As filed with the U.S. Securities and Exchange Commission on April 26, 2011

Registration No. 333-141692

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

SEC File No 811-4834

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST EFFECTIVE AMENDMENT NO. 4	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 41	☒

John Hancock Life Insurance Company (U.S.A.)

Separate Account A

(Exact Name of Registrant)

John Hancock Life Insurance Company (U.S.A.)

(Name of Depositor)

197 Clarendon Street

Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET, ESQ.

John Hancock Life Insurance Company (U.S.A.)

U.S. INSURANCE LAW

JOHN HANCOCK PLACE

BOSTON, MA 02117

(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 2, 2011 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485
☐	on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

☐	this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated May 2, 2011

for interests in

Separate Account A

Interests are made available under

SURVIVORSHIP VARIABLE UNIVERSAL LIFE

a flexible premium survivorship variable universal life insurance policy

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

The policy provides a fixed account option with fixed rates of return declared by John Hancock USA and the following investment accounts:

500 Index B
Active Bond
All Cap Core
All Cap Value
Alpha Opportunities
American Asset Allocation
American Blue Chip Income and Growth
American Bond
American Fundamental Holdings
American Global Diversification
American Global Growth
American Global Small Capitalization
American Growth
American Growth-Income
American High-Income Bond
American International
American New World
Balanced
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Allocation Plus
Core Bond
Core Diversified Growth & Income
Core Strategy
Disciplined Diversification
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental Value
Global
Global Bond
Health Sciences
High Yield
International Core
International Equity Index A
International Equity Index B
International Opportunities
International Small Company
International Value
Investment Quality Bond
Large Cap
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Natural Resources
Optimized All Cap
Optimized Value
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Smaller Company Growth
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
Utilities
Value

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

  Starting on the next page is a Table of Contents for this prospectus.
  The section after the Table of Contents is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
  Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
  Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
  Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock USA and the Separate Account, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as feeder funds, the prospectus for the corresponding master fund is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

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SUMMARY OF BENEFITS AND RISKS

The nature of the policy

This is a so-called “survivorship” policy that provides coverage on two insured persons. The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the investment accounts that you choose. The amount we pay to the policy’s beneficiary upon the death of the last surviving insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured persons. Except as noted in the “Detailed Information” section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy. In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the “Total Face Amount.” Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect (see “Death benefit”).

If your priority is to maximize the extent of the protection that your policy affords against a lapse of coverage in the event of adverse investment experience or other factors, you may wish to elect the Extended No-Lapse Guarantee Rider when you purchase this policy. The Extended No-Lapse Guarantee Rider extends the No-Lapse Guarantee Period provided for the Base Face Amount (see “Other policy benefits, rights and limitations  —  Optional supplementary benefit riders you can add”). However, you may not elect the Return of Premium Death Benefit Rider or increasing Supplemental Face Amount at issue with the Extended No-Lapse Guarantee Rider. Also, if you later decide to request an increase in the Supplemental Face Amount, the Extended No-Lapse Guarantee Rider will terminate.

If your priority is to reduce your Face Amount charges, you may wish to maximize the proportion of the Supplemental Face Amount. You may also elect increases in the Supplemental Face Amount according to a schedule set at issue. However, the amount of any Supplemental Face Amount will be subject to a shorter No-Lapse Guarantee Period and increases are not permitted with the Extended No-Lapse Guarantee Rider as discussed above.If the policy is issued with the Extended No-Lapse Guarantee Rider, we refer to the policy as “Protection SVUL.” If the policy is not issued with this rider, we refer the the policy as “Accumulation SVUL.”

Summary of policy benefits

Death benefit

When the last surviving insured person dies, we will pay the death benefit minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit (Option 1 and Option 2). You choose which one you want in the application. The two death benefit options are:

  Option 1 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described under “The minimum death benefit” provision in the “Detailed Information” section of this prospectus).
  Option 2 - The death benefit will equal the greater of (1) the Total Face Amount  plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death of the last surviving insured person, or (2) the minimum death benefit.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the policy value less any outstanding policy debt and less any surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender.

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If you have not taken a loan on your policy, the “policy value” of your policy will, on any given date, be equal to:

  the amount you invested,
  plus any gain or minus any loss of the investment experience of the investment options you’ve chosen, minus all charges we deduct, and
  minus all withdrawals you have made.

If you take a loan on your policy, your policy value will be computed somewhat differently (see “Effects of policy loans”).

Withdrawals

You may make a withdrawal of part of your surrender value after the first policy year. Each withdrawal must be at least $500. Your policy value is automatically reduced by the amount of the withdrawal. A withdrawal may also reduce the Total Face Amount (see “Surrender and withdrawals — Withdrawals”). We reserve the right to refuse a withdrawal if it would reduce the net cash surrender value or the Total Face Amount below certain minimum amounts.

Policy loans

If your policy is in full force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the last surviving insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your policy value, and may also result in adverse tax consequences.

Optional supplementary benefit riders

When you apply for the policy, you can request any of the optional supplementary benefit riders that we make available. Availability of riders varies from state to state. Charges for most riders will be deducted monthly from the policy value. Some riders may not be available in combination with other riders or benefits (see “Other policy benefits, rights and limitations —  Optional supplementary benefit riders you can add”).

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account A (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. There is also a “fixed account” option that provides a fixed rate of return. The variable investment options have returns that vary depending upon the investment results of underlying portfolios. These options are referred to in this prospectus as “investment accounts.” The fixed account and the investment accounts are sometimes collectively referred to in this prospectus as the “accounts.” The investment accounts cover a broad spectrum of investment styles and strategies. Although the portfolios of the series funds that underlie those investment accounts operate like publicly traded mutual funds, there are important differences between the investment accounts and publicly traded mutual funds. You can transfer money from one investment account to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges, in aggregate, are significant and will reduce the investment performance of your policy.

Summary of policy risks

Lapse risk

If the net cash surrender value is insufficient to pay the charges when due and the No-Lapse Guarantee is not in effect, your policy can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premium or because the investment performance of the investment accounts you’ve chosen has been poor or because of a combination of both factors. You will be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse

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occurs, you may be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions (see “Lapse and reinstatement”).

Since withdrawals reduce your policy value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any investment account may be good or bad. Your policy value will rise or fall based on the investment performance of the investment accounts you’ve chosen. Some investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the underlying portfolios.

Transfer risk

There is a risk that you will not be able to transfer your policy value from one investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account option are more restrictive than those that apply to transfers out of investment accounts.

Early surrender risk

There are surrender charges assessed if you surrender your policy in the first ten policy years. Surrender charges may also apply to a Face Amount decrease (see “The death benefit — Requesting a decrease in coverage”). Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

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While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made unless your policy is a “modified endowment contract,” surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

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FEE TABLES

This section contains tables that describe all of the fees and expenses that you will pay when buying and owning the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for the representative insured persons. The charges shown in these tables may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative. Other entries show only the maximum charge we can assess and are labeled as such. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown in the tables.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium, withdraw policy value, surrender the policy, lapse the policy or transfer policy value between investment accounts. A portion of the premium charge is used to cover premium taxes. Premium taxes vary by jurisdiction and are subject to change. Currently, premium tax levels range from 0% to 3.5%.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum premium charge	Upon payment of premium	6% of each premium paid
Surrender charge(1)	Upon surrender, policy lapse or any reduction in Base Face Amount
Minimum charge		$3.25 per $1,000 of Base Face Amount
Maximum charge		$52.79 per $1,000 of Base Face Amount
Charge for representative insured persons		$19.70 per $1,000 of Base Face Amount
Maximum transfer fee	Upon each transfer into or out of an investment account beyond an annual limit of not less than twelve	$25 (currently $0)(2)
(1)	A surrender charge is applicable for ten policy years from the Policy Date. The surrender charge for the Base Face Amount is calculated as a level amount at issue and is stated in the Policy Specifications page of your policy. The surrender charge at issue varies by the sex, issue age, and underwriting risk class of the insured persons. The surrender charge will reduce monthly over the surrender charge period as a percentage of the initial amount stated in the Policy Specifications page of your policy. The charges shown in the table are the amounts applied in month one in the first year of the surrender charge period. The minimum charge shown in the table is for two 20 year old female standard non-smoker underwriting risks, the maximum charge shown is for two 90 year old male standard smoker underwriting risks, and the charge for the representative insured persons is for a 55 year old male standard non-smoker underwriting risk and a 52 year old female standard non-smoker underwriting risk.
(2)	This charge is not currently imposed, but we reserve the right to do so in the policy.
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The next two tables describe the charges and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the portfolio level. The second table is devoted only to optional supplementary rider benefits. For more information about the cost of insurance rates and other charges talk to your John Hancock USA representative.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Cost of insurance charge(1)	Monthly
Minimum charge		$0.00002 per $1,000 of NAR	$0.00002 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR	$17.93 per $1,000 of NAR
Charge for representative insured persons		$0.002 per $1,000 of NAR	$0.001 per $1,000 of NAR
Face Amount charge(2)	Monthly for fifteen policy years from the Policy Date
Minimum charge		$0.02 per $1,000 of Base Face Amount	$0.02 per $1,000 of Base Face Amount
Maximum charge		$0.76 per $1,000 of Base Face Amount	$0.76 per $1,000 of Base Face Amount
Charge for representative insured persons		$0.14 per $1,000 of Base Face Amount	$0.14 per $1,000 of Base Face Amount
Administrative charge	Monthly	$15	$15
Asset-based risk charge(3)	Monthly	0.08% of policy value in policy years 1-15 0.02% of policy value in policy year 16 and thereafter	0.00% of policy value in policy years 1-15 0.00% of policy value in policy years 16 and thereafter
Policy loan interest(4)	Accrues daily Payable annually	4.25%	4.25%
(1)	The cost of insurance charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and (generally) the gender of the insured persons. The minimum guaranteed rates shown in the table are the rates in the first policy year for a policy issued to cover two 20 year old female standard non-smoker underwriting risks. The minimum current rates shown in the table are the rates in the first policy year for a policy issued to cover two 20 year old female super preferred non-smoker underwriting risks. The maximum guaranteed and current rates shown in the table are the rates in the first policy year for two 90 year old male substandard smoker underwriting risks. The representative insured persons guaranteed and current rates shown in the table refer to a 55 year old male standard non-smoker underwriting risk and a 52 year old female standard non-smoker underwriting risk.
(2)	This charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rates vary by the sex, issue age, and risk classification at issue of the insured persons and the death benefit option. The minimum guaranteed and current rates shown in the table are for two 20 year old female super preferred non-smokers electing death benefit Option 1. The maximum guaranteed and current rates shown in the table are for two 90 year old male substandard smokers electing death benefit Option 2. The representative insured persons guaranteed and current rates referred to in the table are for a 55 year old male standard non-smoker and a 52 year old female standard non-smoker electing death benefit Option 1.
(3)	This charge only applies to that portion of policy value held in the investment accounts. The charge determined does not apply to any fixed account. This charge is not currently imposed but we reserve the right to do so.
(4)	4.25% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.0% thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 3.25%). The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 3.0%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.
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Rider Charges
Amount Deducted
Charge	When Charge is Deducted	Guaranteed Rate	Current Rate
Cash Value Enhancement Rider	Upon policy issue	$500.00	$500.00
Extended No-Lapse Guarantee Rider(1)	Monthly
Minimum charge		$0.01 per $1,000 of Base Face Amount	$0.01 per $1,000 of Base Face Amount
Maximum charge		$0.04 per $1,000 of Base Face Amount	$0.04 per $1,000 of Base Face Amount
Charge for representative insured persons		$0.02 per $1,000 of Base Face Amount	$0.02 per $1,000 of Base Face Amount
Policy Split Option Rider	Monthly	$0.06 per $1,000 of the current Total Face Amount	$0.06 per $1,000 of the current Total Face Amount
Return of Premium Death Benefit Rider(2)	Monthly
Minimum charge		$0.00002 per $1,000 of NAR	$0.00002 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR	$17.93 per $1,000 of NAR
Charge for representative insured persons		$0.002 per $1,000 of NAR	$0.001 per $1,000 of NAR
Overloan Protection Rider(3)	At exercise of benefit
Minimum charge		0.04%	0.04%
Maximum charge		8.00%	8.00%
(1)	The charge for this rider is determined by multiplying the current Base Face Amount by the applicable rate. The rates vary by sex, issue age, and risk classifications of the insured persons. The minimum guaranteed and current rate shown in the table is for two 20 year old female super preferred non-smoker underwriting risks. The maximum guaranteed and current rate shown in the table is for two 90 year old male standard smoker underwriting risks. The representative insured persons referred to in the table are a 55 year old male standard non-smoker underwriting risk and a 52 year old female standard non-smoker underwriting risk. The charges shown are based on the maximum Extended No-Lapse Guarantee Period that you may elect under this rider.
(2)	The Return of Premium Death Benefit Rider charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and (generally) the sex of the insured persons. The minimum guaranteed rates shown in the table are the rates in the first policy year for a policy issued to cover two 20 year old female standard non-smoker underwriting risks. The minimum current rates shown in the table are the rates in the first policy year for a policy issued to cover two 20 year old female super preferred non-smoker underwriting risks. The maximum guaranteed and current rates shown in the table are the rates in the first policy year for two 90 year old male substandard smoker underwriting risks. The representative insured persons guaranteed and current rates shown in the table refer to a 55 year old male standard non-smoker underwriting risk and a 52 year old female standard non-smoker underwriting risk.
(3)	The charge for this rider is determined as a percentage of unloaned account value. The rates vary by the attained age of the younger insured person at the time of exercise. The rates also differ according to the tax qualification test elected at issue. The guaranteed minimum rate for the guideline premium test is .04% (currently .04%) and the guaranteed maximum rate is 2.50% (currently 2.50%). The guaranteed minimum rate for the cash value accumulation test is .04% (currently .04%) and the guaranteed maximum rate is 8.00% (currently 8.00%). The minimum rate shown in the table is for the younger insured person who has reached or would have reached attained age 120 and either the guideline premium test or the cash value accumulation test has been elected. The maximum rate shown is for the younger insured person who has reached or would have reached attained age 75 and the cash value accumulation test has been elected.

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The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	2.90%

1Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 0.92%, respectively.

The next table describes the fees and expenses for each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan that may use the portfolio as its underlying investment medium. Except for the American Asset Allocation, American International, American Global Diversification, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond, American Global Growth, American Global Small Capitalization, American High-Income Bond, American New World, American Fundamental Holdings, Core Diversified Growth & Income, and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio’s actual expenses for the year ended December 31, 2010.

Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses
500 Index B1	0.47%	0.00%	0.02%	0.00%	0.49%
Active Bond	0.60%	0.00%	0.04%	0.00%	0.64%
All Cap Core	0.78%	0.00%	0.03%	0.01%[2]	0.82%
All Cap Value	0.79%[3]	0.00%	0.05%	0.00%	0.84%
Alpha Opportunities	0.97%[3]	0.00%	0.04%	0.01%[2]	1.02%
American Asset Allocation[4]	0.30%	0.60%	0.03%	0.00%	0.93%
American Blue Chip Income and Growth[4]	0.42%	0.60%	0.06%	0.00%	1.08%
American Bond[4]	0.37%	0.60%	0.03%	0.00%	1.00%
American Fundamental Holdings	0.04%	0.60%	0.03%	0.37%[2]	1.04%
American Global Diversification	0.04%	0.60%	0.03%	0.56%[2]	1.23%
American Global Growth[4,5]	0.53%	0.60%	0.07%	0.00%	1.20%
American Global Small Capitalization[4,5]	0.71%	0.60%	0.10%	0.00%	1.41%
American Growth[4]	0.32%	0.60%	0.04%	0.00%	0.96%
American Growth-Income[4]	0.27%	0.60%	0.04%	0.00%	0.91%
American High-Income Bond[4,5]	0.46%	0.60%	0.08%	0.00%	1.14%
American International[4]	0.49%	0.60%	0.06%	0.00%	1.15%
American New World[4]	0.74%	0.60%	0.12%	0.00%	1.46%
Balanced	0.84%	0.00%	0.13%	0.01%[2]	0.98%
Blue Chip Growth	0.78%[3]	0.00%	0.03%	0.00%	0.81%
Capital Appreciation	0.71%	0.00%	0.03%	0.00%	0.74%
Capital Appreciation Value	0.93%	0.00%	0.04%	0.04%[2]	1.01%
Core Allocation Plus	0.92%	0.00%	0.07%	0.00%	0.99%
Core Bond	0.59%	0.00%	0.04%	0.01%[2]	0.64%
Core Diversified Growth & Income[6]	0.04%	0.35%	2.08%	0.43%[2]	2.90%
Core Strategy	0.05%	0.00%	0.03%	0.49%[2]	0.57%
Disciplined Diversification	0.73%	0.00%	0.14%	0.00%	0.87%
Emerging Markets Value	0.95%	0.00%	0.12%	0.00%	1.07%
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Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses
Equity-Income	0.78%[3]	0.00%	0.03%	0.01%[2]	0.82%
Financial Services	0.82%	0.00%	0.06%	0.00%	0.88%
Franklin Templeton Founding Allocation	0.04%	0.00%	0.03%	0.92%[2]	0.99%
Fundamental Value	0.76%	0.00%	0.04%	0.00%	0.80%
Global[7]	0.81%	0.00%	0.10%	0.00%	0.91%
Global Bond	0.70%	0.00%	0.08%	0.00%	0.78%
Health Sciences	1.05%	0.00%	0.07%	0.00%	1.12%
High Yield	0.66%	0.00%	0.04%	0.00%	0.70%
International Core	0.89%	0.00%	0.13%	0.00%	1.02%
International Equity Index A	0.53%	0.00%	0.04%	0.00%	0.57%
International Equity Index B1	0.54%	0.00%	0.03%	0.00%	0.57%
International Opportunities	0.88%	0.00%	0.08%	0.00%	0.96%
International Small Company	0.95%[3]	0.00%	0.14%	0.00%	1.09%
International Value[7]	0.80%[3]	0.00%	0.13%	0.00%	0.93%
Investment Quality Bond	0.59%	0.00%	0.05%	0.00%	0.64%
Large Cap	0.76%	0.00%	0.03%	0.00%	0.79%
Lifestyle Aggressive	0.04%	0.00%	0.03%	0.86%[2]	0.93%
Lifestyle Balanced	0.04%	0.00%	0.02%	0.70%[2]	0.76%
Lifestyle Conservative	0.04%	0.00%	0.02%	0.66%[2]	0.72%
Lifestyle Growth	0.04%	0.00%	0.02%	0.71%[2]	0.77%
Lifestyle Moderate	0.04%	0.00%	0.02%	0.68%[2]	0.74%
Mid Cap Index	0.47%	0.00%	0.02%	0.02%[2]	0.51%
Mid Cap Stock	0.84%	0.00%	0.04%	0.00%	0.88%
Mid Value	0.95%	0.00%	0.05%	0.02%[2]	1.02%
Money Market B1	0.49%	0.00%	0.04%	0.00%	0.53%
Natural Resources	1.00%	0.00%	0.03%	0.00%	1.03%
Optimized All Cap	0.68%	0.00%	0.03%	0.00%	0.71%
Optimized Value	0.69%	0.00%	0.04%	0.00%	0.73%
PIMCO VIT All Asset[8]	0.43%	0.25%	0.20%	0.66%	1.54%
Real Estate Securities	0.70%	0.00%	0.03%	0.00%	0.73%
Real Return Bond	0.69%	0.00%	0.07%	0.00%	0.76%
Science & Technology	1.05%	0.00%	0.06%	0.02%[2]	1.13%
Short Term Government Income	0.56%	0.00%	0.07%	0.00%	0.63%
Small Cap Growth	1.06%	0.00%	0.04%	0.00%	1.10%
Small Cap Index	0.48%	0.00%	0.02%	0.08%[2]	0.58%
Small Cap Opportunities[7]	1.00%	0.00%	0.05%	0.07%[2]	1.12%
Small Cap Value	1.06%	0.00%	0.04%	0.19%[2]	1.29%
Small Company Value	1.03%	0.00%	0.05%	0.21%[2]	1.29%
Smaller Company Growth[7]	1.06%	0.00%	0.05%	0.00%	1.11%
Strategic Income Opportunities	0.67%[3]	0.00%	0.09%	0.05%[2]	0.81%
Total Bond Market B1	0.47%	0.00%	0.05%	0.00%	0.52%
Total Return	0.68%	0.00%	0.04%	0.00%	0.72%
Total Stock Market Index	0.49%	0.00%	0.03%	0.00%	0.52%
Ultra Short Term Bond[5]	0.55%	0.00%	0.08%	0.00%	0.63%
Utilities	0.83%	0.00%	0.07%	0.00%	0.90%
Value	0.74%	0.00%	0.04%	0.00%	0.78%

1John Hancock Variable Insurance Trust (“JHVIT”) sells shares of these portfolios only to certain variable life insurance and variable annuity separate accounts of ours and our affiliates. Each portfolio is subject to an expense cap pursuant to an agreement between JHVIT

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and John Hancock Investment Management Services, LLC (the “Adviser”) under which the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the portfolio’s Total Operating Expenses does not exceed its net Total Operating Expenses as shown below. A portfolio’s Total Operating Expenses includes all of its operating expenses including advisory and 12b-1 fees, but excludes taxes, brokerage commissions, interest, short dividends, acquired fund fees, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap will remain in effect until April 30, 2012 and will terminate after that date only if JHVIT, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the separate accounts and other persons specified in the agreement. The fees shown in the table do not reflect this expense cap. If this expense cap had been reflected, the net Total Operating Expenses for the portfolios would be as indicated below. For more information, please refer to the prospectus for the portfolio.

Portfolio	Total Operating Expenses
500 Index B	0.25%
International Equity Index B	0.34%
Money Market B	0.28%
Total Bond Market B	0.25%

2Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the portfolio’s investment in underlying funds (each an “Acquired Fund”) and are included in the portfolio’s Total Operating Expenses. The Total Operating Expenses shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section of the prospectus for the portfolio, which does not include Acquired Fund Fees and Expenses.

3The Management Fee has been restated to reflect contractual changes to the Advisory Agreement.

4The table reflects the combined fees of the feeder fund and the master fund.

5For portfolios and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2010, expenses are estimated.

6The Adviser has contractually limited other portfolio level expenses to 0.10%. These expenses consist of operating expenses of the portfolio, excluding advisory, 12b-1, short dividends, acquired fund fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do no reflect this expense cap. If this expense cap had been reflected, the net Total Operating Expenses for the portfolio would be 0.92%. For more information, please refer to the prospectus for the portfolio.

7The Adviser has contractually agreed to waive its management fees so that the amount retained by the Adviser after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this expense waiver. If this expense waiver had been reflected, the net Total Operating Expenses for the portfolios would be as shown below. For more information, please refer to the prospectus for the portfolios.

Portfolio	Total Operating Expenses
Global	0.89%
International Value	0.92%
Small Cap Opportunities	1.04%
Smaller Company Growth	0.99%

8Pacific Investment Management Company LLC (“PIMCO”), the adviser to the portfolio, has contractually agreed, through May 1, 2012, to reduce its management fee, to the extent that the underlying fund expenses attributable to management, supervisory and administrative fees exceeds 0.64% of the total assets invested in the underlying funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of underlying fund expenses attributable to management, supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses shown in the table. Acquired Fund Fees and Expenses include interest expense of 0.01%. Interest expense is based on the amount incurred during an underlying fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as an expense of the underlying fund for accounting purposes and is not payable to PIMCO. The amount of interest expense (if any) will vary based on the underlying fund’s use of such investments as an investment strategy. Total Operating Expenses excluding interest expense of the underlying funds is 1.525%. Also, the fees shown in the table do not reflect the expense waiver. If this expense waiver had been reflected, net Total Operating Expenses (excluding the interest expense of the underling funds) would be 1.495%. The Total Operating Expenses shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section of the prospectus for the portfolio, which does not include Acquired Fund Fees and Expenses. For more information, please refer to the prospectus for the portfolio.

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2010, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Fundamental Holdings, American Global Diversification, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, American New World, and Core Diversified Growth & Income portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance

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of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.
All Cap Core	QS Investors, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.
American Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Bond Fund, a series of the American Funds Insurance Series. The master fund invests at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and invests up to 35% of its assets in debt securities rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations (“NRSROs”), or unrated but determined to be of equivalent quality (so called “junk bonds”). The master fund may invest in debt securities of issuers domiciled outside the U.S. and may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks.
American Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying funds of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund and International Fund.

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Portfolio	Portfolio Manager	Investment Objective
American Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio invests a significant portion of its assets in securities, which include securities held by the underlying funds, that are located outside the U.S. The portfolio operates as a fund of funds and currently invests primarily in five underlying funds of the American Funds Insurance Series: Bond Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund and New World Fund.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.
American Global Small Capitalization	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Small Capitalization Fund, a series of the American Funds Insurance Series. Under normal market conditions, the master fund invests primarily in stocks of smaller companies located around the world. Normally, the master fund invests at least 80% of its net assets in growth-oriented common stocks and other equity securities.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American High-Income Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide a high level of current income and, secondarily, capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the High-Income Bond Fund, a series of the American Funds Insurance Series. The master fund invests primarily in higher yielding and generally lower quality debt securities rated Ba1 or below or BB+ or below by NRSROs or unrated but determined to be of equivalent quality, including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The portfolio may also invest a portion of its assets in securities of issuers domiciled outside the U.S.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The master fund may invest a portion of its assets in common stocks and other securities of companies in emerging market countries.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.
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Portfolio	Portfolio Manager	Investment Objective
Balanced	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed-income securities, including investment-grade and below investment-grade debt securities (commonly known as “junk bonds”) with maturities that range from short to longer term, as well as cash.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio allocates its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Inc.	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Diversified Growth & Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital and income. The portfolio invests in other funds and other investment companies as well as other types of investments. Under normal market conditions, the portfolio generally invests between 65% and 75% of its assets in equity securities, which include securities held by the underlying funds, and between 25% and 35% of its assets in fixed-income securities, which include securities held by the underlying funds.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
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Portfolio	Portfolio Manager	Investment Objective
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
Target AllocationRange of Allocation
Equity Securities: 70%65% – 75%
Fixed-Income Securities: 30%25% – 35%
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s:Ba through C
S&P’s:BB through D
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Portfolio	Portfolio Manager	Investment Objective
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets. The portfolio invests at least 85% of its net assets in non-U.S. equity securities.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
Optimized All Cap	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, medium and small.
Optimized Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*
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Portfolio	Portfolio Manager	Investment Objective
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
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Portfolio	Portfolio Manager	Investment Objective
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.
Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Index.*

*“Wilshire 5000 Total Market Index®” is a trademark of Wilshire Associates. “MSCI All Country World Excluding U.S. Index” is a trademark of Morgan Stanley & Co. Incorporated.“Russell 1000,®” “Russell 2000,®” “Russell 2500,TM”“Russell 1000 Value,®” “Russell

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3000,®” “Russell Midcap,®” and “Russell Midcap Value®” are trademarks of Frank Russell Company. “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 28, 2011 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $466 million to $275.1 billion
Russell 1000 Index — $221 million to $425.9 billion
Russell 1000 Value Index — $221 million to $425.9 billion
Russell 2000 Index — maximum of $6.2 billion
Russell 2500 Index — maximum of $11 billion (as of March 31, 2011)
Russell 3000 Index — $5 million to $425.9 billion
Russell Midcap Index — $221 million to $22.3 billion
Russell Midcap Value Index — $310 million to $19 billion
S&P MidCap 400 Index — $703 million to $9.9 billion
S&P SmallCap 600 Index — maximum of $3.7 billion
Wilshire 5000 Total Market Index — less than $1 million to $431 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for policy owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John

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Hancock USA to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock USA

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account A

The investment accounts shown on page 1 are in fact subaccounts of Separate Account A, a separate account operated by us under Michigan law. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

The Account’s assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of John Hancock USA’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed account

Our obligations under any fixed account are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed account — the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 3%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 (“1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed account. Disclosure regarding fixed accounts, however, is subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

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The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the “Total Face Amount.” Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The Supplemental Face Amount you can have generally cannot exceed 400% of the Base Face Amount at the Issue Date. The Issue Date is shown in the Policy Specifications page of the policy. Thereafter, increases to the Supplemental Face Amount cannot exceed 400% of the Total Face Amount at the Issue Date. There are a number of factors you should consider in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. These factors are discussed under “Base Face Amount vs. Supplemental Face Amount” below.

When the last surviving insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.

  Option 1 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described below).
  Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death of the last surviving insured person, or (2) the minimum death benefit.

For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the Face Amount charge and resulting cost of insurance charges (based on the higher net amount at risk) will be higher under Option 2. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Limitations on payment of death benefit

If either insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals.

Also if an application misstated the age or sex of the insured person, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charge.

Base Face Amount vs. Supplemental Face Amount

As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount.

For the same amount of premiums paid, the amount of the Face Amount charge deducted from policy value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Supplemental Face Amount, rather than as Base Face Amount. On the other hand, the amount of any Supplemental Face Amount may be subject to a shorter No-Lapse Guarantee Period (see “No-Lapse Guarantee”). Also, after the younger insured person reaches or would have reached age 121, any Supplemental Face Amount will terminate.

If your priority is to reduce your Face Amount charges, you may wish to maximize the proportion of the Supplemental Face Amount. However, if your priority is to take advantage of the No-Lapse Guarantee feature after the second policy year or to maximize the death benefit when the younger insured person reaches or would have reached age 121, then you may wish to maximize the proportion of the Base Face Amount.

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The minimum death benefit

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law — the “guideline premium test” and the “cash value accumulation test.” You must elect which test you wish to have applied at issue. Once elected, the test cannot be changed without our approval.

Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. Factors for some ages are shown in the table below:

Younger Insured Attained Age	Applicable Factor
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%

A table showing the factor for each policy year will appear in the policy.

Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each policy year will appear in the policy.

The cash value accumulation test may be preferable if you want to fund the policy so that the minimum death benefit will increase earlier than would be required under the guideline premium test, or if you want to fund the policy at the “7 pay” limit for the full seven years (see “Tax considerations”).

To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.

When the younger insured person reaches 121

If the policy is still in effect on the policy anniversary nearest the 121st birthday of the younger of the two insured persons (whether or not the younger insured person is alive), the following things will happen (whether or not there is any net cash surrender value):

  We will stop any monthly deduction charges.
  We will stop accepting any premium payments.
  We will not allow any new loans.
  We will no longer process withdrawals.
  We will continue to credit interest to a fixed account.
  We will continue to accept loan repayments on existing loans and interest will continue to be charged if there is an outstanding loan.
  Any Supplemental Face Amount will terminate (see “Base Face Amount vs. Supplemental Face Amount”).

If the Extended No-Lapse Guarantee is in effect on the policy anniversary nearest the date the younger insured person would have reached age 121, the policy will remain in force subject to the policy loan provisions.

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Requesting an increase in coverage

After the first policy year, you may make a written request for an unscheduled increase or addition in the Supplemental Face Amount. We must receive your written request within two months of your next policy anniversary. Generally, each such increase must be at least $50,000 and increases in any one policy year cannot exceed 25% of the Total Face Amount at issue. You will have to provide us with evidence that the insured persons qualify for the same risk classification that applied to them at issue. Generally, any increase will be effective on the next policy anniversary following the date we approve the request. Any unscheduled increase in Supplemental Face Amount after issue would first require that you terminate the Return of Premium, Four Year Term, and Extended No-Lapse Guarantee Riders you may have elected at issue.

Requesting a decrease in coverage

After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if:

  the remaining Total Face Amount and Base Face Amount will each be at least $250,000, and the remaining Total Face Amount will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

A pro-rata portion of the surrender charge will be payable upon a requested reduction in the Base Face Amount (see “Surrender charge”). If approved, you may reduce up to 10% of your Base Face Amount at issue without incurring a pro-rata surrender charge at that time. This surrender charge exemption does not apply to full surrenders or net cash surrender withdrawals. (See “Surrender and withdrawals - Withdrawals”). An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request. We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced.

Change of death benefit option

Under our current administrative rules, we permit the death benefit option to be changed from Option 2 to Option 1 after the first policy year. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes.

A change in the death benefit option will result in a change in the policy’s Total Face Amount, in order to avoid any change in the amount of the death benefit. The new Total Face Amount will be equal to the Total Face Amount prior to the change plus the policy value as of the date of the change. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.

Notwithstanding other policy limits, if the change from Option 2 to 1 yields a Total Face Amount that is larger than 400% of the Total Face Amount at issue, we will allow for the increase. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.

Tax consequences of coverage changes

If you change the death benefit option, the Federal tax law test (“guideline premium test” or “cash value accumulation test”) that you elected at issue will continue to apply. Please read “The minimum death benefit” for more information about these Federal tax law tests.

A change in the death benefit option or Total Face Amount will often change the policy’s limits under the Federal tax law test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to (i) refuse or limit a change in the death benefit option or Total Face Amount and (ii) change the Guideline Single Premium or Guideline Level Premium, as applicable. Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. Until the death of the last surviving insured person you can change your beneficiary by written request. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

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Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. Please contact our Service Office for more information.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually or quarterly. You may also choose to pay premiums by monthly electronic funds transfers. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only pay enough premium to keep the policy in force (see “Lapse and reinstatement”).

Minimum initial premium

The Minimum Initial Premium is set forth in the Policy Specifications page of your policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the younger insured person’s attained age 121, subject to the need to pay enough premium to keep the policy in force, and to the limitations on maximum premium amount described below.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements is provided under “Tax considerations.”

Large premium payments may expose us to unanticipated investment risk. In order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments. This may be the case, for example, in an environment of decreasing interest rates, where we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment account portfolios, if we are unable to make an orderly investment of the additional premium into the portfolios. Also, we may refuse to accept an amount of additional premium if the amount of the additional premium would increase our insurance risk exposure, and the insured persons don’t provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

We will notify you in writing of our refusal to accept additional premium under these provisions within three days following the date that it is received by us, and will promptly thereafter take the necessary steps to return the premium to you.

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Notwithstanding the foregoing limits on the additional premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.

Processing premium payments

No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market B investment account. After the Issue Date but prior to the Allocation Date, premiums received are allocated to the Money Market B investment account. The “Allocation Date” of the policy is the tenth day after the Issue Date. The Issue Date is shown on the Policy Specifications page of the policy. On the Allocation Date, the Net Premiums paid plus interest credited, if any, will be allocated among the investment accounts or the fixed account in accordance with the policy owner’s instructions. The “Net Premium” is the premium paid less the applicable premium charges we deduct from it.

Any Net Premium received on or after the Allocation Date will be allocated among investment accounts or the fixed account as of the business day on or next following the date the premium is received at the Service Office. Monthly deductions are normally due on the Policy Date and at the beginning of each policy month thereafter. However, if the monthly deductions are due prior to the Contract Completion Date, they will be deducted from policy value on the Contract Completion Date instead of the dates they were due (see “Procedures for issuance of a policy” for the definition of “Contract Completion Date”).

Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. However, in states where permitted, the policy will have a No-Lapse Guarantee (as well as an Extended No-Lapse Guarantee, if elected) which would prevent the policy from lapsing during the guarantee period, provided certain criteria are satisfied.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock USA Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

  by wire or by exchange from another insurance company, or
  via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method).

Lapse and reinstatement

Lapse

Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax considerations.” We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus an amount equal to three times the monthly deductions due on the date of default, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value.

No-lapse guarantee

In those states where it is permitted, as long as the cumulative premium test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the policy will not go into default, even if adverse investment experience or other factors should cause the policy’s surrender value to fall to zero or below during such period.

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The monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium. The No-Lapse Guarantee Premium is not a charge assessed against the policy value. It is an amount used in determining whether the cumulative premium test has been satisfied.

The No-Lapse Guarantee Premium is set at issue on the basis of the Base Face Amount and any Supplemental Face Amount and reflects the age, sex and risk class of the proposed insureds, the death benefit option elected, as well as any additional ratings and supplementary benefits, if applicable. It is subject to change if (i) the Total Face Amount of the policy is changed, (ii) there is a death benefit option change, (iii) there is a decrease in the Base Face Amount or the Supplemental Face Amount of insurance due to a withdrawal, or (iv) there is any change in the supplementary benefits added to the policy or in the risk classification of the insured persons.

The No-Lapse Guarantee Period is set at issue and is stated in the policy. The No-Lapse Guarantee Period for any Supplemental Face Amount is the first two policy years. Certain state limitations may apply, but generally the No-Lapse Guarantee Period for the Base Face Amount is (i) the lesser of twenty years or to the younger insured’s age 75 or (ii) five years if the younger insured person’s issue age is 70 or older. The No-Lapse Guarantee Period for the Base Face Amount under any policy that has elected an increasing Supplemental Face Amount or a Return of Premium Death Benefit Rider, however, is limited to the first two policy years. If we approve your request for an unscheduled increase to the Supplemental Face Amount to your policy, any remaining No-Lapse Guarantee period will terminate and, if elected, the Extended No-Lapse Guarantee Rider will also terminate. We will not approve a request to increase your Base Face Amount.

While the No-Lapse Guarantee is in effect, we will determine at the beginning of the policy month that your policy would otherwise be in default whether the cumulative premium test, described below, has been met. If the test has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:

(a)	the outstanding premium requirement to satisfy the cumulative premium test at the date of default, plus the monthly No-Lapse Guarantee Premium due for the next three policy months; or
(b)	the amount necessary to bring the net cash surrender value to zero plus an amount equal to three times the monthly deductions due on the date of default, plus the applicable premium charge.

If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the policy will terminate.

Cumulative premium test

The cumulative premium test is satisfied if, as of the beginning of the policy month that your policy would otherwise be in default, the sum of all premiums paid to date less any withdrawals taken on or before the date of the test and less any policy debt is equal to or exceeds the sum of the monthly No-Lapse Guarantee Premiums due from the policy date to the date of the test.

Death during grace period

If the last surviving insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:

(a)	You must provide evidence satisfactory to us of the insurability of the insured persons (or the last surviving insured person), and of any insured persons covered under any supplementary benefit rider that you wish to reinstate; and
(b)	You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force to the next scheduled date for payment of the Planned Premium.
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If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The policy value on the date of reinstatement, prior to the crediting of any Net Premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of reinstatement. A surrendered policy cannot be reinstated.

The policy value

From each premium payment you make, we deduct the applicable premium charges described under “Deduction from premium payments.” We invest the rest (known as the “Net Premium”) in the accounts (fixed or investment) you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding underlying portfolio and had reinvested all portfolios’ dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under “Description of charges at the policy level.”

We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in the fixed account will earn interest at the rates we declare from time to time. For the fixed account, we guarantee that this rate will be at least 3%. If you want to know what the current declared rate is for the fixed account, just call or write to us. The asset-based risk charge only applies to that portion of the policy value held in the investment accounts. The charge determined does not apply to the fixed account. Otherwise, the policy level charges applicable to the fixed account are the same as those applicable to the investment accounts. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

Allocation of future premium payments

At any time, you may change the accounts (fixed or investment) in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing policy value

You may also transfer your existing policy value from one account (fixed or investment) to another, subject to the limitations discussed below. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any account in any policy year is $1,000,000.

The policies are not designed for professional market timing organizations or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among investment accounts and between the investment accounts and any available fixed account. As a consequence, we have reserved the right to impose certain restrictions on transfers as described in the “Market timing and disruptive trading risks” section of this prospectus. We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve). No transfer fee will be imposed on any transfer from an investment account into a fixed account if the transfer occurs during the following periods:

  within 18 months after the policy’s Issue Date, or
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  within 60 days after the later of the effective date of a material change in the investment objectives of any investment account or the date you are notified of the change.

Subject to the restrictions set forth below, you may transfer existing policy value into or out of investment accounts. Transfers out of a fixed account are subject to additional limitations noted below.

Limitations on transfers to or from an investment account. Our current practice is to restrict transfers into or out of investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment account even if the two transfer per month limit has been reached, but only if 100% of the account value in all investment accounts is transferred to the Money Market B investment account. If such a transfer to the Money Market B investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market B investment account to any other accounts (fixed or investment) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one investment account into a second investment account, the values can only be transferred out of the second investment account if they are transferred into the Money Market B investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment account may not be transferred out of the Money Market B investment account into any other accounts (fixed or investment) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy holders subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

Limitations on transfers out of the fixed account. Transfers out of the fixed account in any one policy year are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the fixed account maximum transfer percentage of 15% multiplied by the amount of the fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the fixed account during the previous policy year. Any transfer, that involves a transfer out of the fixed account may not involve a transfer to the Money Market B investment account.

We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.

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Dollar cost averaging. We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one investment account into any other investment account(s) or the fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. No fee is charged for this program.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Asset allocation balancer transfers. Under the asset allocation balancer program you will designate an allocation of policy value among investment accounts. We will move amounts among the investment accounts at specified intervals you select - annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. No fee is charged for this program.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Surrender and withdrawals

Surrender

You may surrender your policy in full at any time. If you do, we will pay you the policy value less any policy debt and surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).

Withdrawals

After the first policy year, you may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. If the withdrawal results in a reduction in Base Face Amount, a charge equal to a pro-rata portion of any surrender charge will be applied during the surrender charge period. We will automatically reduce the policy value of your policy by the amount of the withdrawal. Unless otherwise specified by you, each account (fixed and investment) will be reduced in the same proportion as the policy value is then allocated among them. We will not permit a withdrawal if it would cause your surrender value to fall below three months’ worth of monthly deductions (see “Deductions from policy value”). We also reserve the right to refuse any withdrawal that would cause the policy’s Total Face Amount or the Base Face Amount to fall below $250,000.

Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2 (see “The death benefit”). Under Option 1, such a withdrawal may also reduce the Total Face Amount. Generally, any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. We reserve the right to approve reductions in the Base Face Amount prior to eliminating the Supplemental Face Amount. You should consider a number of factors in determining whether to continue coverage in the form of Base Face Amount or Supplemental Face Amounts (see “Base Face Amount vs. Supplemental Face Amount”). If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the withdrawal. As noted above, if the withdrawal results in a reduction in Base Face Amount, a pro-rata portion of the applicable surrender charge will be deducted from the policy value (see “Surrender charge”). We reserve the right to waive the pro-rata surrender charge on any reduction in Base Face Amount if the withdrawal is designed to serve certain administrative purposes (such as the payment of fees associated with the provision of asset management services).

For example, assume a policy owner that has elected death benefit Option 1 requests a withdrawal of $50,000 on a policy with a Base Face Amount of $400,000 and a current surrender charge of $10,000. The $50,000 withdrawal would reduce the Base Face Amount from $400,000 to $350,000. The reduction in Base Face Amount would trigger a partial surrender charge equal to the surrender charge times the proportionate reduction in Base Face Amount, in this case equal to $10,000 X (50,000/400,000) or $1,250. The surrender charge after the withdrawal would be equal to $10,000 - $1,250 or $8,750. If the policy owner had instead purchased a policy with $400,000 of Base Face Amount and $100,000 of Supplemental Face Amount, the withdrawal of $50,000 would reduce the Supplemental Face Amount from $100,000 to $50,000. Since the Base Face Amount would remain at $400,000, no partial surrender charge would be deducted.

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Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is the greater of (i) 90% of net cash surrender value and (ii) the amount determined as set out below.

  We first determine the net cash surrender value of your policy.
  We then subtract an amount equal to the monthly deductions then being deducted from policy value times the number of full policy months until the next policy anniversary.
  We then multiply the resulting amount by 1.25 % in policy years 1 through 10 and 0% thereafter (although we reserve the right to increase the percentage after the tenth policy year to as much as ..25%).
  We then subtract the third item above from the second item above.

The minimum amount of each loan is $500. The interest charged on any loan is currently an effective annual rate of 4.25% in the first ten policy years and 3.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. Unless otherwise specified by you, the amount of the loan is deducted from the accounts (fixed and investment) in the same proportion as the policy value is then allocated among them. The amount of the loan is then placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the business day on or next following the day we receive the loan request. We will not allow any new loans at and after the policy anniversary nearest the date the younger insured person reaches or would have reached age 121.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as set out below.

  The same proportionate part of the loan as was borrowed from any fixed account will be repaid to that fixed account.
  The remainder of the repayment will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the accounts and placed in a special loan account. The accounts and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Also, whenever the outstanding loan equals or exceeds your policy value after the younger insured person reaches or would have reached age 121, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

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Description of charges at the policy level

Deduction from premium payments

Premium charge

A charge to help defray our sales costs and related taxes. The current charge is 6% of each premium paid.

Deductions from policy value

Administrative charge

A monthly charge to help cover our administrative costs. This is a flat dollar charge of $15 per month.

Face Amount charge

A monthly charge for the first 15 policy years to primarily help cover sales costs. To determine the charge we multiply the amount of Base Face Amount at issue by a rate which varies by the insured persons’ sex, age, death benefit option and risk classification at issue.

Cost of insurance charge

A monthly charge for the cost of insurance. To determine the charge, we multiply the net amount of insurance for which we are then at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. The current rates will never be more than the maximum rates shown in the policy. The cost of insurance rates we use will depend on the age at issue, the insurance risk characteristics and (usually) sex of the insured persons, and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured persons’ age increases. (The insured person’s “age” on any date is his or her age on the birthday nearest that date.) For death benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

(a) is the death benefit (excluding the Four Year Term Rider) as of the first day of the policy month, divided by 1.0024663; and

(b) is the policy value as of the first day of the policy month after the deduction of all other monthly deductions.

Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the policy value, the net amount at risk is affected by the investment performance of the investment accounts chosen, payment of premiums and charges assessed.

If the minimum death benefit is greater than the death benefit (excluding the Four Year Term Rider), the cost of insurance charge will reflect the amount of that additional benefit.

For death benefit Option 2, the net amount at risk is equal to the death benefit (excluding the Four Year Term Rider), divided by 1.0024663.

Asset-based risk charge

A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to investment accounts. This charge does not apply to the current fixed account. This charge is not currently imposed but we reserve the right to do so.

Supplementary benefits charges

Monthly charges for any supplementary insurance benefits added to the policy by means of a rider.

Surrender charge

A charge we deduct if the policy lapses or is surrendered within the first ten policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The surrender charge for the Base Face Amount is calculated as a level amount at issue and is stated in the Policy Specifications page of

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your policy. The surrender charge will reduce monthly over the surrender charge period as a percentage of the initial amount stated in the Policy Specifications of your policy. The percentage applied is dependent upon the policy year during which lapse or surrender occurs, as shown in the following table:

Policy Year	Percentage Applied
1	100%
2	90%
3	80%
4	70%
5	60%
6	50%
7	40%
8	30%
9	20%
10	10%
11+	0

The percentage is graded down proportionately at the beginning of each policy month until the next level is reached. The initial surrender charge at issue varies by the sex, issue age, and underwriting risk class of the insured persons. A pro-rata portion of the surrender charge will also be payable upon a requested reduction in the Base Face Amount. If approved, you may reduce up to 10% of your Base Face Amount without incurring the pro-rata surrender charge at that time. This surrender charge exemption does not apply to full surrenders or net cash surrender withdrawals (see “Surrender and withdrawals - Withdrawals” and “Requesting a decrease in coverage”). The pro-rata charge is calculated by dividing the reduction in Base Face Amount by the Base Face Amount immediately prior to the reductions and then multiplying the applicable surrender charge by that ratio.

Additional information about how certain policy charges work

Sales expenses and related charges

The premium and Face Amount charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium and Face Amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other charges with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.

Method of deduction

We deduct the monthly deductions described in the Fee Tables section from your policy’s accounts (fixed and investment) in proportion to the amount of policy value you have in each, unless otherwise specified by you.

Reduced charges for eligible classes

The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

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Other charges we could impose in the future

Except for a portion of the premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected accounts. However, we expect that no such charge will be necessary.

We also reserve the right to increase the premium charge in order to correspond with changes in premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy. Premium taxes vary by jurisdiction and are subject to change. Currently, premium tax levels range from 0% to 3.5%.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the portfolio level

The portfolios must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional supplementary benefit riders you can add

When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. You should consider how an optional rider may impact your overall insurance and financial objectives. Each rider contains specific details that you should review before you decide to choose the rider. Your registered representative can provide you with additional information regarding these riders. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the list of optional supplementary benefit riders.

Return of Premium Death Benefit Rider

You may elect to have your policy issued with an optional Return of Premium Death Benefit Rider. This rider provides an additional death benefit payable upon the death of the last surviving insured person. The Return of Premium Death Benefit has an initial value equal to your initial premium times the “Percentage of Premium” you select (which may range between 0% and 100%). We show the Percentage of Premium you select in the Policy Specifications page.

You may increase the initial Return of Premium Death Benefit in two ways:

  You may make additional premium payments. We will apply the Percentage of Premium stated in the Policy Specifications page to the premium payment and increase your Return of Premium Death Benefit by that amount at the time you make the payment.
  You may elect a Return of Premium Death Benefit Increase Rate. You may elect an annual effective rate from 0 - 5% to increase your Return of Premium Death Benefit. We show the rate you elect in the Policy Specifications page. The Return of Premium Death Benefit will accumulate monthly at the Return of Premium Death Benefit Increase Rate you select.

This benefit is only available to you if you elect death benefit Option 1.

Cash Value Enhancement Rider

Your policy may be issued with the Cash Value Enhancement Rider. The decision to add this rider to your policy must be made at issuance of the policy and, once made, is irrevocable. The benefit of this rider is that the cash surrender value of your

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policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon full policy surrender or lapse. The Cash Value Enhancement Rider does not reduce the surrender charge upon decreases in Total Face Amount or partial withdrawals.

Under this rider, we will waive a portion of your surrender charges by the applicable Cash Value Waiver Percentage set forth in the table below. Your cash value enhancement is equal to the surrender charge times the applicable percentage as shown in the table below. We will then reduce the amount of your surrender charges by the amount of the cash value enhancement.

Policy Year	Cash Value Enhancement Waiver Percentage
1	90%
2	80%
3	60%
4	40%
5	20%
6+	0%

Overloan Protection Rider

This rider will prevent your policy from lapsing on any date if policy debt exceeds the death benefit. The benefit is subject to a number of eligibility requirements relating to, among other things, the number of years the policy has been in force, the attained age of the younger insured person, the death benefit option elected and the tax status of the policy.

When the Overloan Protection Benefit in this rider is invoked, all values in the investment accounts are immediately transferred to the fixed account and will continue to grow at the current fixed account interest rate. Transfer fees do not apply to these transfers. Thereafter, policy changes and transactions are limited as set forth in the rider; for example, death benefit increases or decreases, additional premium payments, policy loans, withdrawals, surrender and transfers are no longer allowed. Any outstanding policy debt will remain. Interest will continue to be charged at the policy’s specified loan interest rate, and the policy’s loan account will continue to be credited with the policy’s loan interest credited rate. Any applicable No-Lapse Guarantee under the policy no longer applies, and any supplementary benefit rider requiring a monthly deduction will automatically be terminated.

When the Overloan Protection Rider causes the policy to be converted into a fixed policy, there is risk that the Internal Revenue Service could contend that the policy has been effectively terminated and that the outstanding loan balance should be treated as a distribution. Depending on the circumstances, all or part of such deemed distribution may be taxable as income. You should consult a tax adviser as to the risks associated with the Overloan Protection Rider.

Extended No-Lapse Guarantee Rider

You may elect the optional Extended No-Lapse Guarantee Rider at issue, which extends the No-Lapse Guarantee Period provided by your policy for the Base Face Amount to the earlier of: (a) termination of the policy or rider, (b) the number of years selected by the policy owner, subject to any applicable state limitations, or (c) age 121 of the younger insured person. If you elect this rider, the policy will be marketed as “Protection SVUL.” You will pay an additional fee for this rider, which varies based on the individual characteristics of the insured persons, the length of the No-Lapse Guarantee Period you select and the Total Face Amount.

If you elected scheduled increases to your Supplemental Face Amount at issue you may not elect this rider.

If you purchase a policy with the Extended No-Lapse Guarantee Rider, we limit the investment accounts you may select to one or more of the Lifestyle investment accounts and certain other selected investment accounts, as designated in your application. You must provide proper allocation instructions to one or more of the available investment accounts under this rider at the time you apply for your policy. If you request a transfer to an investment account that is not available under this rider, we will not process the transaction and will notify you that you must select a designated investment account under the rider. You may not change your premium payment allocation instructions to include an investment account that is not available if you select this rider. Accordingly, if you direct an additional premium payment to an investment account that is not available, we will instead apply that premium payment in accordance with your proper allocation instructions that are then in

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effect. We reserve the right to change the available investment accounts under this rider. You may contact our Service Office shown in the prospectus or your registered representative for more information on the available investment accounts if you select this rider.

Provided this benefit is in effect, we guarantee that during the Extended No-Lapse Guarantee Period, your policy will not go into default with respect to the Base Face Amount if the policy satisfies either one of the extended cumulative premium tests described below:

1)	Extended Cumulative Premium Test. This test will be performed as of the beginning of any policy month during the Extended No-Lapse Guarantee Period that your policy would otherwise be in default in the absence of this rider. Your policy will satisfy this test if the sum of the premiums received, less any policy debt, and less any withdrawals taken on or before the date of any test, is equal to or greater than the sum of the monthly Extended No-Lapse Guarantee Premiums due from the policy date to the date of this test.
2)	Early Funding Extended Cumulative Premium Test. This test will be performed as of the beginning of the policy month following the end of Policy Year 10, and, if satisfied on that date, may also be performed on additional testing dates during the Extended No-Lapse Guarantee Period. Your policy will satisfy this test if the sum of premiums received, less any policy debt and less any withdrawals taken on or before the date of any test, is equal to or greater than the Early Funding Extended No-Lapse Guarantee Premium. The Early Funding Extended Cumulative Premium Test will cease to apply if it is not satisfied as of the beginning of the policy month following the end of Policy Year 10.

The Extended No-Lapse Guarantee Premiums and the Early Funding Extended No-Lapse Guarantee Premiums are determined at policy issuance and depend upon the age and other insurance risk characteristics of the insured persons, as well as the amount of coverage and additional optional benefits and length of the guarantee period you select. The Extended No-Lapse Guarantee Premiums and the Early Funding Extended No-Lapse Guarantee Premiums are set forth in your policy and may be changed if any of the following occurs under your policy:

a)	the addition, termination or change of a supplementary benefit rider;
b)	a change of a death benefit option;
c)	a decrease in the Base Face Amount or in any Supplemental Face Amount; or
d)	a change in either of the insured persons’ risk classification.

We will inform you of any change to the Extended No-Lapse Guarantee Premium or Early Funding Extended No-Lapse Guarantee Premium resulting from any of the above changes. Any change will be applied prospectively.

Grace Period. While the Extended No-Lapse Guarantee Rider is in effect, we will determine at the beginning of the policy month that your policy would otherwise be in default whether either of the extended cumulative premium tests described above have been met.

If neither of the extended cumulative premium tests have been met, then we will notify you that the policy is in default and allow a 61 day grace period in which you may make a premium payment sufficient to keep the policy out of default. This required payment, as described in the notification, will be equal to the lesser of:

a)	The amount necessary to bring the net cash surrender value to zero, plus an amount equal to three times the monthly deductions due on the date of default, plus the applicable premium charge; or
b)	The amount necessary to satisfy the Extended Cumulative Premium Test as of the date of default, plus the Extended No-Lapse Guarantee Premium for the next three policy months; or
c)	The amount necessary to satisfy the Early Funding Extended Cumulative Premium Test, provided the policy met the requirements for this test at the beginning of the policy month following the end of Policy Year 10 and the test has not ceased to apply.

If the required payment is not received by the end of the grace period, the Extended No-Lapse Guarantee and the policy will terminate. If you make the required payment under either (b) or (c) described above, only the Base Face Amount will remain in effect, and any Supplemental Face Amount and any supplementary benefit riders (unless otherwise stated therein) will terminate as of the end of the grace period.

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If either of the extended cumulative premium tests have been satisfied while the policy would otherwise be in default, then the Base Face Amount will remain in effect, but any Supplemental Face Amount and any supplementary benefit riders (unless otherwise stated therein) will be subject to termination if a payment in the amount stated in (a) above is not received by the end of the grace period.

Termination. The Extended No-Lapse Guarantee Rider will terminate at the earliest of:

a)	the end of the Extended No-Lapse Guarantee Period shown in your policy;
b)	the end of the grace period for which you have not paid the amount necessary to bring this benefit out of default as set forth in your policy and rider;
c)	the date we approve your written request to increase the Supplemental Face Amount under your policy;
d)	the date your policy terminates; or
e)	the date we receive written request from you to terminate this rider.

The rider cannot be reinstated once terminated.

Four Year Term Rider

Subject to our underwriting practices, you may be eligible to elect the Four Year Term Rider at the time of policy issue. This rider provides an additional death benefit if the death of the last surviving insured person occurs during the four year period following policy issue.

In your application for this rider, you will tell us how much term insurance coverage you want on the lives of the insured persons. The benefit will take effect on the Policy Date stated in your Policy Specifications page and will terminate four years from that date. You may not renew this benefit once it has been terminated.

We will reduce the amount of insurance under this benefit proportionally upon the occurrence of any reduction in the Total Face Amount of your policy or upon a partial withdrawal. On receiving due proof of death of the last surviving insured person, we will pay the death benefit amount to the same beneficiary and in the same manner as the proceeds payable under your policy.

We do not currently charge a separate fee for this rider. If you elect the Return of Premium Death Benefit Rider or if you elect increases to your Supplemental Face Amount, you may not elect this rider.

Policy Split Option Rider

At the time of policy issue, you may elect this rider that will permit the Total Face Amount to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be canceled at any time and it will automatically terminate upon the death of either insured person.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Total Face Amount at issue of $250,000 and a minimum Base Face Amount at issue of $250,000. At the time of issue, each insured person must have an attained age of no more than 90. Each insured person must meet certain health and other insurance risk criteria called “underwriting standards.”

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Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons’ risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied:

  The policy is delivered to and received by the applicant.
  The Minimum Initial Premium is received by us.
  Each insured person is living and there has been no deterioration in the insurability of the insured persons since the date of the application.

The date all of the above conditions are satisfied is referred to in this prospectus as the “Contract Completion Date.” If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Policy Date.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the Policy Date.

Backdating

Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. The most common reasons for backdating are to preserve a younger age at issue for one or both of the insured persons or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case. Monthly deductions for the period the Policy Date is backdated will actually be deducted from policy value on the Contract Completion Date.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your policy value at the close of business on the Policy Date and at the close of the first day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include those listed below:

  Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws.
  Combining or removing fixed accounts or investment accounts.
  Changes in the form of organization of any separate account.
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Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While either of the insured persons is alive, you will have a number of options under the policy. These options include those listed below:

  Determine when and how much you invest in the various accounts.
  Borrow or withdraw amounts you have in the accounts.
  Change the beneficiary who will receive the death benefit.
  Change the amount of insurance.
  Turn in (i.e., “surrender”) the policy for the full amount of its net cash surrender value.
  Choose the form in which we will pay out the death benefit or other proceeds.

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within ten days after you receive it (the period may be longer in some states). This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:

  John Hancock USA at either of the addresses shown on the back cover of this prospectus, or the John Hancock USA representative who delivered the policy to you.

The date of cancellation will be the date of such mailing or delivery. In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your policy value on the date of cancellation.

Reports that you will receive

At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the amount of the death benefit, the portion of the policy value in the fixed account and in each investment account, premiums received and charges deducted from premiums since the last report, any outstanding policy loan (and interest charged for the preceding policy year), and any further information required by law. Moreover, you also will receive confirmations of premium payments, transfers among accounts, policy loans, partial withdrawals and certain other policy transactions.

Semi-annually we will send you a report containing the financial statements of the portfolios, including a list of securities held in each portfolio.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive a copy of the assignment at our Service Office. Nor are we responsible for the validity of the assignment or its efficacy in meeting your objectives. An absolute assignment is a change of ownership. All collateral assignees of record must usually consent to any surrender, withdrawal or loan from the policy.

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When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within seven days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified by the laws of the state in which your policy was issued.

Delay for check clearance

We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from an investment account if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the net cash surrender value derived from the fixed account for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock USA Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. Those requests include the following.

  loans
  surrenders or withdrawals
  change of death benefit option
  increase or decrease in Total Face Amount
  change of beneficiary
  election of payment option for policy proceeds
  tax withholding elections
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  election of telephone/internet transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax or through the Company’s secured website, if a special form is completed (see “Telephone, facsimile and internet transactions” below).

  transfers of policy value among accounts
  change of allocation among accounts for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We do not consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of each of the insured persons. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone, facsimile and internet transactions

If you complete a special authorization form, you can request transfers among accounts and changes of allocation among accounts simply by telephoning us at 1-800-827-4546 or by faxing us at 1-416-926-5339 or through the Company’s secured website. Any fax or internet request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the accounts involved. We will honor telephone and internet instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone/internet transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line or internet usage. If this occurs, you should submit your request in writing.

If you authorize telephone or internet transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or internet instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions which are reasonably designed to confirm that instructions received by telephone or internet are genuine. These procedures include requiring personal identification, the use of a unique password for internet authorization, recording of telephone calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone or internet are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options. To discourage disruptive trading, we have imposed certain transfer restrictions (see “Transfers of existing policy value”). In addition, we also reserve the right to change our telephone, facsimile and internet transaction privileges outlined in this section at any time, and to suspend or terminate any or all of those privileges with respect to any owners who we feel are abusing the privileges to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator

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Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 137% of target premium paid in the first policy year, and 8% of target premium paid in years 2-10. Compensation paid on any premium in excess of target will not exceed 10% in any year. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

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Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy

46

owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

47

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) under a survivorship policy during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit. If the premiums paid to date at any point during the first seven years after the date of issue or the date of the most recent material change are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require retesting. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

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All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of John Hancock USA and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2010, and for each of the two years in the period ended December 31, 2010, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

SERVICE OFFICE
Express Delivery	Mail Delivery
197 Clarendon Street Boston, MA 02116-5010	1 John Hancock Way, Suite 1350 Boston, MA 02217-1099
Phone:	Fax:
1-800-827-4546	1-416-926-5339

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-4834  —  1933 Act File No. 333-141692

Statement of Additional Information

dated May 2, 2011

for interests in

John Hancock Life Insurance Company (U.S.A.) Separate Account A (“Registrant”)

Interests are made available under

SURVIVORSHIP VARIABLE UNIVERSAL LIFE

a flexible premium variable survivorship variable universal life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(“John Hancock USA”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at 197 Clarendon Street, Boston, MA 02116-5010 or telephoning 1-800-827-4546.

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” The Depositor is John Hancock USA, a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, John Hancock USA had been known as The Manufacturers Life Insurance Company (U.S.A.).

Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”), a separate account established by John Hancock USA under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of John Hancock USA.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is 2 Avenue De Lafayette, LCC5N, Boston, Massachusetts, 02111.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2010, and for each of the two years in the period ended December 31, 2010, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from

2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2010, 2009, and 2008 was $145,301,936, $152,873,991 and $224,191,519 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 137% of target premium paid in the first policy year, and 8% of target premium paid in years 2-10. Compensation paid on any premium in excess of target will not exceed 10% in any year.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2010, 2009, and 2008

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2010 and 2009, and the related consolidated statements of operations, changes in shareholder’s equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2010 the Company changed their method of accounting and reporting for variable interest entities, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities, and in 2008 the Company changed their method of accounting and reporting for certain assets to a fair value measurement approach.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 30, 2011

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2010	2009

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2010—$60,956; 2009—$55,386)	$62,402	$55,581
Held-for-trading—at fair value (cost: 2010—$1,616; 2009—$1,231) (includes variable interest entity assets, at fair value, of $401 and $0 at December 31, 2010 and 2009, respectively)	1,627	1,208
Equity securities:
Available-for-sale—at fair value (cost: 2010—$486; 2009—$489)	588	558
Mortgage loans on real estate	13,343	12,623
Investment real estate, agriculture, and timber	3,610	3,084
Policy loans	5,050	4,949
Short-term investments	1,472	3,973
Other invested assets	3,883	3,417

Total Investments	91,975	85,393
Cash and cash equivalents (includes variable interest entity assets of $44 and $0 at December 31, 2010 and 2009, respectively)	2,772	4,915
Accrued investment income (includes variable interest entity assets of $6 and $0 at December 31, 2010 and 2009, respectively)	974	896
Goodwill	1,453	3,053
Value of business acquired	1,959	2,171
Deferred policy acquisition costs and deferred sales inducements	10,006	9,565
Amounts due from and held for affiliates	3,673	3,828
Intangible assets	1,285	1,294
Reinsurance recoverable	10,910	10,171
Derivative asset	2,975	2,142
Other assets	2,044	2,035
Separate account assets (includes variable interest entity assets of $116 and $106 at December 31, 2010 and 2009, respectively)	136,002	122,466

Total Assets	$266,028	$247,929

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2010	2009

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$82,231	$78,478
Policyholders’ funds	8,308	9,125
Unearned revenue	2,600	2,615
Unpaid claims and claim expense reserves	1,292	1,303
Policyholder dividends payable	595	619
Amounts due to affiliates	2,290	3,714
Short-term debt	7	6
Long-term debt (includes variable interest entity liabilities of $351 and $0 at December 31, 2010 and 2009, respectively)	838	484
Consumer notes	966	1,205
Current income tax payable	21	232
Deferred income tax liability	2,765	1,755
Coinsurance funds withheld	4,871	4,359
Derivative liability (includes variable interest entity liabilities of $10 and $0 at December 31, 2010 and 2009, respectively)	3,404	2,629
Other liabilities (includes variable interest entity liabilities of $7 and $0 at December 31, 2010 and 2009, respectively)	3,737	3,363
Separate account liabilities (includes variable interest entity liabilities of $116 and $106 at December 31, 2010 and 2009, respectively	136,002	122,466

Total Liabilities	249,927	232,353

Commitments, Guarantees, Contingencies, and Legal Proceedings (Note 11)

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2010 and 2009)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 and 4,728,938 shares issued and outstanding at December 31, 2010 and 2009, respectively)	5	5
Additional paid-in capital	12,776	12,427
Retained earnings	1,907	2,822
Accumulated other comprehensive income	1,168	129

Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	15,856	15,383
Noncontrolling interests	245	193

Total Shareholder’s Equity	16,101	15,576

Total Liabilities and Shareholder’s Equity	$266,028	$247,929

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2010	2009	2008

	(in millions)
Revenues
Premiums	$3,922	$3,946	$81
Fee income	3,759	3,561	3,427
Net investment income	4,567	4,346	4,441
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(178)	(754)	(1,767)
Portion of loss recognized in other comprehensive income	57	91	-

Net impairment losses recognized in earnings	(121)	(663)	(1,767)
Other net realized investment and other gains (losses)	502	(1,174)	1,544

Total net realized investment and other gains (losses)	381	(1,837)	(223)
Other revenue	26	46	62

Total revenues	12,655	10,062	7,788

Benefits and expenses
Benefits to policyholders	6,887	4,558	4,771
Policyholder dividends	846	918	939
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	1,211	(336)
Goodwill impairment	1,600	-	-
Other operating costs and expenses	3,225	3,071	3,064

Total benefits and expenses	13,310	9,758	8,438

(Loss) income before income taxes	(655)	304	(650)

Income tax expense (benefit)	222	(7)	(339)

Net (loss) income	(877)	311	(311)

Less: net income (loss) attributable to noncontrolling interests	36	(16)	16

Net (loss) income attributable to John Hancock Life Insurance Company (U.S.A.)	$(913)	$327	$(327)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2008	$5	$11,926	$3,046	$1,083	$16,060	$143	$16,203	4,829

Comprehensive (loss) income:
Net (loss) income			(327)		(327)	16	(311)
Other comprehensive loss, net of tax:
Net unrealized investment losses				(2,534)	(2,534)		(2,534)
Foreign currency translation adjustment				(23)	(23)		(23)
Pension and postretirement benefits:
Change in prior service cost				(1)	(1)		(1)
Change in net actuarial loss				(666)	(666)		(666)
Cash flow hedges				1,055	1,055		1,055

Comprehensive (loss) income					(2,496)	16	(2,480)

Adoption of ASC 825, fair value option for financial assets and financial liabilities			7		7		7
Adoption of ASC 715, accounting for endorsement split-dollar life insurance arrangements			(1)		(1)		(1)
Share-based payments		9			9		9
Contributions from noncontrolling interests						62	62
Distributions to noncontrolling interests						(38)	(38)
Capital contribution from Parent		477			477		477
Dividends paid to Parent			(960)		(960)		(960)

Balance at December 31, 2008	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2009	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829
Comprehensive income (loss):
Net income (loss)			327		327	(16)	311
Other comprehensive income, net of tax:
Net unrealized investment gains				2,916	2,916		2,916
Foreign currency translation adjustment				5	5		5
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				60	60		60
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(1,005)	(1,005)		(1,005)

Comprehensive income (loss)					2,303	(16)	2,287

Adoption of ASC 320, recognition of other-than-temporary impairments			730	(761)	(31)		(31)
Share-based payments		8			8		8
Contributions from noncontrolling interests						39	39
Distributions to noncontrolling interests						(13)	(13)
Capital contribution from Parent		7			7		7

Balance at December 31, 2009	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2010	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829
Comprehensive (loss) income:
Net (loss) income			(913)		(913)	36	(877)
Other comprehensive income, net of tax:
Net unrealized investment gains				776	776		776
Foreign currency translation adjustment				(53)	(53)		(53)
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				9	9		9
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(166)	(166)		(166)

Comprehensive (loss) income					(347)	36	(311)

Adoption of ASC 810, consolidation of variable interest entities			(2)		(2)	45	43
Share-based payments		12			12		12
Contributions from noncontrolling interests						23	23
Distributions to noncontrolling interests						(52)	(52)
Transfer of certain pension and postretirement benefit plans to Parent		(13)		473	460		460
Capital contribution from Parent		350			350		350

Balance at December 31, 2010	$5	$12,776	$1,907	$1,168	$15,856	$245	$16,101	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2010	2009	2008

	(in millions)
Cash flows from operating activities:
Net (loss) income	$(877)	$311	$(311)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	174	153	168
Net realized investment and other (gains) losses	(381)	1,837	223
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	1,211	(336)
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,240)	(1,642)	(2,009)
Goodwill impairment	1,600	-	-
Depreciation and amortization	132	134	129
Net cash flows from trading securities	73	(151)	46
(Increase) decrease in accrued investment income	(78)	17	12
Decrease (increase) in other assets and other liabilities, net	1,224	(885)	2,030
Increase (decrease) in policyholder liabilities and accruals, net	2,652	(143)	4,178
Increase in deferred income taxes	447	29	114

Net cash provided by operating activities	4,478	871	4,244

Cash flows from investing activities:
Sales of:
Fixed maturities	20,277	11,418	10,428
Equity securities	1,153	1,022	422
Mortgage loans on real estate	961	1,782	1,771
Investment real estate, agriculture, and timber	22	2	7
Other invested assets	377	71	884
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	2,149	2,101	2,318
Mortgage loans on real estate	383	330	285
Other invested assets	233	234	-
Purchases of:
Fixed maturities	(27,481)	(14,722)	(12,491)
Equity securities	(1,118)	(733)	(288)
Investment real estate, agriculture, and timber	(602)	(151)	(233)
Other invested assets	(1,031)	(578)	(1,056)
Mortgage loans on real estate issued	(2,117)	(2,467)	(2,627)
Issuance of notes receivable to affiliates	-	-	(755)
Net redemptions (purchases) of short-term investments	2,501	(303)	(944)
Other, net	(783)	705	692

Net cash used in investing activities	(5,076)	(1,289)	(1,587)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2010	2009	2008

	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	$350	$7	$477
Dividends paid to Parent	-	-	(500)
(Decrease) increase in amounts due to affiliates	(1,254)	1,425	(964)
Universal life and investment-type contract deposits	3,725	6,440	7,375
Universal life and investment-type contract maturities and withdrawals	(4,169)	(5,287)	(7,948)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	7	(1,486)	(1,918)
Excess tax benefits related to share-based payments	5	8	2
Repayments of consumer notes, net	(239)	(395)	(557)
Issuance of short-term debt	2	-	-
Repayments of short-term debt	(1)	-	-
Issuance of long-term debt	2	1	2
Repayments of long-term debt	(101)	-	(6)
Unearned revenue on financial reinsurance	112	(44)	1,592
Net reinsurance recoverable	(23)	(186)	(125)

Net cash (used in) provided by financing activities	(1,584)	483	(2,570)

Net (decrease) increase in cash and cash equivalents	(2,182)	65	87
Adoption of ASC 810, consolidation of variable interest entities	39	-	-
Cash and cash equivalents at beginning of year	4,915	4,850	4,763

Cash and cash equivalents at end of year	$2,772	$4,915	$4,850

Non-cash financing activities during the year:
Transfer of certain pension and postretirement benefit plans to Parent	$(13)	$-	$-
Dividend of note receivable to Parent	-	-	(460)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Holdings (Delaware) LLC (“JHHLLC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company’s separate account assets and to mutual funds and institutional customers. The Company is licensed in 49 states.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHHLLC, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC (“MHDLLC”), which was the parent company of MIC, merged with and into JHHLLC. As a result of the merger, MHDLLC ceased to exist, and the company’s property and obligations became the property and obligations of JHHLLC.

Basis of Presentation. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which was reflected in JHUSA’s audited consolidated financial statements for the years ended December 31, 2009 and 2008, as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 – Relationships with Variable Interest Entities.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts are included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, and other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. Derivatives embedded in other financial instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income, while the ineffective portion is recognized in net realized investment and other gains (losses). Gains and losses recorded in accumulated other comprehensive income are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Gains and losses on cash flow hedges recorded in accumulated other comprehensive income are reclassified immediately to income when the hedged item is sold or forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts recorded in accumulated other comprehensive income are reclassified to income in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. On April 28, 2004 (the “acquisition date”), MFC acquired JHFS and its subsidiaries, which was accounted for using the purchase method of accounting. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value. For discussion regarding a goodwill impairment the Company recorded during 2010, see Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

Deferred Policy Acquisition Costs and Deferred Sales Inducements. DAC are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 35% and 38% of the Company’s traditional life net insurance in-force at December 31, 2010 and 2009, respectively, and 77%, 81%, and 85% of the Company’s traditional life net insurance premiums for the years ended December 31, 2010, 2009, and 2008, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

For payout annuities in loss recognition, future policy benefits are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains (losses) associated with the underlying assets.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2010	2009

	(in millions)
Participating pension contracts	$1,799	$1,976
Funding agreements	1,010	1,753
Guaranteed investment contracts	823	948

Total liabilities for investment-type products	3,632	4,677
Individual and group annuities	2,225	2,124
Certain traditional life insurance policies and other	2,451	2,324

Total policyholders’ funds	$8,308	$9,125

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by the Company’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 6 — Closed Blocks.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Share-Based Payments. The Company provides compensation to certain employees and directors in the form of stock options, deferred share units, restricted share units, and performance share units in MFC. The Company recognizes the costs resulting from share-based payment transactions with employees in its consolidated financial statements utilizing a fair value-based measurement method.

Share-based compensation costs are recognized over the applicable vesting period, except where the employee is eligible to retire prior to a vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The share-based payments are a legal obligation of MFC, but in accordance with U.S. GAAP, are recorded in the accounts of the Company in other operating costs and expenses.

The Company reports the benefits of tax deductions in excess of recognized compensation cost as a financing cash flow item.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Adoption of Recent Accounting Pronouncements

Financing Receivables

Effective December 31, 2010, the Company adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2010-20, “Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses,” which amends FASB Accounting Standards Codification ™ (“ASC”) Topic 310, “Receivables.” ASU No. 2010-20 requires enhanced disclosures related to the allowance for credit losses and the credit quality of financing receivables, such as aging information and credit quality indicators. Most of the requirements are effective for the Company on December 31, 2010 with certain additional disclosures effective on December 31, 2011. Adoption of this guidance resulted in expanded disclosures related to the Company’s financing receivables, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Derivative Instruments and Hedging Activities

Effective July 1, 2010, the Company adopted ASU No. 2010-11, “Derivatives and Hedging- Scope Exception Related to Embedded Credit Derivatives,” which amends ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). ASU No. 2010-11 clarifies the scope exception for embedded credit derivative features related to the transfer of credit risk created by the subordination of one financial instrument to another. The amendments address how to determine which embedded credit derivative features, including those in collateralized debt obligations and synthetic collateralized debt obligations, are considered to be embedded derivatives that should not be analyzed for potential bifurcation and separate accounting at fair value. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” which is now incorporated into ASC 815. This guidance provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items. Adoption of this guidance resulted in expanded disclosures related to derivative instruments and hedging activities, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, “Consolidation – Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” which amends ASC Topic 810, “Consolidation” (“ASC 810”).

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control - now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company also adopted ASU No. 2010-10, “Consolidation – Amendments for Certain Investment Funds,” which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of ASC 810 resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company’s Consolidated Balance Sheet at January 1, 2010 was an increase in assets of $518 million, an increase in liabilities of $475 million, an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51,” which is now incorporated into ASC 810. ASC 810 establishes accounting guidance for noncontrolling interests in a subsidiary and for deconsolidation of a subsidiary. Noncontrolling interests in subsidiaries are included as a separate component of shareholder’s equity on the Consolidated Balance Sheets, net income attributable to both the Company’s interest and the noncontrolling interests is presented separately on the Consolidated Statements of Operations, and any changes in the Company’s ownership of a subsidiary, which do not result in deconsolidation, would be accounted for as transactions in the Company’s own stock. Deconsolidation typically results in the recognition of a gain or loss, with any retained noncontrolling interest measured initially at fair value. This accounting guidance was applied prospectively, except for the presentation and disclosure requirements, which were applied retrospectively. Adoption of this guidance had no measurement impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2008, the Company adopted FASB Staff Position (“FSP”) No. FAS 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities,” which is now incorporated into ASC 810. This guidance requires enhanced disclosures about transfers of financial assets and interests in VIEs. While the Company is not involved in securitizing financial assets, it does have significant relationships with VIEs. Adoption of this guidance resulted in expanded disclosures related to VIEs, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Transfers of Financial Assets

Effective January 1, 2010, the Company adopted ASU No. 2009-16, “Accounting for Transfers of Financial Assets,” which amends ASC Topic 860, “Transfers and Servicing” (“ASC 860”). ASC 860 focuses on securitization activity, and these amendments affect the transferor’s derecognition principles for assets transferred. Amendments to ASC 860 eliminate the concept of qualifying special purpose entities, removing their previous exemption from consolidation accounting by transferors of financial assets to them. Further, ASC 860 does not permit derecognition accounting for transfers of portions of financial assets when the portions transferred do not meet the definition of a participating interest. ASC 860 strengthens the requirement that transferred assets be legally isolated from the transferor and all of its consolidated affiliates in order for the transfer to be accounted for as a sale. ASC 860 requires that retained interests in transferred assets be recognized at fair value instead of amounts based on relative fair value allocations of the previous carrying value of assets transferred.

These new requirements were applicable to transfers of financial assets occurring on or after January 1, 2010. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Fair Value Measurements

Effective January 1, 2010, the Company adopted ASU No. 2010-06, “Fair Value Measurements and Disclosures – Improving Disclosures about Fair Value Measurements,” which amends ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”). This guidance requires new disclosures about significant transfers between Level 1 and 2 measurement categories and clarifies existing fair value disclosures about the level of disaggregation and inputs and valuation techniques used to measure fair value. The guidance also requires separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which will be effective for the Company on January 1, 2011. Adoption of this guidance resulted in expanded disclosures related to fair value measurements, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Effective December 31, 2009, the Company adopted ASU No. 2009-12, “Fair Value Measurements and Disclosures – Investment in Certain Entities That Calculate Net Asset per Share (or Its Equivalent).” This amendment to ASC 820 allows entities to use the net asset value of certain investments when determining fair value, provided certain criteria are met. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2009, the Company adopted ASU No. 2009-05, “Measuring Liabilities at Fair Value.” This amendment to ASC 820 simplifies, in certain instances, the assessment of fair value of a liability. This amendment, when applicable, allows the use of the fair value of the instrument associated with the liability when it is traded as an asset as a proxy for its fair value as a liability, given inherent difficulties in measuring the fair value of such liabilities directly. The fair value of the liability is not adjusted to reflect any restrictions on its transfer. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective April 1, 2009, the Company adopted FSP No. FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which is now incorporated into ASC 820. This accounting guidance carries forward and elaborates on previous fair value concepts. The fair value of an asset or liability continues to be the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date under then current market conditions. ASC 820 provides indicators of when a transaction is considered disorderly and elaborates on how to determine the fair value of a financial instrument if such conditions exist. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

In October 2008, the FASB issued FSP No. FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active,” which is now incorporated into ASC 820. This pronouncement provided additional guidance on determining fair values of illiquid securities. This guidance was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted FSP No. FAS 157-1, “Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13,” which is now incorporated into ASC 820. This guidance provides a scope exception for applying Statement of Financial Accounting Standards No. 157, “Fair Value Measurements (“SFAS No. 157”),” fair value methodologies to the evaluation criteria on lease classification or measurement. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted SFAS No. 157, which is now incorporated into ASC 820. This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements.

ASC 820 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. ASC 820 provides guidance on how to measure fair value when required under existing accounting standards. ASC 820 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, sorted into three levels (“Level 1, 2, and 3”) with the most observable input level being Level 1. The impact of changing valuation methods to comply with ASC 820 resulted in adjustments to actuarial liabilities, which were recorded as an increase in net income of $60 million, net of tax, on January 1, 2008.

Pension and Postretirement Benefit Plans

Effective December 31, 2009, the Company adopted FSP No. FAS 132(R)-1, “Employers’ Disclosures about Postretirement Benefit Plan Assets,” which is now incorporated into ASC Topic 715, “Compensation – Retirement Benefits” (“ASC 715”). This guidance requires enhanced disclosures of the assets of the Company’s pension and other postretirement benefit plans in

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

the Company’s consolidated financial statements. ASC 715 requires a narrative description of investment policies and strategies for plan assets and discussion of long-term rate of return assumptions for plan assets. ASC 715 requires application of ASC 820 style disclosures to fair values of plan assets, including disclosure of fair values of plan assets sorted by asset category and valuation Levels 1, 2, and 3, with roll forward of Level 3 plan assets and discussion of valuation processes used. Adoption of this guidance resulted in expanded disclosures related to the Company’s pension and postretirement benefit plans, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted Emerging Issues Task Force (“EITF”) Issue No. 06-10, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Collateral Assignment Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers to recognize a liability for the postretirement benefit related to collateral assignment split-dollar life insurance arrangements. ASC 715 also requires employers to recognize and measure an asset based on the nature and substance of the collateral assignment split-dollar life insurance arrangement. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted EITF Issue No. 06-4, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers that enter into endorsement split-dollar life insurance arrangements that provide an employee with a postretirement benefit to recognize a liability for the future benefits promised based on the substantive agreement made with the employer. Whether the accrual is based on a death benefit or on the future cost of maintaining the insurance depends on what the employer has effectively agreed to provide during the employee’s retirement. The purchase of an endorsement-type life insurance policy does not qualify as a settlement of the liability. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

FASB Accounting Standards Codification

Effective July 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles – a Replacement of FASB Statement No. 162,” and ASU No. 2009-01, “Topic 105- Generally Accepted Accounting Principles amendments based on Statement of Financial Accounting Standards No. 168 – The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles.”

ASC Topic 105 establishes the FASB Accounting Standards Codification™ as the single source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities and to supersede all previous U.S. GAAP literature. Adoption of the ASC had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations, as it did not change U.S. GAAP principles.

Subsequent Events

Effective April 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 165, “Subsequent Events,” which is now incorporated into ASC Topic 855, “Subsequent Events.” This guidance was retroactively amended by the FASB in February 2010 by issuance of ASU No. 2010-09, “Subsequent Events,” which requires an entity which files or furnishes its financial statements with the U.S. Securities and Exchange Commission (“SEC”) to evaluate subsequent events through the date that its financial statements are issued. Adoption of this guidance resulted in expanded disclosures related to subsequent events, but had no impact on the Company’s Balance Sheets or Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2, “Recognition and Presentation of Other-Than-Temporary Impairments,” which is now incorporated into ASC Topic 320, “Investments – Debt and Equity Securities” (“ASC 320”). This new guidance removes the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 – Investments.

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009, with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million, (3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million. Other balance sheet items were impacted as follows: value of business acquired decreased by $36 million, deferred policy acquisition costs and deferred sales inducements decreased by $11 million, deferred income tax liability decreased by $17 million, and future policy benefits increased by $1 million.

Investments

Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, “Amendments to the Impairment Guidance EITF Issue No. 99-20,” which is now incorporated into ASC Topic 325, “Investments – Other” (“ASC 325”). This guidance helps conform the impairment guidance in EITF Issue No. 99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets,” which is also now incorporated into ASC 325, to the impairment guidance of ASC 320. This impairment guidance applies to debt securities backed by securitized financial assets (“ABS”), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available-for-sale and most have fair values below their carrying values. ASC 325 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other-than-temporarily impaired. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Financial Instruments

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which is now incorporated into ASC Topic 825, “Financial Instruments” (“ASC 825”). The objective of this guidance is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. ASC 825 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable and can be applied on an instrument-by-instrument basis.

The Company elected to adopt ASC 825 for certain bonds classified as available-for-sale that support certain actuarial liabilities to participating policyholders. The book and market value for these bonds prior to this election were $1,307 million and $1,314 million, respectively. The amount of net unrealized gains reclassified from accumulated other comprehensive income on January 1, 2008 was $7 million. The actuarial liabilities in these products are recorded through earnings primarily based on fluctuations in the fair value of the underlying bonds. The bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2008. The adoption of ASC 825 resulted in an adjustment to retained earnings of $7 million as of January 1, 2008.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Future Adoption of Recent Accounting Pronouncements

Deferred Policy Acquisition Costs

In October 2010, the FASB issued ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts,” which amends ASC Topic 944, “Financial Services – Insurance” (“ASC 944”). ASU No. 2010-26 clarifies the costs that should be deferred when issuing and renewing insurance contracts and also specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized. All other acquisition-related costs should be expensed as incurred. This guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. ASU No. 2010-26 will be effective for the Company on January 1, 2012. The Company is currently evaluating the impact the adoption of this guidance will have on the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations.

Consolidated Financial Statements

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments,” which amends ASC 944. Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 will be effective for the Company on January 1, 2011. Adoption of this guidance will result in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities on January 1, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturities and equity securities are summarized below:

	December 31, 2010

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,259	$2,503	$563	$41,199	$(85)
Commercial mortgage-backed securities	4,211	156	120	4,247	-
Residential mortgage-backed securities	684	2	226	460	(31)
Collateralized debt obligations	246	-	110	136	-
Other asset-backed securities	970	68	9	1,029	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	8,176	55	390	7,841	-
Obligations of states and political subdivisions	4,079	60	112	4,027	-
Debt securities issued by foreign governments	1,399	139	7	1,531	-

Fixed maturities	59,024	2,983	1,537	60,470	(117)
Other fixed maturities (1)	1,932	-	-	1,932	-

Total fixed maturities available-for-sale	60,956	2,983	1,537	62,402	(117)

Equity securities available-for-sale	486	107	5	588	-

Total fixed maturities and equity securities available-for-sale	$61,442	$3,090	$1,542	$62,990	$(117)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income (“AOCI”), which were not included in earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2009

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$41,667	$1,803	$965	$42,505	$(98)
Commercial mortgage-backed securities	4,643	69	238	4,474	(1)
Residential mortgage-backed securities	843	1	368	476	(8)
Collateralized debt obligations	291	-	156	135	(1)
Other asset-backed securities	1,238	41	37	1,242	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,945	40	17	1,968	-
Obligations of states and political subdivisions	1,533	11	53	1,491	-
Debt securities issued by foreign governments	1,214	98	34	1,278	-

Fixed maturities	53,374	2,063	1,868	53,569	(108)
Other fixed maturities (1)	2,012	-	-	2,012	-

Total fixed maturities available-for-sale	55,386	2,063	1,868	55,581	(108)

Equity securities available-for-sale	489	77	8	558	-

Total fixed maturities and equity securities available-for-sale	$55,875	$2,140	$1,876	$56,139	$(108)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in AOCI, which from the date of adoption of ASC 320 on April 1, 2009 were not included in earnings.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2010, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$2,255	$2,280
Due after one year through five years	10,788	11,237
Due after five years through ten years	11,148	11,813
Due after ten years	28,722	29,268

	52,913	54,598
Asset-backed and mortgage-backed securities	6,111	5,872

Total	$59,024	$60,470

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to accumulated other comprehensive income on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income:

Credit losses on available-for-sale fixed maturities:

(in millions)

Balance at January 1, 2010	$361

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	93
Credit losses for which an other-than-temporary impairment was previously recognized	10

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(65)

Balance at December 31, 2010	$399

Balance at January 1, 2009	$-

Additions:
Credit losses remaining in retained earnings related to adoption of new authoritative guidance on April 1, 2009	726
Credit losses for which an other-than-temporary impairment was not previously recognized	159
Credit losses for which an other-than-temporary impairment was previously recognized	15

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(539)

Balance at December 31, 2009	$361

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity Securities and Equity Securities — By Investment Age

	Year ended December 31, 2010

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$4,729	$173	$3,345	$390	$8,074	$563
Commercial mortgage-backed securities	269	15	448	105	717	120
Residential mortgage-backed securities	-	-	409	226	409	226
Collateralized debt obligations	-	-	135	110	135	110
Other asset-backed securities	72	2	140	7	212	9
U.S. Treasury securities and obligations of U.S. government corporations and agencies	5,924	390	-	-	5,924	390
Obligations of states and political subdivisions	1,983	92	133	20	2,116	112
Debt securities issued by foreign governments	86	1	56	6	142	7

Total fixed maturities available-for-sale	13,063	673	4,666	864	17,729	1,537
Equity securities available-for-sale	70	3	28	2	98	5

Total	$13,133	$676	$4,694	$866	$17,827	$1,542

	Year ended December 31, 2009

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$6,358	$235	$6,167	$730	$12,525	$965
Commercial mortgage-backed securities	772	38	946	200	1,718	238
Residential mortgage-backed securities	194	147	275	221	469	368
Collateralized debt obligations	5	1	103	155	108	156
Other asset-backed securities	199	7	325	30	524	37
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,155	17	-	-	1,155	17
Obligations of states and political subdivisions	1,148	50	23	3	1,171	53
Debt securities issued by foreign governments	335	12	67	22	402	34

Total fixed maturities available-for-sale	10,166	507	7,906	1,361	18,072	1,868
Equity securities available-for-sale	40	3	58	5	98	8

Total	$10,206	$510	$7,964	$1,366	$18,170	$1,876

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $464 million at December 31, 2010 from $606 million at December 31, 2009.

At December 31, 2010 and 2009, there were 1,138 and 1,545 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,537 million and $1,868 million, respectively, of which the single largest unrealized loss was $198 million and $24 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2010 and 2009, there were 88 and 141 equity securities with an aggregate gross unrealized loss of $5 million and $8 million, respectively, of which the single largest unrealized loss was $1 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $436 million were non-income producing for the year ended December 31, 2010. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2010.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held in 2010 and 2009, but there were no securities on loan and no collateral held as of December 31, 2010 and 2009. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

Assets on Deposit

As of December 31, 2010 and 2009, fixed maturity securities with a fair value of $34 million and $50 million, respectively, were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2010, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$1,789	East North Central	$1,296
Industrial	1,828	East South Central	211
Office buildings	3,756	Middle Atlantic	2,304
Retail	3,370	Mountain	898
Mixed use	174	New England	1,026
Agricultural	670	Pacific	3,492
Agri business	1,026	South Atlantic	2,523
Other	764	West North Central	514
		West South Central	910
		Canada/Other	203

Provision for losses	(34)	Provision for losses	(34)

Total	$13,343	Total	$13,343

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge-offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2010	$ 42	$ 38	$ 5	$ 41	$ 34

Year ended December 31, 2009	29	36	-	23	42

Year ended December 31, 2008	17	15	-	3	29

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery.

Mortgage loans with a carrying value of $81 million were non-income producing for the year ended December 31, 2010. Mortgage loans with a carrying value of $81 million were on nonaccrual status at December 31, 2010. At December 31, 2010, mortgage loans with a carrying value of $4 million were delinquent by less than 90 days and $4 million were delinquent by 90 days or more.

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,

	2010	2009

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$115	$150
Allowance for credit losses	(34)	(42)

Net impaired mortgage loans on real estate	$81	$108

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,

	2010	2009	2008

	(in millions)

Average recorded investment in impaired loans	$130	$113	$60
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company develops an internal risk rating (“IRR”) by utilizing the Mortgage Risk Rating System. The IRR is a designated grade that measures the riskiness of expected loss. These ratings are updated on a quarterly basis.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The carrying value of mortgage loans by IRR was as follows:

	December 31,

	2010	2009

	(in millions)
AAA	$116	$93
AA	1,335	1,502
A	2,523	2,435
BBB	8,488	7,770
BB	570	527
B & Lower and Unrated	311	296

Total	$13,343	$12,623

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $128 million was non-income producing for the year ended December 31, 2010. Depreciation expense on investment real estate, agriculture, and timber was $63 million, $53 million, and $51 million in 2010, 2009, and 2008, respectively. Accumulated depreciation was $467 million and $413 million at December 31, 2010 and 2009, respectively.

Other Invested Assets

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. Equity method investments totaled $3,571 million and $3,059 million at December 31, 2010 and 2009, respectively. Net investment income (loss) on investments accounted for under the equity method totaled $199 million, $78 million, and $(4) million in 2010, 2009, and 2008, respectively. Total combined assets of such investments were $46,563 million and $34,412 million (consisting primarily of investments) and total combined liabilities were $14,546 million and $9,960 million (including $8,911 million and $6,539 million of debt) at December 31, 2010 and 2009, respectively. Total combined revenues and expenses of these investments in 2010 were $3,998 million and $4,895 million, respectively, resulting in $897 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Total combined revenues and expenses of these investments in 2008 were $3,071 million and $3,482 million, respectively, resulting in $411 million of total combined loss from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other Losses

The following information summarizes the components of net investment income and net realized investment and other losses:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Net investment income
Fixed maturities	$3,273	$3,333	$3,286
Equity securities	9	31	56
Mortgage loans on real estate	766	739	714
Investment real estate, agriculture, and timber	171	146	155
Policy loans	326	332	322
Short-term investments	12	27	182
Equity method investments and other	279	15	(8)

Gross investment income	4,836	4,623	4,707

Less investment expenses	269	277	266

Net investment income (1)	$4,567	$4,346	$4,441

	Years ended December 31,

	2010	2009	2008

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$821	$(180)	$(1,577)
Equity securities	37	(59)	(129)
Mortgage loans on real estate	(62)	(83)	(23)
Derivatives and other invested assets	(332)	(1,366)	1,317
Amounts credited to participating contract holders	(83)	(149)	189

Net realized investment and other gains (losses) (1)	$381	$(1,837)	$(223)

(1)	Includes net investment income and net realized investment and other gains (losses) on assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 – Related Party Transactions for information on the associated MRBL reinsurance agreement.

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(18) million, $(107) million, and $216 million is included in net realized investment and other gains (losses) for the years ended December 31, 2010, 2009, and 2008, respectively.

For 2010, 2009, and 2008, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $106 million, $111 million, and $138 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $774 million, $363 million, and $352 million for the years ended December 31, 2010, 2009, and 2008, respectively, and gross losses were realized on the sale of available-for-sale securities of $194 million, $131 million, and $30 million for the years ended December 31, 2010, 2009, and 2008, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $115 million, $663 million, and $1,767 million for the years ended December 31, 2010, 2009, and 2008, respectively, were recognized in the Consolidated Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The variable interest holder, if any, that has the power to direct the activities of the VIE that most significantly impact the entity’s economic performance and the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE is deemed to be the primary beneficiary and must consolidate the VIE. The Company’s analysis to determine whether it is the primary beneficiary of a VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary, and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,

	2010		2009

	Total Assets	Total Liabilities	Total Assets	Total Liabilities

	(in millions)
Collateralized debt obligations (1)	$451	$368	$-	$-
Timber funds (2)	116	116	106	106

Total	$567	$484	$106	$106

(1)	As discussed in Note 1, upon adoption of ASC 810 effective January 1, 2010, the Company consolidated certain asset-backed investment vehicles, commonly known as collateralized debt obligations (“CDOs”), which were previously reported in the unconsolidated VIE table below. The Company is considered to be the primary beneficiary of the CDOs as it provides investment management services, earns a fee for those services, and also holds investments in the entities. At December 31, 2010, these entities held total assets of $451 million, consisting of $401 million of securities classified by the Company as held-for-trading fixed maturities, $44 million of cash, and $6 million of accrued investment income. These entities held total liabilities of $368 million, consisting of $351 million of long-term debt, $10 million of derivative liabilities, and $7 million of other liabilities. See the table below for further discussion regarding CDOs.
(2)	The Company’s separate accounts are considered to be the primary beneficiary of certain timberland VIEs, as discussed further below. The Company consolidates the noncontrolling interests in these VIEs within separate account assets and separate account liabilities on the Consolidated Balance Sheets.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

	December 31,

	2010

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$1,033	$-	$-
Real estate limited partnerships (4)	1,307	441	455
Timber funds (5)	1,748	106	143

Total	$4,088	$547	$598

	December 31,

	2009

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$1,431	$27	$27
Real estate limited partnerships (4)	1,166	466	522
Timber funds (5)	1,583	80	83

Total	$4,180	$573	$632

(1)	The Company’s investments in unconsolidated VIEs are included in available-for-sale fixed maturities and other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2010			December 31, 2009

		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$11,995	$433	$709	$14,922	$402	$752
	Foreign currency swaps	1,017	53	223	883	-	253

Cash flow hedges	Interest rate swaps	18,467	1,337	540	12,961	912	66
	Foreign currency swaps	1,861	29	189	629	4	122
	Foreign currency forwards	140	29	-	266	43	-
	Equity market contracts	20	1	1	38	8	-

Total Derivatives in Hedging Relationships		$33,500	$1,882	$1,662	$29,699	$1,369	$1,193

Non-Hedging Relationships
	Interest rate swaps	$38,111	$951	$915	$22,535	$526	$500
	Interest rate futures	1,598	-	-	407	-	-
	Foreign currency swaps	1,660	128	166	4,461	238	319
	Foreign currency forwards	134	4	-	115	-	1
	Foreign currency futures	1,100	-	-	278	-	-
	Equity market contracts	31	3	1	-	-	-
	Equity index futures	4,954	-	-	1,030	-	-
	Interest rate options	181	-	-	287	1	-
	Embedded derivatives – fixed maturities	-	-	-	86	-	2
	Embedded derivatives – reinsurance contracts	-	7	660	-	8	614
	Embedded derivatives – participating pension contracts (1)	-	-	98	-	-	71
	Embedded derivatives – benefit guarantees (1)	-	1,497	456	-	1,703	640

Total Derivatives in Non-Hedging Relationships		47,769	2,590	2,296	29,199	2,476	2,147

Total Derivatives (2)		$81,269	$4,472	$3,958	$58,898	$3,845	$3,340

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative asset on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liability on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges in net realized investment and other gains (losses). For the years ended December 31, 2010, 2009, and 2008, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2010, the Company had no hedges of firm commitments.

The following table shows the investment gains (losses) recognized:

For the year ended December 31, 2010

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$(70)	$157	$87
	Fixed-rate liabilities	62	(64)	(2)
Foreign currency swaps	Fixed-rate assets	(73)	111	38

Total		$(81)	$204	$123

For the year ended December 31, 2009

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$470	$(348)	$122
	Fixed-rate liabilities	(310)	263	(47)
Foreign currency swaps	Fixed-rate assets	90	(83)	7

Total		$250	$(168)	$82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

For the year ended December 31, 2008

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$(657)	$684	$27
	Fixed-rate liabilities	220	(272)	(52)
Foreign currency swaps	Fixed-rate assets	(114)	92	(22)

Total		$(551)	$504	$(47)

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the years ended December 31, 2010 and 2009, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the years ended December 31, 2010 and 2009, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

The following table presents the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder’s Equity:

For the year ended December 31, 2010

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)

Interest rate swaps	Forecasted fixed-rate assets	$48	$(129)	$3
	Inflation indexed liabilities	(43)	-	-
Foreign currency swaps	Fixed-rate assets	(25)	-	-
	Floating rate assets	(4)	-	-
Foreign currency forwards	Forecasted expenses	(9)	-	-
	Foreign currency assets	(1)	-	-
Equity market contracts	Stock-based compensation	(3)	-	-

Total		$(37)	$(129)	$3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

For the year ended December 31, 2009

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$(23)	$-	$-
	Forecasted fixed-rate assets	(1,082)	(5)	(17)
	Inflation indexed liabilities	108	-	-
Foreign currency swaps	Fixed-rate assets	(35)	-	-
Foreign currency forwards	Forecasted expenses	28	-	-
Equity market contracts	Stock-based compensation	4	-	-

Total		$(1,000)	$(5)	$(17)

For the year ended December 31, 2008

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$37	$-	$-
	Forecasted fixed-rate assets	1,118	(31)	30
	Inflation indexed liabilities	(73)	-	-
Foreign currency swaps	Fixed-rate assets	5	-	-
Equity market contracts	Stock-based compensation	(1)	-	-

Total		$1,086	$(31)	$30

The Company anticipates that pre-tax net gains of approximately $41 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 36 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see Note 12 – Shareholder’s Equity.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), U.S. Treasury futures, and foreign currency futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

Beginning in December 2010, the Company implemented a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

For the years ended December 31, 2010, 2009, and 2008, net losses of $709 million, net losses of $2,679 million, and net gains of $2,901 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts were recorded in net realized investment and other gains (losses).

For the years ended December 31,	2010	2009	2008

	(in millions)
Non-Hedging Relationships
Investment (losses) gains:
Interest rate swaps	$145	$(906)	$818
Interest rate futures	(56)	3	(28)
Interest rate options	(1)	4	-
Foreign currency swaps	(68)	(121)	31
Foreign currency forwards	22	18	(28)
Foreign currency futures	(18)	(24)	(2)
Embedded derivatives	(93)	(1,390)	1,944
Equity market contracts	12	30	(25)
Equity index futures	(652)	(293)	191

Total Investment (Losses) Gains from Derivatives in Non-Hedging Relationships	$(709)	$(2,679)	$2,901

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see Note 14 – Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2010 and 2009, the Company had accepted collateral consisting of various securities with a fair value of $824 million and $861 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2010 and 2009, the Company pledged collateral of $690 million and $598 million, respectively, which is included in available-for-sale fixed maturities on the Consolidated Balance Sheets.

Note 5 — Income Taxes

Prior to 2010, the Company filed tax returns as part of two consolidated groups, MHDLLC and JHHLLC. MHDLLC included JHUSA and JHHLLC included JHLICO and JHVLICO. For the 2010 tax year, the Company is included in the consolidated federal income tax return of JHHLLC with the following affiliates and wholly-owned subsidiaries: MIC, Manulife Reinsurance Limited, Manulife Reinsurance (Bermuda) Limited, Manulife Service Corporation, John Hancock International Holdings, Inc., John Hancock Life Insurance Company of New York (“JHNY”), and John Hancock Subsidiaries LLC.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

(Loss) income before income taxes includes the following:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Domestic	$(669)	$290	$(670)
Foreign	14	14	20

(Loss) income before income taxes	$(655)	$304	$(650)

The components of income taxes were as follows:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Current taxes:
Federal	$(230)	$(45)	$(462)
Foreign	6	6	4
State	-	3	5

Total	(224)	(36)	(453)

Deferred taxes:
Federal	450	31	111
Foreign	(1)	(1)	2
State	(3)	(1)	1

Total	446	29	114

Total income tax expense (benefit)	$222	$(7)	$(339)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

	Years ended December 31,

	2010	2009	2008

	(in millions)

Tax at 35%	$(229)	$106	$(227)
Add (deduct):
Prior year taxes	47	14	26
Tax credits	(65)	(76)	(72)
Tax-exempt investment income	(119)	(76)	(92)
Lease income	(5)	63	3
Unrecognized tax benefits	34	(44)	15
Goodwill impairment	560	-	-
Other	(1)	6	8

Total income tax expense (benefit)	$222	$(7)	$(339)

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,

	2010	2009

	(in millions)
Deferred tax assets:
Policy reserves	$1,309	$1,339
Net operating loss carryforwards	725	384
Net capital loss carryforwards	108	74
Tax credits	732	670
Unearned revenue	907	915
Deferred compensation	48	212
Federal interest deficiency	381	307
Dividends payable to policyholders	135	144
Securities and other investments	805	1
Other	97	245

Total deferred tax assets	5,247	4,291

Deferred tax liabilities:
Unrealized investment gains on securities	653	493
Deferred policy acquisition costs	2,503	2,367
Intangibles	1,134	1,213
Premiums receivable	56	42
Deferred sales inducements	124	132
Deferred gains	638	628
Securities and other investments	2,648	1,091
Other	256	80

Total deferred tax liabilities	8,012	6,046

Net deferred tax liabilities	$2,765	$1,755

At December 31, 2010, the Company had $2,070 million of operating loss carryforwards, which will expire between 2022 and 2025, and $309 million of capital loss carryforwards, which will expire between 2013 and 2014. The Company believes that it will realize the full benefit of its deferred tax assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

The Company received an income tax refund of $31 million in 2010 and made income tax payments of $4 million and $13 million in 2009 and 2008, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1996.

For MHDLLC, the Internal Revenue Service (“IRS”) completed its examinations and the appeals process for years 1998 through 2003, and the Company received income tax refunds for these years in April 2009 totaling $44 million, including interest. The IRS completed its examination of this group’s income tax returns for the years 2004 and 2005 in July 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of this group’s income tax returns for years 2006 and 2007 in November 2009.

For JHHLLC, the IRS completed its examinations for years 1996 through 1998 in September 2003. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. In June 2008, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the 1996 through 1998 examinations, and in December 2008, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2009, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency.

The IRS completed its examinations of this group’s income tax returns for the years 1999 through 2001 in October 2006. In August 2009, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the examinations, and in December 2009, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2010, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency.

The IRS completed its examination of this group’s income tax returns for the years 2002 through 2004 in August 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS examination for years 2005 and 2006 commenced in January 2010.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31

	2010	2009

	(in millions)
Beginning balance	$2,161	$1,869
Additions based on tax positions related to the current year	202	182
Additions for tax positions of prior years	177	349
Reductions for tax positions of prior years	(144)	(239)

Ending balance	$2,396	$2,161

Included in the balances as of December 31, 2010 and 2009, respectively, are $338 million and $356 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balances as of December 31, 2010 and 2009, respectively, are $2,058 million and $1,805 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate, but would accelerate the payment of taxes to an earlier period.

An estimate of the change in unrecognized tax benefits attributable to deductions for dividends received cannot be made at this time because there is no specific information available with respect to either the position that will be taken by the U.S. Treasury Department or the effective dates of the anticipated regulations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2010, 2009, and 2008, the Company recognized approximately $166 million, $224 million, and $195 million in interest expense, respectively. The Company had approximately $1,044 million and $878 million accrued for interest as of December 31, 2010 and 2009, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2010, 2009, and 2008.

Note 6 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. Actual experience within the JHLICO closed block, in particular realized and unrealized losses, resulted in a reduction of the remaining policyholder dividend obligation to zero during the year ended December 31, 2008. The policyholder dividend obligation for the JHUSA closed block remains zero at December 31, 2010 and 2009.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2010	2009

	(in millions)
Liabilities
Future policy benefits	$8,443	$8,632
Policyholders’ funds	78	79
Policyholder dividends payable	184	202
Other closed block liabilities	587	526

Total closed block liabilities	$9,292	$9,439

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2010—$2,898; 2009—$3,084)	$3,094	$3,179
Mortgage loans on real estate	643	652
Investment real estate	655	656
Policy loans	1,550	1,619
Other invested assets	5	3

Total investments	5,947	6,109

Cash borrowings and cash equivalents	(168)	(244)
Accrued investment income	104	117
Amounts due from and held for affiliates	1,830	1,779
Other closed block assets	642	667

Total assets designated to the closed block	$8,355	$8,428

Excess of closed block liabilities over assets designated to the closed block	$937	$1,011
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $199 million and $142 million, respectively	370	264
Adjustment for deferred policy acquisition costs, net of deferred income tax benefit of $64 million and $46 million, respectively	(119)	(85)
Foreign currency translation adjustment	(85)	(67)

Total amounts included in accumulated other comprehensive income	166	112

Maximum future earnings to be recognized from closed block assets and liabilities	$1,103	$1,123

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2010	2009	2008

	(in millions)
Revenues
Premiums	$597	$624	$647
Net investment income	415	455	473
Net realized investment and other gains (losses)	97	(35)	(9)

Total revenues	1,109	1,044	1,111

Benefits and Expenses
Benefits to policyholders	713	734	782
Policyholder dividends	367	392	411
Amortization of deferred policy acquisition costs	(28)	(76)	(218)
Other closed block operating costs and expenses	26	24	25

Total benefits and expenses	1,078	1,074	1,000

Revenues, net of benefits and expenses before income taxes	31	(30)	111
Income tax expense (benefit)	11	(11)	39

Revenues, net of benefits and expenses and income taxes	$20	$(19)	$72

Maximum future earnings from closed block assets and liabilities:

	Years ended December 31,
	2010	2009

	(in millions)
Beginning of period	$1,123	$1,127
Revenues, net of benefits and expenses and income taxes	(20)	19
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(23)

End of period	$1,103	$1,123

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2010	2009

	(in millions)
Liabilities
Future policy benefits	$10,798	$10,916
Policyholders’ funds	1,501	1,511
Policyholder dividends payable	401	407
Other closed block liabilities	116	118

Total closed block liabilities	$12,816	$12,952

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2010—$6,530; 2009—$6,378)	$6,766	$6,456
Equity securities:
Available-for-sale—at fair value (cost: 2010—$9; 2009—$7)	12	8
Mortgage loans on real estate	2,105	1,928
Policy loans	1,500	1,533
Other invested assets	121	153

Total investments	10,504	10,078

Cash borrowings, cash, and cash equivalents	(38)	299
Accrued investment income	141	134
Other closed block assets	92	165

Total assets designated to the closed block	$10,699	$10,676

Excess of closed block liabilities over assets designated to the closed block	$2,117	$2,276
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $98 million and $28 million, respectively	183	53

Maximum future earnings to be recognized from closed block assets and liabilities	$2,300	$2,329

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2010	2009	2008

	(in millions)
Revenues
Premiums	$621	$648	$699
Net investment income	585	588	581
Net realized investment and other gains (losses)	18	(12)	(118)

Total revenues	1,224	1,224	1,162

Benefits and Expenses
Benefits to policyholders	733	761	794
Policyholder dividends	439	461	478
Change in the policyholder dividend obligation	-	-	(62)
Other closed block operating costs and expenses	11	3	2

Total benefits and expenses	1,183	1,225	1,212

Revenues, net of benefits and expenses before income taxes	41	(1)	(50)
Income tax expense (benefit)	12	(2)	(17)

Revenues, net of benefits and expenses and income taxes	$29	$1	$(33)

Maximum future earnings from closed block assets and liabilities:

	Years ended December 31,
	2010	2009

	(in millions)
Beginning of period	$2,329	$2,372
Revenues, net of benefits and expenses and income taxes	(29)	(1)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(42)

End of period	$2,300	$2,329

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2010	2009

	(in millions)
Short-term debt:
Current maturities of long-term debt	$7	$6

Long-term debt:
Surplus notes, 7.38% maturing in 2024 (1)	489	491
Variable rate notes payable, interest ranging from LIBOR plus 0.45% to LIBOR plus 3.15% due in varying amounts to 2019 (2)	222	-
Fixed rate notes payable, interest ranging from 6.1% to 13.84% due in varying amounts to 2016 (2)	149	15
Fair value adjustments related to interest rate swaps (1)	(15)	(16)

	845	490
Less current maturities of long-term debt	(7)	(6)

Total long-term debt	$838	$484

Consumer notes:
Notes payable, interest ranging from 0.83% to 6.25% due in varying amounts to 2036	$966	$1,205

(1)	As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. Under ASC 815, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.
(2)	As a result of the adoption of ASC 810 effective January 1, 2010, long-term debt at December 31, 2010 includes $222 million of variable rate notes and $129 million of fixed rate notes related to consolidated variable interest entities. For further information regarding the adoption of ASC 810, see Note 1 – Summary of Significant Accounting Policies.

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2011—$7 million; 2012—$162 million; 2013—$0 million; 2014—$35 million; 2015—$12 million; and thereafter—$629 million.

Interest expense on debt, included in other operating costs and expenses, was $47 million, $34 million, and $34 million in 2010, 2009, and 2008, respectively. Interest paid on debt was $47 million, $34 million, and $34 million in 2010, 2009, and 2008, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”).

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2011—$155 million; 2012—$109 million; 2013—$55 million; 2014—$233 million; 2015—$146 million; and thereafter—$268 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Debt and Line of Credit - (continued)

Interest expense on consumer notes, included in other operating costs and expenses, was $48 million, $47 million, and $104 million in 2010, 2009, and 2008, respectively. Interest paid amounted to $48 million, $50 million, and $104 million in 2010, 2009, and 2008, respectively.

Line of Credit

At December 31, 2010, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2010. At December 31, 2010, the Company had no outstanding borrowings under the agreement.

At December 31, 2010, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2014. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2010. At December 31, 2010, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Note 8 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. Under the terms of the agreement, the Company recorded a reduction of $3,640 million in premiums in the Consolidated Statements of Operations and recorded a modified coinsurance reserve adjustment of $3,640 million, which reduced benefits to policyholders in the Consolidated Statements of Operations for the year ended December 31, 2008.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis where the related financial assets remain invested at the Company and a modified coinsurance agreement. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance amounts withheld from JHRECO of $4,784 million and $4,147 million at December 31, 2010 and 2009, respectively, on the Company’s Consolidated Balance Sheets and recorded a reinsurance recoverable from JHRECO of $5,414 million and $4,749 million at December 31, 2010 and 2009, respectively, which was included with reinsurance recoverable on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $625 million, $644 million, and $656 million during the years ended December 31, 2010, 2009, and 2008, respectively. Claims incurred ceded to JHRECO were $652 million, $603 million, and $538 million during the years ended December 31, 2010, 2009, and 2008, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Under the terms of the agreement, the Company received initial consideration of $1,495 million, which was classified as unearned revenue. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was due to the Company on December 31, 2009, which was paid by MRBL on March 31, 2010. The Company recorded this amount as a receivable as of December 31, 2009. As a result of the amendment,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

the unearned revenue of $250 million as of September 30, 2009 was included with the balance of unearned revenue related to the initial consideration. These amounts are being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,563 million and $1,705 million as of December 31, 2010 and 2009, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. As of November 15, 2010, the agreement was amended to update the calculation of investment income. As of December 31, 2010 and 2009, respectively, the Company reported a reinsurance recoverable for ceded reserves and cost of reinsurance of $1,595 million and $1,681 million and a liability for coinsurance funds withheld of $72 million and $194 million on the Consolidated Balance Sheets. As of December 31, 2010, the Company reported a reinsurance settlement receivable from MRBL of $180 million, which was included with amounts due from and held for affiliates, and as of December 31, 2009, the Company reported a reinsurance settlement payable to MRBL of $261 million, which was included with amounts due to affiliates on the Consolidated Balance Sheets. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2010 and 2009 were $2,394 million and $2,290 million, respectively, and are accounted for as fixed maturities available-for-sale.

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $372 million, $394 million, and $374 million for the years ended December 31, 2010, 2009, and 2008, respectively. As of December 31, 2010 and 2009, the Company had amounts receivable from MFC and MLI of $1 million and amounts payable to MFC and MLI of $10 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

Debt Transactions

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $110 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”) (formerly John Hancock Financial Holdings (Delaware), Inc.). The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $8 million, $8 million, and $2 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $295 million from JHIA. The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $21 million, $21 million, and $5 million for the years ended December 31, 2010, 2009, and 2008, respectively.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the “Original Note”). Interest on the Original Note accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 15, June 15, September 15, and December 15 and payable semi-annually on June 15 and December 15 of each year until December 15, 2011, and thereafter at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforesaid until payment in full. On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrues at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and September 15 of each year until payment in full. Pursuant to the merger of MHDLLC into JHHLLC, as discussed in Note 1, MHDLLC ceased to exist, and the loan was transferred to JHHLLC effective December 31, 2009. Interest expense was $1 million, $2 million, and $5 million for the years ended December 31, 2010, 2009, and 2008, respectively.

The issuance of the above surplus notes by the Company was approved by the Commissioner, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes were included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 50 basis points. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and the loan was transferred to MIC effective December 31, 2009. Interest income was $3 million, $4 million, and $3 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDLLC. The note was repaid on September 30, 2008. Interest was calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points. Interest expense was $13 million for the year ended December 31, 2008.

Capital Stock Transactions

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

On September 30, 2008, the Company issued two shares of common stock to MIC for $477 million in cash.

Other

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans. For additional information on the transfer, see Note 10 — Pension and Other Postretirement Benefit Plans.

On December 10, 2008, the Company issued a dividend in-kind of $460 million to JHFS as repayment on an outstanding loan.

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

deposits from affiliates of the Company. At December 31, 2010 and 2009, the Company managed approximately $7,233 million and $6,098 million of deposits from affiliates, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2010	2009

	(in millions)
The Manufacturers Investment Corporation	$48	$84
John Hancock Holdings (Delaware) LLC	102	40
Manulife Reinsurance Limited	22	197
Manulife Reinsurance (Bermuda) Limited	281	949
Manulife Hungary Holdings KFT	51	62
John Hancock Life Insurance Company of Vermont	25	52
John Hancock Reassurance Company Limited	20	482
John Hancock Insurance Agency, Inc.	69	6

Total	$618	$1,872

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company’s new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. Pursuant to the merger of JHLICO into JHUSA, as discussed in Note 1, those SignatureNotes became obligations of the Company. MFC continues to guarantee the SignatureNotes originally issued by JHLICO. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

	December 31,
	2010	2009	2008

	(in millions)

Direct	$5,897	$5,680	$5,677

Assumed	1,198	1,384	1,221

Ceded	(3,173)	(3,118)	(6,817)

Net life, health, and annuity premiums earned	$3,922	$3,946	$81

For the years ended December 31, 2010, 2009, and 2008, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $4,433 million, $3,442 million, and $2,964 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 10 — Pension and Other Postretirement Benefit Plans

Prior to December 31, 2010, the Company accounted for its share of the qualified defined benefit plan, the non-qualified defined benefit plan, and the employee welfare plan as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC, the Company’s immediate parent, along with the associated net liabilities. The impact of the transfer on the Company’s December 31, 2010 Consolidated Balance Sheet was a decrease in total liabilities of $460 million, a decrease in additional paid-in capital of $13 million, and an increase in accumulated other comprehensive income of $473 million, net of tax.

As of the transfer date, the assets and liabilities of these plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the plans and will recognize its required contributions as net periodic benefit cost in its consolidated financial statements.

Prior to December 31, 2010, the Company sponsored a funded qualified defined benefit plan (the ‘Plan”) that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company’s funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010, 2009, and 2008, no contributions were made to the qualified plan.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Prior to December 31, 2010, the Company also sponsored an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

Prior to December 31, 2010, the Company’s funding policy for its non-qualified defined benefit plan was to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $31 million, $34 million, and $33 million in 2010, 2009, and 2008, respectively.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from JHFS to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The welfare plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company’s policy was to fund its other postretirement benefits in amounts at or below the annual tax qualified limits. The contribution for the other postretirement benefits was $48 million, $54 million, and $59 million in 2010, 2009, and 2008, respectively.

The Company participates in a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $8 million in 2010 and $7 million in both 2009 and 2008. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from JHFS to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. The expense for the defined contribution plans was $18 million, $19 million, and $19 million in 2010, 2009, and 2008, respectively.

The Company uses a December 31 measurement date to account for its pension and other postretirement benefit plans.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Obligations and Funded Status of Defined Benefit Plans

The amounts disclosed below represent the Company’s share of the pension and other postretirement benefit plans described above:

	Years ended December 31,
	Pension Benefits		Other Postretirement Benefits

	2010	2009	2010	2009

		(in millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$2,354	$2,237	$548	$573
Service cost	32	30	1	1
Interest cost	124	128	28	33
Participant contributions	-	-	4	5
Actuarial loss (gain)	132	132	4	(8)
Retiree drug subsidy	-	-	3	3
Benefits paid	(175)	(173)	(52)	(59)
Transfer of certain pension and postretirement benefit plans to Parent	(2,467)	-	(536)	-

Benefit obligation at end of year	$-	$2,354	$-	$548

Change in plan assets:
Fair value of plan assets at beginning of year	$1,843	$1,628	$306	$245
Actual return on plan assets	281	354	40	61
Employer contributions	32	34	48	54
Participant contributions	-	-	4	5
Benefits paid	(175)	(173)	(52)	(59)
Transfer of certain pension and postretirement benefit plans to Parent	(1,981)	-	(346)	-

Fair value of plan assets at end of year	$-	$1,843	$-	$306

Funded status at end of year	$-	$(511)	$-	$(242)

Amounts recognized on Consolidated Balance Sheets:
Assets	$-	$-	$-	$-
Liabilities	-	(511)	-	(242)

Net amount recognized	$-	$(511)	$-	$(242)

Amounts recognized in accumulated other comprehensive income:
Prior service cost	$(26)	$(29)	$-	$-
Net actuarial loss	735	739	19	29
Transfer of certain pension and postretirement benefit plans to Parent	(709)	-	(19)	-

Total	$-	$710	$-	$29

The accumulated benefit obligation for all defined benefit plans was $0 million and $2,329 million at December 31, 2010 and 2009, respectively.

The following table provides information for pension plans with accumulated benefit obligations in excess of plan assets:

	December 31,
	2010	2009

	(in millions)
Accumulated benefit obligation	$-	$2,329
Projected benefit obligation	-	2,354
Fair value of plan assets	-	1,843

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Components of Net Periodic Benefit Cost

	Years ended December 31,
	Pension Benefits			Other Postretirement Benefits

	2010	2009	2008	2010	2009	2008

	(in millions)
Service cost	$32	$30	$ 30	$1	$1	$1
Interest cost	124	128	129	28	33	34
Expected return on plan assets	(161)	(175)	(181)	(26)	(26)	(26)
Amortization of prior service cost	(3)	(3)	(3)	-	-	-
Recognized actuarial loss	15	4	5	-	-	-

Net periodic benefit cost (income)	$7	$(16)	$ (20)	$3	$8	$9

Assumptions

Weighted–average assumptions used to determine benefit obligations were as follows:

	Years ended December 31,
	Pension Benefits		Other Postretirement Benefits

	2010	2009	2010	2009

Discount rate	N/A	5.50%	N/A	5.50%
Rate of compensation increase	N/A	4.35%	N/A	N/A
Health care cost trend rate for following year			N/A	8.50%
Ultimate trend rate			N/A	5.00%
Year ultimate rate reached			N/A	2028

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

	Years ended December 31,
	Pension Benefits			Other Postretirement Benefits

	2010	2009	2008	2010	2009	2008

Discount rate	5.50%	6.00%	6.00%	5.50%	6.00%	6.00%
Expected long-term return on plan assets	7.75%	8.00%	8.00%	7.75%	8.00%	8.00%
Rate of compensation increase	4.35%	4.10%	5.10%	N/A	N/A	N/A
Health care cost trend rate for following year				8.50%	8.50%	9.00%
Ultimate trend rate				5.00%	5.00%	5.00%
Year ultimate rate reached				2028	2016	2016

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Assumed health care cost trend rates have a significant effect on the amounts reported for the postretirement healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point Increase	One-Percentage Point Decrease

	(in millions)
Effect on total service and interest costs in 2010	$1	$(1)
Effect on postretirement benefit obligation as of December 31, 2010	N/A	N/A

Plan Assets

The Company’s overall investment strategy was to achieve a mix of approximately 94% of investments for long-term growth and 6% for near-term benefit payments, with a wide diversification of asset types, fund strategies, and fund managers.

The target allocations for plan assets are 52% equity securities, 35% fixed income securities, and 13% to all other types of investments. Equity securities primarily include investments in large-cap, mid-cap, and small-cap companies primarily located in the United States. Fixed income securities include corporate bonds of companies from a diverse range of industries, mortgage-backed securities, and U.S. Treasuries. Other types of investments include investments in private equity funds and timber and agriculture investments that follow several different strategies.

Pension plan assets of $0 million and $702 million at December 31, 2010 and 2009, respectively, were investments managed by related parties. Welfare plan assets of $0 million and $185 million at December 31, 2010 and 2009, respectively, were investments in related parties.

The plans did not own any of the Company’s or MFC’s common stock at December 31, 2010 and 2009.

Fair Value Measurements

Following ASC 820 guidance, the Company categorizes its fair value measurements of pension and other postretirement benefit plan assets according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the plans’ valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. For additional information regarding the valuation hierarchy and the Company’s determination of fair value, see Note 14 – Fair Value of Financial Instruments.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments. Cash and cash equivalents are included in Level 1.

Domestic equity – Includes investments in separate accounts and common/collective trusts. Separate account fair values are determined by the fair value of the underlying assets. Underlying domestic equity assets are valued based on observable quoted prices in active markets, and these separate account investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

International equity – Includes investments in mutual funds and common/collective trusts. Mutual fund fair values are determined based upon observable net asset values (“NAV”), and these investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Domestic fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying domestic fixed-income investments are valued based on observable quoted prices in active and inactive markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

International fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying international fixed-income investments are valued based on observable quoted prices in active markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

Private equity – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Private equity investments are included in Level 3.

Timber/Agriculture – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Timber/agriculture investments are included in Level 3.

401(h) account net assets – Fair values are determined based upon the fair values of the investments held in the Plan, as described above. The 401(h) account net assets are included in Level 1, Level 2, or Level 3.

The fair value of the Company’s pension plan assets at December 31, 2009, by asset category is as follows:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$26	$26	$-	$-
Equity
Domestic	783	331	452	-
International	268	108	160	-
Fixed income
Domestic (a)	437	142	215	80
International (b)	121	80	41	-
Other types of investments
Private equity (c)	129	-	-	129
Timber / agriculture (d)	79	-	-	79

Total assets at fair value	$1,843	$687	$868	$288

(a)	This category consists of approximately 40% corporate bonds from U.S. issuers in diverse industries, 18% invested in the general account of the Company, 13% mortgage-backed securities, 13% U.S. Treasuries and other government debt, 9% cash and other domestic fixed income investments, and 7% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The changes in Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2009 are summarized as follows:

	Domestic Fixed Income	Private Equity	Timber / Agriculture

	(in millions)
Balance at January 1, 2009	$73	$150	$72
Actual return on plan assets:
Relating to assets still held at the reporting date	18	(19)	6
Relating to assets sold during the period	-	5	2
Purchases, sales, and settlements (net)	(11)	(7)	(1)
Transfers into and/or out of Level 3	-	-	-

Balance at December 31, 2009	$80	$129	$79

The fair value of the Company’s other postretirement benefit plan assets at December 31, 2009, by asset category is as follows:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$23	$23	$-	$-
Equity
Domestic	129	14	115	-
International	22	11	11	-
Fixed income
Domestic (a)	124	24	98	2
International (b)	3	2	1	-
Other types of investments
Private equity (c)	3	-	-	3
Timber / agriculture (d)	2	-	-	2

Total assets at fair value	$306	$74	$225	$7

(a)	This category consists of approximately 44% corporate bonds from U.S. issuers in diverse industries, 27% mortgage-backed securities, 17% U.S. Treasuries and other government debt, 6% cash and other domestic fixed income investments, 4% sovereign debt, and 2% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.

The fair value of Level 3 assets measured on a recurring basis at December 31, 2009 was $7 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Risk Management Practices and Investment Goals

Investment allocation decisions for plan assets were made in accordance with the criteria and limitations set forth in the most recent Statement of Investment Policies and Procedures (the “Statement”), as amended and restated effective November 17, 2009. The Company relies on the Statement to set forth guidelines for adopting and maintaining certain funding policies in accordance with the provisions of ERISA and to ensure that the Plan maintains sufficient amounts to meet the obligations of the Plan as they come due.

The Company’s board of directors had delegated the fiduciary oversight responsibility of the Plan to the U.S. Benefits Committee (the “Committee”), which in turn, established and actively monitors specialized subcommittees to ensure continued prudent and effective management of the Plan. One such subcommittee, the Investment Committee, is responsible for diversification of plan assets to achieve a suitable combination of investment risk and rate of return for the exclusive benefit of plan participants and beneficiaries. In order to satisfy the Plan’s ongoing obligations and minimize the likelihood of a significant deterioration in the Plan’s funded status resulting from capital market activity, the Investment Committee retained an Investment Advisor, John Hancock Investment Management Services LLC, a subsidiary of the Company, to assist in the overall strategic investment direction of the fund.

Investment Policies and Strategies

The overall investment policies and strategies of the Plan were based on the guiding principle of diversification. Plan investments were allocated primarily between the major asset classes of fixed income and equity, with a relatively smaller proportion of investments in alternative asset classes. These investments fall into two broad categories within the context of the current asset allocation policy.

Liability-Hedging Assets – These assets consist primarily of fixed income investments, such as bonds, that generally have characteristics similar to pension liabilities, including predictable cash flows and comparable durations. In addition to capital preservation, the payment streams provided by liability-hedging assets are used to satisfy plan obligations as they become due.

Return-Seeking Assets – All non-fixed income investments, such as equities and certain alternative asset classes, fall into this category. In pursuing these investments, the Plan seeks to experience higher returns from appreciation in asset values. Historically, the long-term rate of return on equities has been higher than most investment grade fixed income securities. The increased yield comes at the expense of increased volatility and unpredictability in cash flows.

Permitted and Prohibited Investments

Plan investments were permitted to be made either directly, through pooled or mutual funds, or through insurance contracts, and both active and passive strategies have been used. In order to fulfill its fiduciary responsibility and to ensure that plan assets are invested prudently, the Committee has compiled a list of prohibited investments, as well as placed constraints on certain permitted investments. Moreover, the Plan was not permitted to borrow funds to acquire securities or otherwise deal in margin trading. Additional restrictions and constraints, by asset class, are outlined below.

Fixed Income

The Plan’s fixed income exposure was achieved through investments in separate accounts or mutual funds. For securities held in separate accounts, the combined market value of any individual investments, as a percentage of the aggregate market value of all fixed income investments, was not to exceed the maximum quality limits outlined below. Each mutual fund investment was governed by its own prospectus, and therefore not subject to these quality limits.

Investment Rating	Maximum Limit

AAA	100%
AA	90%
A	75%
BBB & Lower	50%
BB & Lower	8%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Equities

The Plan’s domestic and international equity investments were required to be fully diversified across sectors and countries at all times. In addition, the Plan was prohibited from acquiring more than 7.5% of the outstanding securities of any one company. The Plan was also prohibited from holding greater than 10% of its assets in the form of MFC stock.

Derivatives, Options, and Futures

The use of derivatives was permitted for the purpose of hedging investment risks, including market, interest rate, credit, liquidity, and currency risks. Derivatives may also have been used to replicate direct investments, in instances where the Plan would benefit from lower costs or transactional ease. Conversely, the use of derivatives to create leverage for speculative purposes was prohibited. The Plan was also required to hold cash and cash equivalents equal to the underlying market exposure of derivatives, net of margin funds. The Plan was permitted to invest in options and futures on any securities that were not specifically prohibited by the Statement, but it was prohibited from selling derivatives on securities it did not own.

Investments in Other Assets

Pursuant to the asset allocation policy, the Plan was permitted to make investments in alternative asset classes. The Plan was permitted to invest in private equity, power and infrastructure equity, timber and agricultural investments, but hedge funds were prohibited. The Investment Committee was required to approve any proposed investments in other assets that were not specifically permitted above.

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,824 million and $130 million, respectively, at December 31, 2010. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2011.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $24 million, $26 million, and $22 million for the years ended December 31, 2010, 2009, and 2008, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non- cancelable Operating Leases	Sub-lease Income

	(in millions)
2011	$48	$17
2012	42	17
2013	39	17
2014	29	14
2015	13	3
Thereafter	410	-

Total	$581	$68

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2010.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2010 and 2009, the Company increased this provision by $94 million and $186 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, the maximum after tax exposure including interest would be an additional estimated $218 million at December 31, 2010.

The Company owns an 80% interest in Phipps Tower Associates LLC, a limited liability company formed for the purpose of development, construction, leasing, and operation of Phipps Tower, an office building located in Atlanta, Georgia. The construction of Phipps Tower was completed in February 2010 and is currently in the leasing phase. Under an LLC agreement entered into by the Company with its partner developer, both parties have rights to a one-time put/call option when the project has achieved its stabilization stage, defined as when 85% of the gross rentable area of the building has been leased and the tenants under such leases have accepted delivery of the premises. At that time, the Company may exercise its call option to purchase the partner developer’s interest in the project, and the partner developer may exercise its put option and sell its interest to the Company. If on or before March 5, 2013 the stabilization stage has not been achieved, or stabilization has been achieved but options have not been exercised, the Company is obligated to purchase the partner developer’s entire interest (20%) in the project for the greater of the project cost or 95% of market value at the time of the buyout. The current estimated minimum amount that the Company would be required to pay is $7 million. This estimate is 20% of the $108 million cost of construction, net of $73 million of related loans payable.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

Note 12 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2008	$577	$350	$27	$129	$1,083
Gross unrealized investment losses (net of deferred income tax benefit of $1,574 million)	(2,932)	-	-	-	(2,932)
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $101 million)	(187)	-	-	-	(187)
Adjustment for policyholder liabilities (net of deferred income tax expense of $87 million)	162	-	-	-	162
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $216 million)	403	-	-	-	403
Adjustment for policyholder dividend obligation (net of deferred income tax expense of $11 million)	20	-	-	-	20

Net unrealized investment losses	(2,534)	-	-	-	(2,534)
Foreign currency translation adjustment	-	-	(23)	-	(23)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(1)	(1)
Change in net actuarial loss (net of deferred income tax benefit of $359 million)	-	-	-	(666)	(666)
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $586 million)	-	1,086	-	-	1,086
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $17 million)	-	(31)	-	-	(31)

Balance at December 31, 2008	$(1,957)	$1,405	$4	$(538)	$(1,086)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2009	$(1,957)	$1,405	$4	$(538)	$(1,086)
Gross unrealized investment gains (net of deferred income tax expense of $1,883 million)	3,498	-	-	-	3,498
Reclassification adjustment for losses realized in net income (net of deferred income tax expense of $109 million)	202	-	-	-	202
Adjustment for policyholder liabilities (net of deferred income tax benefit of $67 million)	(126)	-	-	-	(126)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $354 million)	(658)	-	-	-	(658)

Net unrealized investment gains	2,916	-	-	-	2,916
Foreign currency translation adjustment	-	-	5	-	5
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $31 million)	-	-	-	60	60
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1 million)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $538 million)	-	(1,000)	-	-	(1,000)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $3 million)	-	(5)	-	-	(5)
Adoption of ASC 320, recognition of other-than-temporary impairments (net of deferred income tax benefit of $410 million)	(761)	-	-	-	(761)

Balance at December 31, 2009	$198	$400	$9	$(478)	$129

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2010	$198	$400	$9	$(478)	$129
Gross unrealized investment gains (net of deferred income tax expense of $808 million)	1,501	-	-	-	1,501
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $313 million)	(582)	-	-	-	(582)
Adjustment for policyholder liabilities (net of deferred income tax expense of $23 million)	42	-	-	-	42
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $100 million)	(185)	-	-	-	(185)

Net unrealized investment gains	776	-	-	-	776
Foreign currency translation adjustment	-	-	(53)	-	(53)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $5 million)	-	-	-	9	9
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1 million)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $20 million)	-	(37)	-	-	(37)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $69 million)	-	(129)	-	-	(129)
Transfer of certain pension and postretirement benefit plans to Parent (net of deferred income tax expense of $255 million)	-	-	-	473	473

Balance at December 31, 2010	$974	$234	$(44)	$4	$1,168

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	December 31,

	2010	2009	2008

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$1,852	$547	$(3,345)
Equity securities	360	249	(79)
Other investments	(5)	(3)	(91)

Total (1)	2,207	793	(3,515)

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(653)	(368)	458
Policyholder liabilities	(56)	(121)	49
Deferred income taxes	(524)	(106)	1,051

Total	(1,233)	(595)	1,558

Net unrealized investment gains (losses)	$974	$198	$(1,957)

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and John Hancock Life & Health Insurance Company, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, used the implied forward rates from the rolling average of the swap rates that have been observed over the past three years instead of the implied forward rates from the swap curve observed at December 31, 2008 for purposes of its C-3 Phase II calculation. The impact of using this approach was a $53 million decrease in JHUSA’s authorized control level risk-based capital as of December 31, 2008. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, recorded an increase in the net admitted deferred tax asset (“DTA”) instead of the deferred tax calculation required by prescribed statutory accounting practices. If the net admitted DTA was reflected on the statutory balance sheet based on prescribed practices, the DTA and statutory surplus at December 31, 2008 would both be decreased by $84 million. The permitted practice had no effect on statutory net income. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

The Company’s statutory net income (loss) for the years ended December 31, 2010, 2009, and 2008 was $35 million (unaudited), $(76) million, and $(2,407) million, respectively. The Company’s statutory capital and surplus as of December 31, 2010 and 2009 was $5,093 million (unaudited) and $5,012 million, respectively.

Unless approved by the Commissioner prior to payment, dividends to the shareholder shall be declared or paid only from the Company’s earned surplus. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the Company’s surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the remaining international insurance operations, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment’s consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

Corporate and Other Segment. Primarily consists of the Company’s remaining international insurance operations, certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 6 — Closed Blocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$4,460	$2,765	$482	$7,707
Net investment income	2,619	1,710	238	4,567
Net realized investment and other gains (losses)	381	(202)	202	381
Inter-segment revenues	3	-	(3)	-

Revenues	$7,463	$4,273	$919	$12,655

Total net (loss) income	$(1,486)	$506	$103	$(877)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$158	$62	$(21)	$199
Carrying value of investments accounted for under the equity method	2,157	1,129	285	3,571
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	512	239	1	752
Goodwill impairment	1,600	-	-	1,600
Interest expense	-	-	47	47
Income tax expense	48	135	39	222
Segment assets	$82,106	$160,978	$22,944	$266,028

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2009
Revenues from external customers	$4,366	$2,652	$535	$7,553
Net investment income	2,265	1,624	457	4,346
Net realized investment and other losses	(732)	(1,103)	(2)	(1,837)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,899	$3,174	$989	$10,062

Total net (loss) income	$(258)	$412	$157	$311

Supplemental Information:
Equity in net income of investees accounted for under the equity method	$28	$9	$41	$78
Carrying value of investments accounted for under the equity method	1,622	1,123	314	3,059
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	308	898	5	1,211
Interest expense	-	-	34	34
Income tax (benefit) expense	(167)	63	97	(7)
Segment assets	$75,509	$149,336	$23,084	$247,929

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2008
Revenues from external customers	$3,407	$(357)	$520	$3,570
Net investment income	2,300	1,578	563	4,441
Net realized investment and other gains (losses)	120	102	(445)	(223)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,827	$1,324	$637	$7,788

Total net income (loss)	$272	$(360)	$(223)	$(311)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$8	$26	$(38)	$(4)
Carrying value of investments accounted for under the equity method	1,418	991	438	2,847
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(362)	21	5	(336)
Interest expense	-	-	34	34
Income tax expense (benefit)	137	(413)	(63)	(339)

The Company operates primarily in the United States and has no reportable major customers. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

Location	Revenues	Income (Loss) Before Income Taxes	Long-Lived Assets	Assets

	(in millions)
2010
United States	$12,582	$(669)	$173	$265,908
Foreign — other	73	14	-	120

Total	$12,655	$(655)	$173	$266,028

2009
United States	$10,004	$290	$198	$247,786
Foreign — other	58	14	-	143

Total	$10,062	$304	$198	$247,929

2008
United States	$7,722	$(670)
Foreign — other	66	20

Total	$7,788	$(650)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,

	2010		2009

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale (1)	$60,470	$60,470	$53,569	$53,569
Held-for-trading	1,627	1,627	1,208	1,208
Equity securities:
Available-for-sale	588	588	558	558
Mortgage loans on real estate	13,343	14,301	12,623	13,252
Policy loans	5,050	5,050	4,949	4,949
Short-term investments	1,472	1,472	3,973	3,973
Cash and cash equivalents	2,772	2,772	4,915	4,915
Derivatives:
Interest rate swaps	2,721	2,721	1,840	1,840
Foreign currency swaps	210	210	242	242
Foreign currency forwards	33	33	43	43
Interest rate options	-	-	1	1
Equity market contracts	4	4	8	8
Embedded derivatives	1,504	1,504	1,711	1,711
Assets held in trust	2,394	2,394	2,290	2,290
Separate account assets	136,002	136,002	122,466	122,466

Total assets	$228,190	$229,148	$210,396	$211,025

Liabilities:
Consumer notes	$966	$983	$1,205	$1,234
Debt	845	839	490	463
Guaranteed investment contracts and funding agreements	1,833	1,850	2,701	2,760
Fixed-rate deferred and immediate annuities	8,971	8,866	9,255	8,696
Supplementary contracts without life contingencies	47	48	51	53
Derivatives:
Interest rate swaps	2,164	2,164	1,318	1,318
Foreign currency swaps	578	578	694	694
Foreign currency forwards	-	-	1	1
Equity market contracts	2	2	-	-
Embedded derivatives	1,214	1,214	1,327	1,327

Total liabilities	$16,620	$16,544	$17,042	$16,546

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,932 million and $2,012 million at December 31, 2010 and 2009, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at their expected internal rate of return.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments – (continued)

ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured at Fair Value and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include mortgage loans, joint ventures, limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized.

•	Other Assets and Liabilities Not Reported at Fair Value – This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements – The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt – The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. As a result of the adoption of ASC 810 effective January 1, 2010, long-term debt at December 31, 2010 includes variable and fixed rate notes related to consolidated variable interest entities. The carrying value of this debt approximates fair value at December 31, 2010. For further information regarding the adoption of ASC 810, see Note 1 – Summary of Significant Accounting Policies.

The carrying values for commercial paper and short-term borrowings approximate fair value.

Fixed-rate deferred and immediate annuities – The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Assets and Liabilities Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

• Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain (“GMWB”) and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The following tables present the Company’s assets and liabilities that are measured at fair value on a recurring basis by fair value hierarchy level:

	December 31, 2010

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$41,199	$-	$37,898	$3,301
Commercial mortgage-backed securities	4,247	-	3,762	485
Residential mortgage-backed securities	460	-	10	450
Collateralized debt obligations	136	-	33	103
Other asset-backed securities	1,029	-	950	79
U.S. Treasury and agency securities	7,841	-	7,841	-
Obligations of states and political subdivisions	4,027	-	3,619	408
Debt securities issued by foreign governments	1,531	-	1,531	-

Total fixed maturities available-for-sale	60,470	-	55,644	4,826

Fixed maturities held-for-trading:
Corporate debt securities	1,177	8	1,133	36
Commercial mortgage-backed securities	224	-	209	15
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	66	-	65	1
U.S. Treasury and agency securities	101	-	101	-
Obligations of states and political subdivisions	51	-	51	-
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,627	8	1,561	58

Equity securities available-for-sale	588	588	-	-
Short-term investments	1,472	-	1,472	-
Derivative assets (2):
Interest rate swaps	2,721	-	2,652	69
Foreign currency swaps	210	-	210	-
Foreign currency forwards	33	-	33	-
Equity market contracts	4	-	-	4
Embedded derivatives (3):
Reinsurance contracts	7	-	7	-
Benefit guarantees	1,497	-	-	1,497
Assets held in trust (4)	2,394	913	1,420	61
Separate account assets (5)	136,002	130,884	2,092	3,026

Total assets at fair value	$207,025	$132,393	$65,091	$9,541

Liabilities:
Derivative liabilities (2):
Interest rate swaps	$2,164	$-	$2,156	$8
Foreign currency swaps	578	-	534	44
Equity market contracts	2	-	-	2
Embedded derivatives (3):
Reinsurance contracts	660	-	660	-
Participating pension contracts	98	-	98	-
Benefit guarantees	456	-	-	456

Total liabilities at fair value	$3,958	$-	$3,448	$510

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$42,505	$-	$39,889	$2,616
Commercial mortgage-backed securities	4,474	-	4,039	435
Residential mortgage-backed securities	476	-	16	460
Collateralized debt obligations	135	-	57	78
Other asset-backed securities	1,242	-	1,151	91
U.S. Treasury and agency securities	1,968	-	1,968	-
Obligations of states and political subdivisions	1,491	-	1,261	230
Debt securities issued by foreign governments	1,278	-	1,213	65

Total fixed maturities available-for-sale	53,569	-	49,594	3,975

Fixed maturities held-for-trading:
Corporate debt securities	898	-	882	16
Commercial mortgage-backed securities	216	-	206	10
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	21	-	20	1
U.S. Treasury and agency securities	29	-	29	-
Obligations of states and political subdivisions	26	-	23	3
Debt securities issued by foreign governments	13	-	-	13

Total fixed maturities held-for-trading	1,208	-	1,161	47

Equity securities available-for-sale	558	558	-	-
Short-term investments	3,973	-	3,973	-
Derivative assets (2)	2,134	-	2,074	60
Embedded derivatives (3)	1,711	-	8	1,703
Assets held in trust (4)	2,290	624	1,666	-
Separate account assets (5)	122,466	116,875	2,494	3,097

Total assets at fair value	$187,909	$118,057	$60,970	$8,882

Liabilities:
Derivative liabilities (2)	$2,013	$-	$1,987	$26
Embedded derivatives (3)	1,327	-	688	639

Total liabilities at fair value	$3,340	$-	$2,675	$665

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,932 million and $2,012 million at December 31, 2010 and 2009, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at their expected internal rate of return.
(2)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward in the following table.
(3)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(4)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.
(5)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2010 and 2009 are summarized as follows:

		Net realized/unrealized gains (losses) included in:				Transfers
	Balance at January 1, 2010	Earnings (1)		AOCI (2)	Purchases, issuances, and settlements (net)	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2010	Change in unrealized gains (losses) included in earnings on instruments still held

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$2,616	$(50)		$223	$80	$733	$(301)	$3,301	$-
Commercial mortgage-backed securities	435	1		105	(54)	-	(2)	485	-
Residential mortgage-backed securities	460	(22)		131	(119)	-	-	450	-
Collateralized debt obligations	78	(3)		39	(11)	-	-	103	-
Other asset-backed securities	91	(4)		14	(22)	-	-	79	-
Obligations of states and political subdivisions	230	-		(6)	247	342	(405)	408	-
Debt securities issued by foreign governments	65	-		(65)	-	-	-	-	-

Total fixed maturities available-for-sale	3,975	(78)		441	121	1,075	(708)	4,826	-

Fixed maturities held-for-trading:
Corporate debt securities	16	15		-	4	2	(1)	36	15
Commercial mortgage-backed securities	10	5		-	-	-	-	15	5
Residential mortgage-backed securities	3	-		-	-	-	-	3	1
Collateralized debt obligations	1	2		-	-	-	-	3	2
Other asset-backed securities	1	-		-	-	-	-	1	-
Obligations of states and political subdivisions	3	-		-	3	-	(6)	-	-
Debt securities issued by foreign governments	13	(13)		-	-	-	-	-	(13)

Total fixed maturities held-for-trading	47	9		-	7	2	(7)	58	10

Net derivatives	34	15		(30)	-	-	-	19	19
Net embedded derivatives	1,064	(23	) (4)	-	-	-	-	1,041	(23)
Assets held in trust	-	1		3	(10)	68	(1)	61	3
Separate account assets (5)	3,097	(13)		5	(125)	62	-	3,026	10

Total	$8,217	$(89)		$419	$(7)	$1,207	$(716)	$9,031	$19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

		Net realized/unrealized gains (losses) included in:
	Balance at January 1, 2009	Earnings (1)		AOCI (2)	Purchases, issuances, and settlements (net)	Net transfers into and out of Level 3 (3)	Balance at December 31, 2009	Change in unrealized gains (losses) included in earnings on instruments still held

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$1,792	$80		$482	$(67)	$329	$2,616	$-
Commercial mortgage-backed securities	446	(2)		100	(90)	(19)	435	-
Residential mortgage-backed securities	624	(87)		149	(230)	4	460	-
Collateralized debt obligations	88	(6)		6	(10)	-	78	-
Other asset-backed securities	299	3		29	(252)	12	91	-
Obligations of states and political subdivisions	1	-		(6)	315	(80)	230	-
Debt securities issued by foreign governments	62	-		4	(1)	-	65	-

Total fixed maturities available-for-sale	3,312	(12)		764	(335)	246	3,975	-

Fixed maturities held-for-trading:
Corporate debt securities	16	2		-	(2)	-	16	1
Commercial mortgage-backed securities	7	3		-	-	-	10	3
Residential mortgage-backed securities	3	1		-	(1)	-	3	1
Collateralized debt obligations	1	-		-	-	-	1	-
Other asset-backed securities	2	-		-	(1)	-	1	-
Obligations of states and political subdivisions	-	(1)		-	4	-	3	(1)
Debt securities issued by foreign governments	12	1		-	-	-	13	1

Total fixed maturities held-for-trading	41	6		-	-	-	47	5

Net derivatives	195	(38)		(12)	-	(111)	34	(32)
Net embedded derivatives	1,516	(452	) (4)	-	-	-	1,064	(452)
Separate account assets (5)	2,972	(493)		(1)	619	-	3,097	(389)

Total	$8,036	$(989)		$751	$284	$135	$8,217	$(868)

(1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
(2)	This amount is included in accumulated other comprehensive income on the Consolidated Balance Sheets.
(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in benefits to policyholders on the Consolidated Statements of Operations.
(5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as mortgage loans, joint ventures, and limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. The Company recorded a goodwill impairment of $1,600 million during the year ended December 31, 2010, and the fair value measurement was classified as Level 3. For additional information regarding the impairment, see Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2010	$1,600	$1,307	$146	$3,053
Impairment	(1,600)	-	-	(1,600)

Balance at December 31, 2010	$-	$1,307	$146	$1,453

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2009	$1,600	$1,307	$146	$3,053
Impairment	-	-	-	-

Balance at December 31, 2009	$1,600	$1,307	$146	$3,053

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairment was reflective of the decrease in the expected future earnings for this business. The fair value was determined primarily using an earnings-based approach, which incorporated the segment’s in-force and new business embedded value using internal forecasts of revenue and expense. There were no impairments recorded in 2009, and there were no accumulated impairment losses at December 31, 2009.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Value of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

	December 31,
	2010	2009

	(in millions)
Balance, beginning of year	$2,171	$2,564
Amortization	(66)	(15)
Change in unrealized investment gains and losses	(146)	(342)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(36)

Balance, end of year	$1,959	$2,171

The following table provides estimated future amortization (net of tax) for the periods indicated:

VOBA Amortization
(in millions)
2011	$94
2012	87
2013	82
2014	68
2015	67

Other Intangible Assets

Other intangible asset balances were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2010
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	48	349
Other investment management contracts	64	28	36

Total	$1,361	$76	$1,285

December 31, 2009
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Subject to amortization:
Distribution networks	397	37	360
Other investment management contracts	64	25	39

Total	$1,356	$62	$1,294

Amortization expense (net of tax) for other intangible assets was $9 million, $9 million, and $8 million for the years ended December 31, 2010, 2009, and 2008, respectively. Amortization expense (net of tax) for other intangible assets is expected to be approximately $10 million in 2011, $11 million in 2012, $11 million in 2013, $12 million in 2014, and $11 million in 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as separate account assets with an equivalent amount reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Consolidated Statements of Operations. For the years ended December 31, 2010 and 2009, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2010	2009

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$7,648	$6,969
Net amount at risk related to deposits	156	208
Average attained age of contract holders	51	50

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional Guaranteed Minimum Withdrawal Benefit (“GMWB”) rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

	December 31,
	2010	2009

	(in millions, except for ages and percents)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$25,630	$23,472
Net amount at risk- net of reinsurance	140	312
Average attained age of contract holders	65	64

Return of net deposits plus a minimum return
In the event of death
Account value	$702	$744
Net amount at risk- net of reinsurance	318	354
Average attained age of contract holders	70	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$29,399	$28,414
Net amount at risk- net of reinsurance	485	843
Average attained age of contract holders	65	64

Guaranteed Minimum Income Benefit
Account value	$6,276	$6,293
Net amount at risk- net of reinsurance	41	54
Average attained age of contract holders	64	63

Guaranteed Minimum Withdrawal Benefit
Account value	$39,034	$35,595
Net amount at risk	782	1,012
Average attained age of contract holders	64	63

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2010	2009

	(in billions)
Type of Fund
Equity	$30	$28
Balanced	23	22
Bond	7	7
Money Market	2	2

Total	$62	$59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2010	$253	$209	$663	$1,125
Incurred guarantee benefits	(100)	(60)	-	(160)
Other reserve changes	72	28	(156)	(56)

Balance at December 31, 2010	225	177	507	909
Reinsurance recoverable	(78)	(1,120)	(421)	(1,619)

Net balance at December 31, 2010	$147	$(943)	$86	$(710)

Balance at January 1, 2009	$454	$442	$2,890	$3,786
Incurred guarantee benefits	(153)	(144)	-	(297)
Other reserve changes	(48)	(89)	(2,227)	(2,364)

Balance at December 31, 2009	253	209	663	1,125
Reinsurance recoverable	(104)	(1,177)	(548)	(1,829)

Net balance at December 31, 2009	$149	$(968)	$115	$(704)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2010 and 2009:

•	Data used included 1,000 stochastically generated investment performance scenarios. For ASC 815 calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.8% to 41.5% for GMDB and 0.3% to 41.5% for GMIB and GMWB.

•

The discount rates used in the ASC 944 calculations range from 6.4% to 7%. The discount rates used in the ASC 815 calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

	December 31,
	2010	2009

	(in millions)
Balance, beginning of year	$9,186	$9,419
Capitalization	1,228	1,579
Amortization	(664)	(1,119)
Change in unrealized investment gains and losses	(98)	(704)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	11

Balance, end of year	$9,652	$9,186

The balance of and changes in deferred sales inducements as of and for the years ended December 31, were as follows:

	December 31,
	2010	2009

	(in millions)
Balance, beginning of year	$379	$427
Capitalization	12	63
Amortization	(22)	(77)
Change in unrealized investment gains and losses	(15)	(12)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(22)

Balance, end of year	$354	$379

Note 18 — Share-Based Payments

The Company participates in the stock compensation plans of MFC and uses the Black-Scholes option-pricing model to estimate the value of stock options granted to employees. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. GAAP, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Under MFC’s Executive Stock Option Plan (“ESOP”), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the higher of the prior day or prior five-day average closing market price of MFC’s common shares on the Toronto Stock Exchange on the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants Deferred Share Units (“DSUs”) to certain employees under the ESOP. These DSUs vest over a three-year period, and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC’s common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs.

In addition, for certain new employees and pursuant to the deferred compensation program, MFC grants DSUs under the ESOP, which entitle the holder to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. In 2010, 17,000 DSUs were issued to certain new hires, which vest over a maximum period of five years. No such DSUs were issued in 2009 or 2008.

In 2010, 2009, and 2008, 35,000, 56,000, and 217,000 DSUs, respectively, were issued to certain employees who elected to defer receipt of all or part of their annual bonus. These DSUs vested immediately upon grant. Also, in 2010 and 2008, 20,000 and 269,000 DSUs were issued to certain employees who elected to defer payment of all or part of their restricted share units and/or performance share units. In 2009, no DSUs were granted to certain employees to defer payment of all or part of their restricted share units since the restricted share units scheduled to vest in 2009 did so without any payment value. Restricted share units and performance share units are discussed below. These DSUs also vested immediately upon grant.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 18 — Share-Based Payments - (continued)

Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director’s retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors.

The Company recorded compensation expense for stock options granted of $8 million, $9 million, and $9 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan (“GSOP”) for its eligible employees. Under the GSOP, qualifying employees can choose to apply up to 5% of their annual base earnings toward the purchase of common shares of MFC. MFC matches a percentage of the employee’s eligible contributions up to a maximum amount. MFC’s contributions vest immediately. All contributions are used by the GSOP’s trustee to purchase common shares in the open market. The Company’s compensation expense related to the GSOP was $1 million for each of the three years ended December 31, 2010, 2009, and 2008.

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit (“RSU”) Plan. For the years ended December 31, 2010, 2009, and 2008, 3.0 million, 3.8 million, and 1.8 million RSUs, respectively, were granted to certain eligible employees under this plan. For the year ended December 31, 2009, 0.6 million Special RSUs and for the years ended December 31, 2010 and 2009, 0.7 million and 1.5 million Performance Share Units (“PSUs”), respectively, were granted to eligible employees under this plan. There were no Special RSUs granted in 2010, and no Special RSUs or PSUs granted in 2008. Each RSU/Special RSU/PSU entitles the recipient to receive payment equal to the market value of one common share, plus credited dividends, at the time of vesting, subject to any performance conditions.

For the years ended December 31, 2010, 2009, and 2008, the Company granted 1.4 million, 2.0 million, and 0.7 million RSUs, respectively, to certain eligible employees. RSUs granted in 2010 vest 25% on the first anniversary and 75% on the date that is 34 months from the grant date. RSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. RSUs granted prior to 2009 vest three years from the grant date. The related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to RSUs was $22 million, $14 million, and $24 million for the years ended December 31, 2010, 2009, and 2008, respectively.

For the year ended December 31, 2009, the Company granted 0.3 million Special RSUs to certain eligible employees. Special RSUs vest on the date that is 22 months from the grant date, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. No Special RSUs were granted in 2010 or 2008. The Company’s compensation expense related to Special RSUs was $2 million for each of the two years ended December 31, 2010 and 2009.

For the years ended December 31, 2010 and 2009, the Company granted 0.2 million and 0.4 million PSUs, respectively, to certain eligible employees. PSUs granted in 2010 vest 25% on the first anniversary and 75% on the date that is 34 months from the grant date. PSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. Both grants are subject to performance conditions that are equally weighted over their respective performance periods, and the related compensation expense is recognized over these periods, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. No PSUs were granted in 2008. The Company’s compensation expense related to PSUs was $2 million and $3 million for the years ended December 31, 2010 and 2009, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 19 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2010 consolidated financial statements through the date on which the consolidated financial statements were issued. The Company did not have any subsequent events requiring disclosure.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

Year ended December 31, 2010 with Report of Independent Registered Public Accounting Firm

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

Year ended December 31, 2010

(This page is intentionally blank.)

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Life Insurance Company (U.S.A.) Separate Account A

“Active” sub-accounts

500 Index Trust B Series 0	Financial Services Trust Series 0
500 Index Trust Series 1	Financial Services Trust Series 1
Active Bond Trust Series 0	Franklin Templeton Founding Allocation Trust Series 0
Active Bond Trust Series 1	Franklin Templeton Founding Allocation Trust Series 1
All Cap Core Trust Series 0	Fundamental Value Trust Series 0
All Cap Core Trust Series 1	Fundamental Value Trust Series 1
All Cap Value Trust Series 0	Global Bond Trust Series 0
All Cap Value Trust Series 1	Global Bond Trust Series 1
Alpha Opportunities Trust Series 0	Global Trust Series 0
Alpha Opportunities Trust Series 1	Global Trust Series 1
American Asset Allocation Trust Series 1	Health Sciences Trust Series 0
American Blue Chip Income and Growth Trust Series 1	Health Sciences Trust Series 1
American Bond Trust Series 1	High Yield Trust Series 0
American Fundamental Holdings Trust Series 1	High Yield Trust Series 1
American Global Diversification Trust Series 1	International Core Trust Series 0
American Global Growth Trust Series 1	International Core Trust Series 1
American Global Small Capitalization Trust Series 1	International Equity Index Trust A Series 0
American Growth Trust Series 1	International Equity Index Trust A Series 1
American Growth-Income Trust Series 1	International Equity Index Trust B Series 0
American High-Income Bond Trust Series 1	International Opportunities Trust Series 0
American International Trust Series 1	International Opportunities Trust Series 1
American New World Trust Series 1	International Small Company Trust Series 0
Balanced Trust Series 0	International Small Company Trust Series 1
Balanced Trust Series 1	International Value Trust Series 0
Blue Chip Growth Trust Series 0	International Value Trust Series 1
Blue Chip Growth Trust Series 1	Investment Quality Bond Trust Series 0
Capital Appreciation Trust Series 0	Investment Quality Bond Trust Series 1
Capital Appreciation Trust Series 1	Large Cap Trust Series 0
Capital Appreciation Value Trust Series 0	Large Cap Trust Series 1
Capital Appreciation Value Trust Series 1	Large Cap Value Trust Series 0
Core Allocation Plus Trust Series 0	Large Cap Value Trust Series 1
Core Allocation Plus Trust Series 1	Lifestyle Aggressive Trust Series 0
Core Bond Trust Series 0	Lifestyle Aggressive Trust Series 1
Core Bond Trust Series 1	Lifestyle Balanced Trust Series 0
Core Diversified Growth & Income Trust Series 1	Lifestyle Balanced Trust Series 1
Core Strategy Trust Series 0	Lifestyle Conservative Trust Series 0
Core Strategy Trust Series 1	Lifestyle Conservative Trust Series 1
Disciplined Diversification Trust Series 0	Lifestyle Growth Trust Series 0
Disciplined Diversification Trust Series 1	Lifestyle Growth Trust Series 1
Emerging Markets Value Trust Series 0	Lifestyle Moderate Trust Series 0
Emerging Markets Value Trust Series 1	Lifestyle Moderate Trust Series 1
Equity-Income Trust Series 0	Mid Cap Index Trust Series 0
Equity-Income Trust Series 1	Mid Cap Index Trust Series 1

Report of Independent Registered Public Accounting Firm

Mid Cap Stock Trust Series 0	Small Cap Opportunities Trust Series 1
Mid Cap Stock Trust Series 1	Small Cap Value Trust Series 0
Mid Value Trust Series 0	Small Cap Value Trust Series 1
Mid Value Trust Series 1	Small Company Value Trust Series 0
Money Market Trust B Series 0	Small Company Value Trust Series 1
Money Market Trust Series 1	Smaller Company Growth Trust Series 0
Natural Resources Trust Series 0	Smaller Company Growth Trust Series 1
Natural Resources Trust Series 1	Strategic Income Opportunities Trust Series 0
Optimized All Cap Trust Series 0	Strategic Income Opportunities Trust Series 1
Optimized All Cap Trust Series 1	Total Bond Market Trust B Series 0
Optimized Value Trust Series 0	Total Return Trust Series 0
Optimized Value Trust Series 1	Total Return Trust Series 1
Real Estate Securities Trust Series 0	Total Stock Market Index Trust Series 0
Real Estate Securities Trust Series 1	Total Stock Market Index Trust Series 1
Real Return Bond Trust Series 0	Ultra Short Term Bond Trust Series 0
Real Return Bond Trust Series 1	Ultra Short Term Bond Trust Series 1
Science & Technology Trust Series 0	Utilities Trust Series 0
Science & Technology Trust Series 1	Utilities Trust Series 1
Short Term Government Income Trust Series 0	Value Trust Series 0
Short Term Government Income Trust Series 1	Value Trust Series 1
Small Cap Growth Trust Series 0	All Asset Portfolio
Small Cap Growth Trust Series 1	Brandes International Equity Trust
Small Cap Index Trust Series 0	Business Opportunity Value Trust
Small Cap Index Trust Series 1	Frontier Capital Appreciation Trust
Small Cap Opportunities Trust Series 0	Large Cap Growth Trust

“Closed” sub-accounts

All Cap Growth Trust Series 0	Strategic Bond Trust Series 0
All Cap Growth Trust Series 1	Strategic Bond Trust Series 1
Overseas Equity Trust Series 0	U.S. Government Securities Trust Series 0
Pacific Rim Trust Series 0	U.S. Government Securities Trust Series 1
Pacific Rim Trust Series 1	U.S. High Yield Bond Trust Series 0
Short-Term Bond Trust Series 0	U.S. High Yield Bond Trust Series 1

Report of Independent Registered Public Accounting Firm

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”), comprised of the active sub-accounts as of December 31, 2010, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2010, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 31, 2011

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2010

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B Series 0 - 4,921,860 shares (cost $71,329,788)	$77,322,423
500 Index Trust Series 1 - 2,568,381 shares (cost $26,593,957)	28,277,874
Active Bond Trust Series 0 - 500,655 shares (cost $4,710,624)	4,861,357
Active Bond Trust Series 1 - 962,666 shares (cost $9,077,777)	9,347,485
All Cap Core Trust Series 0 - 61,879 shares (cost $892,370)	1,024,718
All Cap Core Trust Series 1 - 512,184 shares (cost $8,445,105)	8,476,649
All Cap Growth Trust Series 0	—
All Cap Growth Trust Series 1	—
All Cap Value Trust Series 0 - 440,961 shares (cost $2,943,896)	3,668,793
All Cap Value Trust Series 1 - 479,176 shares (cost $3,181,536)	4,001,119
Alpha Opportunities Trust Series 0 - 43,302 shares (cost $612,624)	664,682
Alpha Opportunities Trust Series 1 - 16,690 shares (cost $249,548)	256,185
American Asset Allocation Trust Series 1 - 2,849,833 shares (cost $25,204,467)	31,376,662
American Blue Chip Income and Growth Trust Series 1 - 993,671 shares (cost $10,831,500)	11,278,170
American Bond Trust Series 1 - 439,312 shares (cost $5,227,452)	5,306,891
American Fundamental Holdings Trust Series 1 - 172,725 shares (cost $1,669,786)	1,785,981
American Global Diversification Trust Series 1 - 468,615 shares (cost $4,563,966)	4,887,651
American Global Growth Trust Series 1 - 1,421 shares (cost $15,858)	15,989
American Global Small Capitalization Trust Series 1 - 5,603 shares (cost $55,330)	56,755
American Growth Trust Series 1 - 2,898,046 shares (cost $43,513,206)	45,296,462
American Growth-Income Trust Series 1 - 3,526,640 shares (cost $41,104,978)	52,511,665
American High-Income Bond Trust Series 1 - 677 shares (cost $7,840)	7,414
American International Trust Series 1 - 2,260,414 shares (cost $39,078,311)	36,912,554
American New World Trust Series 1 - 157,141 shares (cost $1,955,494)	2,160,691
Balanced Trust Series 0 - 39,104 shares (cost $583,606)	638,959
Balanced Trust Series 1 - 13,600 shares (cost $211,066)	222,218
Blue Chip Growth Trust Series 0 - 584,823 shares (cost $9,603,725)	11,825,120
Blue Chip Growth Trust Series 1 - 1,481,754 shares (cost $24,860,264)	30,005,516
Capital Appreciation Trust Series 0 - 878,071 shares (cost $7,261,740)	8,728,028
Capital Appreciation Trust Series 1 - 2,632,275 shares (cost $22,574,821)	26,164,810
Capital Appreciation Value Trust Series 0 - 199,969 shares (cost $2,225,622)	2,297,647
Capital Appreciation Value Trust Series 1 - 40,554 shares (cost $471,559)	466,373
Core Allocation Plus Trust Series 0 - 387,722 shares (cost $3,887,953)	4,222,288
Core Allocation Plus Trust Series 1 - 12,818 shares (cost $126,628)	139,586
Core Bond Trust Series 0 - 90,589 shares (cost $1,204,490)	1,235,635
Core Bond Trust Series 1 - 53,136 shares (cost $744,588)	726,899
Core Diversified Growth & Income Trust Series 1 - 115,865 shares (cost $1,339,438)	1,404,280
Core Strategy Trust Series 0 - 846,060 shares (cost $10,030,034)	10,719,577
Core Strategy Trust Series 1 - 4,124 shares (cost $49,121)	52,207
Disciplined Diversification Trust Series 0 - 939,917 shares (cost $9,916,522)	11,579,775
Disciplined Diversification Trust Series 1 - 17,093 shares (cost $196,924)	210,581
Emerging Markets Value Trust Series 0 - 577,353 shares (cost $8,109,320)	9,226,107
Emerging Markets Value Trust Series 1 - 595,611 shares (cost $7,237,106)	9,523,826
Equity-Income Trust Series 0 - 1,218,434 shares (cost $14,645,139)	16,850,942
Equity-Income Trust Series 1 - 2,683,269 shares (cost $38,614,155)	37,216,943

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2010

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Financial Services Trust Series 0 - 228,082 shares (cost $2,190,370)	$2,695,924
Financial Services Trust Series 1 - 233,302 shares (cost $2,205,135)	2,762,292
Franklin Templeton Founding Allocation Trust Series 0 - 599,751 shares (cost $5,487,396)	5,967,519
Franklin Templeton Founding Allocation Trust Series 1 - 36,813 shares (cost $289,786)	366,286
Fundamental Value Trust Series 0 - 573,226 shares (cost $6,861,084)	8,179,935
Fundamental Value Trust Series 1 - 2,316,330 shares (cost $24,340,585)	33,146,677
Global Bond Trust Series 0 - 1,112,756 shares (cost $14,146,693)	14,332,298
Global Bond Trust Series 1 - 600,503 shares (cost $7,881,297)	7,758,500
Global Trust Series 0 - 214,220 shares (cost $2,889,972)	3,099,757
Global Trust Series 1 - 560,759 shares (cost $8,711,014)	8,119,788
Health Sciences Trust Series 0 - 300,468 shares (cost $3,804,436)	4,687,298
Health Sciences Trust Series 1 - 294,706 shares (cost $3,842,837)	4,582,678
High Yield Trust Series 0 - 1,633,995 shares (cost $12,514,357)	9,607,893
High Yield Trust Series 1 - 2,435,404 shares (cost $17,718,356)	14,466,302
International Core Trust Series 0 - 560,041 shares (cost $5,470,537)	5,454,795
International Core Trust Series 1 - 1,748,122 shares (cost $21,487,545)	17,079,150
International Equity Index Trust A Series 0 - 421,871 shares (cost $5,157,585)	4,661,679
International Equity Index Trust A Series 1 - 1,437,992 shares (cost $17,988,886)	15,918,574
International Equity Index Trust B Series 0 - 916,036 shares (cost $13,642,814)	14,592,460
International Opportunities Trust Series 0 - 420,960 shares (cost $4,547,821)	5,295,682
International Opportunities Trust Series 1 - 310,890 shares (cost $3,576,723)	3,910,999
International Small Company Trust Series 0 - 510,043 shares (cost $4,646,419)	5,355,455
International Small Company Trust Series 1 - 758,024 shares (cost $6,843,759)	7,959,249
International Value Trust Series 0 - 953,721 shares (cost $10,847,223)	11,473,265
International Value Trust Series 1 - 1,578,964 shares (cost $24,069,527)	19,105,464
Investment Quality Bond Trust Series 0 - 452,273 shares (cost $5,041,005)	5,097,118
Investment Quality Bond Trust Series 1 - 1,428,712 shares (cost $16,225,850)	16,144,443
Large Cap Trust Series 0 - 210,088 shares (cost $2,297,770)	2,590,389
Large Cap Trust Series 1 - 1,187,655 shares (cost $17,434,759)	14,679,411
Large Cap Value Trust Series 0 - 750,173 shares (cost $11,869,350)	12,467,873
Large Cap Value Trust Series 1 - 446,097 shares (cost $6,823,944)	7,414,126
Lifestyle Aggressive Trust Series 0 - 8,737,197 shares (cost $62,808,882)	72,955,593
Lifestyle Aggressive Trust Series 1 - 2,177,052 shares (cost $19,224,562)	18,178,383
Lifestyle Balanced Trust Series 0 - 14,838,616 shares (cost $164,237,165)	174,502,129
Lifestyle Balanced Trust Series 1 - 5,843,731 shares (cost $71,582,481)	68,605,402
Lifestyle Conservative Trust Series 0 - 1,487,179 shares (cost $17,510,000)	18,723,583
Lifestyle Conservative Trust Series 1 - 578,354 shares (cost $6,705,139)	7,269,913
Lifestyle Growth Trust Series 0 - 24,405,348 shares (cost $271,751,029)	278,953,124
Lifestyle Growth Trust Series 1 - 8,270,300 shares (cost $102,139,554)	94,446,831
Lifestyle Moderate Trust Series 0 - 2,964,431 shares (cost $32,409,851)	35,632,464
Lifestyle Moderate Trust Series 1 - 1,274,005 shares (cost $14,537,535)	15,300,796
Mid Cap Index Trust Series 0 - 575,395 shares (cost $8,534,592)	10,201,755
Mid Cap Index Trust Series 1 - 759,369 shares (cost $11,774,274)	13,471,198

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2010

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Mid Cap Stock Trust Series 0 - 646,581 shares (cost $7,348,686)	$9,174,985
Mid Cap Stock Trust Series 1 - 1,409,581 shares (cost $19,906,099)	19,917,386
Mid Value Trust Series 0 - 837,997 shares (cost $7,186,854)	9,285,003
Mid Value Trust Series 1 - 1,037,431 shares (cost $8,069,245)	11,536,235
Money Market Trust B Series 0 - 85,041,010 shares (cost $85,041,010)	85,041,010
Money Market Trust Series 1 - 62,816,401 shares (cost $62,816,401)	62,816,401
Natural Resources Trust Series 0 - 1,540,080 shares (cost $14,557,693)	19,343,408
Natural Resources Trust Series 1 - 902,497 shares (cost $8,022,129)	11,524,890
Optimized All Cap Trust Series 0 - 564,814 shares (cost $6,829,384)	7,303,047
Optimized All Cap Trust Series 1 - 62,920 shares (cost $714,541)	811,038
Optimized Value Trust Series 0 - 27,772 shares (cost $239,079)	272,999
Optimized Value Trust Series 1 - 32,030 shares (cost $240,498)	315,178
Overseas Equity Trust Series 0	—
Pacific Rim Trust Series 0	—
Pacific Rim Trust Series 1	—
Real Estate Securities Trust Series 0 - 1,153,072 shares (cost $11,110,043)	13,029,715
Real Estate Securities Trust Series 1 - 2,320,013 shares (cost $33,697,203)	26,378,553
Real Return Bond Trust Series 0 - 541,204 shares (cost $6,526,406)	6,191,370
Real Return Bond Trust Series 1 - 385,524 shares (cost $4,806,971)	4,468,220
Science & Technology Trust Series 0 - 282,582 shares (cost $3,676,395)	4,795,416
Science & Technology Trust Series 1 - 1,063,916 shares (cost $12,988,750)	17,990,824
Short-Term Bond Trust Series 0	—
Short Term Government Income Trust Series 0 - 542,000 shares (cost $7,031,067)	7,002,646
Short Term Government Income Trust Series 1 - 783,554 shares (cost $10,106,390)	10,123,515
Small Cap Growth Trust Series 0 - 776,181 shares (cost $5,457,983)	7,878,235
Small Cap Growth Trust Series 1 - 167,008 shares (cost $1,503,283)	1,690,116
Small Cap Index Trust Series 0 - 516,992 shares (cost $5,905,417)	7,243,059
Small Cap Index Trust Series 1 - 572,919 shares (cost $7,606,148)	8,026,598
Small Cap Opportunities Trust Series 0 - 155,692 shares (cost $2,386,954)	3,031,332
Small Cap Opportunities Trust Series 1 - 397,762 shares (cost $6,057,330)	7,788,189
Small Cap Value Trust Series 0 - 511,336 shares (cost $7,331,953)	9,643,799
Small Cap Value Trust Series 1 - 138,803 shares (cost $2,408,611)	2,623,375
Small Company Value Trust Series 0 - 441,114 shares (cost $6,244,907)	7,512,171
Small Company Value Trust Series 1 - 896,882 shares (cost $13,210,689)	15,309,780
Smaller Company Growth Trust Series 0 - 145,801 shares (cost $2,026,015)	2,566,100
Smaller Company Growth Trust Series 1 - 1,791,474 shares (cost $24,458,824)	31,512,030
Strategic Bond Trust Series 0	—
Strategic Bond Trust Series 1	—
Strategic Income Opportunities Trust Series 0 - 676,137 shares (cost $9,380,897)	9,445,639
Strategic Income Opportunities Trust Series 1 - 865,627 shares (cost $12,565,975)	12,118,772
Total Bond Market Trust B Series 0 - 1,123,276 shares (cost $11,552,374)	11,401,249
Total Return Trust Series 0 - 2,118,147 shares (cost $29,930,600)	30,501,318
Total Return Trust Series 1 - 1,958,995 shares (cost $27,083,353)	28,307,475
Total Stock Market Index Trust Series 0 - 436,932 shares (cost $4,338,808)	5,116,476
Total Stock Market Index Trust Series 1 - 531,375 shares (cost $5,856,815)	6,222,405

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2010

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Ultra Short Term Bond Trust Series 0 - 289 shares (cost $3,592)	$3,572
Ultra Short Term Bond Trust Series 1 - 2,435 shares (cost $30,366)	30,098
U.S. Government Securities Trust Series 0	—
U.S. Government Securities Trust Series 1	—
U.S. High Yield Bond Trust Series 0	—
U.S. High Yield Bond Trust Series 1	—
Utilities Trust Series 0 - 612,716 shares (cost $6,164,597)	7,107,505
Utilities Trust Series 1 - 361,199 shares (cost $3,784,789)	4,197,133
Value Trust Series 0 - 244,002 shares (cost $3,346,008)	4,047,988
Value Trust Series 1 - 892,295 shares (cost $16,201,139)	14,821,012

Sub-accounts invested in Outside Trust portfolios:
All Asset Portfolio - 986,445 shares (cost $10,492,705)	$10,910,087
Brandes International Equity Trust - 316,727 shares (cost $3,612,831)	3,712,040
Business Opportunity Value Trust - 311,626 shares (cost $2,841,009)	3,209,747
Frontier Capital Appreciation Trust - 130,106 shares (cost $2,699,947)	3,374,937
Large Cap Growth Trust - 157,716 shares (cost $2,098,455)	2,559,723

Total assets	$2,199,403,736

Contract Owners’ Equity
Variable universal life insurance contracts	$2,199,403,736

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B Series 0		500 Index Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$1,258,475	$1,240,889	$375,529	$412,843

Net investment income (loss)	1,258,475	1,240,889	375,529	412,843

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(1,034,649)	(2,877,884)	(87,358)	(1,339,916)

Realized gains (losses)	(1,034,649)	(2,877,884)	(87,358)	(1,339,916)
Unrealized appreciation (depreciation) during the period	9,627,155	14,447,304	3,387,938	6,726,713

Net increase (decrease) in assets from operations	9,850,981	12,810,309	3,676,109	5,799,640

Changes from principal transactions:
Transfer of net premiums	7,481,798	6,880,187	1,263,846	2,107,273
Transfer on terminations	(8,934,104)	(7,914,555)	(3,164,978)	(3,949,912)
Transfer on policy loans	(322,489)	(140,361)	(309,579)	(97,304)
Net interfund transfers	2,291,200	9,624,866	(531,737)	(557,397)

Net increase (decrease) in assets from principal transactions	516,405	8,450,137	(2,742,448)	(2,497,340)

Total increase (decrease) in assets	10,367,386	21,260,446	933,661	3,302,300

Assets, beginning of period	66,955,037	45,694,591	27,344,213	24,041,913

Assets, end of period	$77,322,423	$66,955,037	$28,277,874	$27,344,213

(bd)	Fund is one Series. Previously presented as Series 0 and Series 1.

See accompanying notes.

Sub-Account
Active Bond Trust Series 0		Active Bond Trust Series 1		All Asset Portfolio
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (bd)	Year Ended Dec. 31/09

$338,914	$183,094	$685,612	$628,023	$587,027	$343,592

338,914	183,094	685,612	628,023	587,027	343,592

—	—	—	—	—	—
78,796	33,744	39,965	(140,138)	741	(84,910)

78,796	33,744	39,965	(140,138)	741	(84,910)
56,322	328,482	489,988	1,446,789	365,402	612,287

474,032	545,320	1,215,565	1,934,674	953,170	870,969

623,696	424,049	331,089	372,190	837,482	468,878
(436,972)	(209,273)	(1,256,652)	(1,140,832)	(546,159)	(443,132)
70,585	(148,688)	5,962	18,665	(17,292)	(46,507)
1,327,902	634,823	(223,387)	(202,034)	3,478,878	2,312,992

1,585,211	700,911	(1,142,988)	(952,011)	3,752,909	2,292,231

2,059,243	1,246,231	72,577	982,663	4,706,079	3,163,200

2,802,114	1,555,883	9,274,908	8,292,245	6,204,008	3,040,808

$4,861,357	$2,802,114	$9,347,485	$9,274,908	$10,910,087	$6,204,008

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Core Trust Series 0		All Cap Core Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$10,452	$9,470	$83,515	$119,292

Net investment income (loss)	10,452	9,470	83,515	119,292

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(37,800)	(47,003)	249,472	191,579

Realized gains (losses)	(37,800)	(47,003)	249,472	191,579
Unrealized appreciation (depreciation) during the period	140,154	178,667	663,886	1,606,661

Net increase (decrease) in assets from operations	112,806	141,134	996,873	1,917,532

Changes from principal transactions:
Transfer of net premiums	241,942	174,372	428,987	553,329
Transfer on terminations	(101,966)	(78,884)	(1,035,829)	(1,252,562)
Transfer on policy loans	(7,351)	(5,944)	(19,780)	46,357
Net interfund transfers	73,202	72,891	(276,204)	(175,400)

Net increase (decrease) in assets from principal transactions	205,827	162,435	(902,826)	(828,276)

Total increase (decrease) in assets	318,633	303,569	94,047	1,089,256

Assets, beginning of period	706,085	402,516	8,382,602	7,293,346

Assets, end of period	$1,024,718	$706,085	$8,476,649	$8,382,602

(b)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 3, 2010.

See accompanying notes.

Sub-Account
All Cap Growth Trust Series 0		All Cap Growth Trust Series 1		All Cap Value Trust Series 0
Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$1,595	$3,980	$14,356	$49,019	$14,504	$11,290

1,595	3,980	14,356	49,019	14,504	11,290

—	—	—	—	—	—
19,882	(52,786)	110,400	79,654	153,661	(278,402)

19,882	(52,786)	110,400	79,654	153,661	(278,402)
8,786	142,029	189,035	1,230,468	396,702	745,478

30,263	93,223	313,791	1,359,141	564,867	478,366

47,831	125,520	158,426	609,865	564,510	463,323
(34,699)	(96,547)	(685,485)	(1,051,993)	(382,977)	(299,378)
(23)	(5,158)	(35,395)	2,814	(32,038)	(23,528)
(624,537)	121,982	(7,208,168)	(959,405)	709,596	554,093

(611,428)	145,797	(7,770,622)	(1,398,719)	859,091	694,510

(581,165)	239,020	(7,456,831)	(39,578)	1,423,958	1,172,876

581,165	342,145	7,456,831	7,496,409	2,244,835	1,071,959

—	$581,165	—	$7,456,831	$3,668,793	$2,244,835

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust Series 1		Alpha Opportunities Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Income:
Dividend income distribution	$13,418	$16,804	$2,297	$53

Net investment income (loss)	13,418	16,804	2,297	53

Realized gains (losses) on investments:
Capital gain distributions	—	—	44,534	—
Net realized gains (losses)	(252,809)	(1,325,265)	(3,391)	190

Realized gains (losses)	(252,809)	(1,325,265)	41,143	190
Unrealized appreciation (depreciation) during the period	829,926	2,096,157	51,308	750

Net increase (decrease) in assets from operations	590,535	787,696	94,748	993

Changes from principal transactions:
Transfer of net premiums	200,461	320,606	61,799	769
Transfer on terminations	(353,746)	(485,655)	(21,490)	(475)
Transfer on policy loans	(909)	(32,258)	—	—
Net interfund transfers	(11,255)	166,936	475,549	52,789

Net increase (decrease) in assets from principal transactions	(165,449)	(30,371)	515,858	53,083

Total increase (decrease) in assets	425,086	757,325	610,606	54,076

Assets, beginning of period	3,576,033	2,818,708	54,076	—

Assets, end of period	$4,001,119	$3,576,033	$664,682	$54,076

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

See accompanying notes.

Sub-Account
Alpha Opportunities Trust Series 1		American Asset Allocation Trust Series 1		American Blue Chip Income and Growth Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$828	$156	$473,141	$488,093	$140,680	$118,121

828	156	473,141	488,093	140,680	118,121

22,019	—	10,460	61,686	—	494,420
396	8	622,655	49,610	(978,664)	(1,471,031)

22,415	8	633,115	111,296	(978,664)	(976,611)
2,640	3,998	2,226,870	4,196,228	1,995,609	2,705,937

25,883	4,162	3,333,126	4,795,617	1,157,625	1,847,447

43,275	153	3,276,187	1,886,611	1,488,850	1,300,318
(5,712)	(432)	(3,353,264)	(3,076,295)	(730,635)	(972,946)
—	—	26,940	111,160	(235,916)	(58,597)
111,355	77,501	740,102	21,747,860	1,186,300	(181,616)

148,918	77,222	689,965	20,669,336	1,708,599	87,159

174,801	81,384	4,023,091	25,464,953	2,866,224	1,934,606

81,384	—	27,353,571	1,888,618	8,411,946	6,477,340

$256,185	$81,384	$31,376,662	$27,353,571	$11,278,170	$8,411,946

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Bond Trust Series 1		American Fundamental Holdings Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/10	Dec. 31/09 (d)
Income:
Dividend income distribution	$138,900	$130,519	$26,200	$4,083

Net investment income (loss)	138,900	130,519	26,200	4,083

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(84,345)	(285,935)	4,567	3,231

Realized gains (losses)	(84,345)	(285,935)	4,567	3,231
Unrealized appreciation (depreciation) during the period	254,443	725,283	111,247	4,948

Net increase (decrease) in assets from operations	308,998	569,867	142,014	12,262

Changes from principal transactions:
Transfer of net premiums	586,684	579,732	262,967	30,131
Transfer on terminations	(790,212)	(564,856)	(84,207)	(6,337)
Transfer on policy loans	12,274	(29,339)	(3,255)	—
Net interfund transfers	54,833	(132,030)	1,094,430	337,976

Net increase (decrease) in assets from principal transactions	(136,421)	(146,493)	1,269,935	361,770

Total increase (decrease) in assets	172,577	423,374	1,411,949	374,032

Assets, beginning of period	5,134,314	4,710,940	374,032	—

Assets, end of period	$5,306,891	$5,134,314	$1,785,981	$374,032

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
(ba)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

See accompanying notes.

Sub-Account
American Global Diversification Trust Series 1		American Global Growth Trust Series 1	American Global Small Capitalization Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)	Year Ended Dec. 31/10 (ba)	Year Ended Dec. 31/10 (ba)

$90,447	$10,246	$149	$636

90,447	10,246	149	636

—	—	—	—
75,424	112,847	1	14

75,424	112,847	1	14
292,158	31,526	131	1,425

458,029	154,619	281	2,075

514,165	16,772	—	7
(239,487)	(46,572)	(23)	(557)
(2,975)	—	—	—
3,491,302	541,798	15,731	55,230

3,763,005	511,998	15,708	54,680

4,221,034	666,617	15,989	56,755

666,617	—	—	—

$4,887,651	$666,617	$15,989	$56,755

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Growth Trust Series 1		American Growth-Income Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$138,662	$81,152	$550,629	$535,529

Net investment income (loss)	138,662	81,152	550,629	535,529

Realized gains (losses) on investments:
Capital gain distributions	—	5,136,010	—	1,243,813
Net realized gains (losses)	(2,483,227)	(13,064,652)	(2,069,035)	(1,976,335)

Realized gains (losses)	(2,483,227)	(7,928,642)	(2,069,035)	(732,522)
Unrealized appreciation (depreciation) during the period	9,279,598	17,497,789	6,764,463	11,566,317

Net increase (decrease) in assets from operations	6,935,033	9,650,299	5,246,057	11,369,324

Changes from principal transactions:
Transfer of net premiums	3,977,518	4,459,385	4,649,107	4,348,195
Transfer on terminations	(3,770,783)	(4,733,689)	(6,993,455)	(4,441,614)
Transfer on policy loans	(240,274)	(179,651)	(288,340)	(98,587)
Net interfund transfers	906,714	(5,526,094)	(694,229)	26,669,181

Net increase (decrease) in assets from principal transactions	873,175	(5,980,049)	(3,326,917)	26,477,175

Total increase (decrease) in assets	7,808,208	3,670,250	1,919,140	37,846,499

Assets, beginning of period	37,488,254	33,818,004	50,592,525	12,746,026

Assets, end of period	$45,296,462	$37,488,254	$52,511,665	$50,592,525

(ba)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.
(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

See accompanying notes.

Sub-Account
American High-Income Bond Trust Series 1	American International Trust Series 1		American New World Trust Series 1
Year Ended Dec. 31/10 (ba)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)

$491	$573,701	$307,758	$23,035	$4,905

491	573,701	307,758	23,035	4,905

—	—	5,205,550	—	—
—	(3,045,873)	(3,522,704)	102,553	76,471

—	(3,045,873)	1,682,846	102,553	76,471
(425)	4,922,870	7,306,992	190,278	14,919

66	2,450,698	9,297,596	315,866	96,295

1	3,326,509	3,106,145	147,196	19,193
(8)	(2,952,122)	(3,215,582)	(101,037)	(51,909)
—	(489,411)	(216,584)	(1,179)	(989)
7,355	2,630,797	974,865	1,293,172	444,083

7,348	2,515,773	648,844	1,338,152	410,378

7,414	4,966,471	9,946,440	1,654,018	506,673

—	31,946,083	21,999,643	506,673	—

$7,414	$36,912,554	$31,946,083	$2,160,691	$506,673

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Balanced Trust Series 0		Balanced Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)	Year Ended Dec. 31/10 (a)
Income:
Dividend income distribution	$5,125	$1,394	$1,679

Net investment income (loss)	5,125	1,394	1,679

Realized gains (losses) on investments:
Capital gain distributions	6,329	2,301	3,011
Net realized gains (losses)	2,610	1,778	(106)

Realized gains (losses)	8,939	4,079	2,905
Unrealized appreciation (depreciation) during the period	48,397	6,955	11,152

Net increase (decrease) in assets from operations	62,461	12,428	15,736

Changes from principal transactions:
Transfer of net premiums	75,491	4,753	7,351
Transfer on terminations	(32,954)	(5,175)	(27,027)
Transfer on policy loans	—	—	—
Net interfund transfers	380,648	141,307	226,158

Net increase (decrease) in assets from principal transactions	423,185	140,885	206,482

Total increase (decrease) in assets	485,646	153,313	222,218

Assets, beginning of period	153,313	—	—

Assets, end of period	$638,959	$153,313	$222,218

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
(a)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Blue Chip Growth Trust Series 0		Blue Chip Growth Trust Series 1		Brandes International Equity Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$8,590	$10,258	$23,513	$39,798	$117,153	$47,539

8,590	10,258	23,513	39,798	117,153	47,539

—	—	—	—	—	—
(26,416)	(488,410)	1,414,966	445,068	(115,393)	(146,668)

(26,416)	(488,410)	1,414,966	445,068	(115,393)	(146,668)
1,558,152	2,554,080	2,768,947	9,216,755	187,296	384,652

1,540,326	2,075,928	4,207,426	9,701,621	189,056	285,523

1,942,498	1,482,181	1,670,079	1,913,499	560,272	323,249
(1,078,077)	(624,007)	(4,553,440)	(4,653,727)	(252,126)	(210,462)
(140,177)	(70,531)	(354,956)	(24,812)	(3,766)	1,244
1,614,690	1,562,456	(497,007)	(521,721)	1,014,349	991,635

2,338,934	2,350,099	(3,735,324)	(3,286,761)	1,318,729	1,105,666

3,879,260	4,426,027	472,102	6,414,860	1,507,785	1,391,189

7,945,860	3,519,833	29,533,414	23,118,554	2,204,255	813,066

$11,825,120	$7,945,860	$30,005,516	$29,533,414	$3,712,040	$2,204,255

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Business Opportunity Value Trust		Capital Appreciation Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$16,887	$9,368	$14,689	$12,707

Net investment income (loss)	16,887	9,368	14,689	12,707

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(52,399)	(36,445)	108,609	(69,489)

Realized gains (losses)	(52,399)	(36,445)	108,609	(69,489)
Unrealized appreciation (depreciation) during the period	316,685	328,530	769,770	1,240,947

Net increase (decrease) in assets from operations	281,173	301,453	893,068	1,184,165

Changes from principal transactions:
Transfer of net premiums	387,319	253,002	1,166,902	768,816
Transfer on terminations	(219,173)	(147,786)	(611,350)	(275,081)
Transfer on policy loans	(4,102)	2,456	(10,677)	(45,715)
Net interfund transfers	753,750	879,771	1,696,178	2,420,749

Net increase (decrease) in assets from principal transactions	917,794	987,443	2,241,053	2,868,769

Total increase (decrease) in assets	1,198,967	1,288,896	3,134,121	4,052,934

Assets, beginning of period	2,010,780	721,884	5,593,907	1,540,973

Assets, end of period	$3,209,747	$2,010,780	$8,728,028	$5,593,907

See accompanying notes.

Sub-Account
Capital Appreciation Trust Series 1		Capital Appreciation Value Trust Series 0		Capital Appreciation Value Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$32,570	$41,554	$33,380	$19,879	$6,546	$2,262

32,570	41,554	33,380	19,879	6,546	2,262

—	—	234,319	4,775	49,383	562
(79,769)	(970,442)	45,980	(10,773)	6,533	(489)

(79,769)	(970,442)	280,299	(5,998)	55,916	73
2,454,413	6,608,420	(76,744)	172,332	(14,230)	10,612

2,407,214	5,679,532	236,935	186,213	48,232	12,947

1,567,465	1,296,800	373,946	99,449	11,193	1,685
(2,511,821)	(3,556,054)	(149,366)	(59,233)	(16,399)	(5,636)
(331,935)	110,956	22,458	(23,675)	—	—
6,816,719	1,686,176	771,152	458,636	298,026	95,648

5,540,428	(462,122)	1,018,190	475,177	292,820	91,697

7,947,642	5,217,410	1,255,125	661,390	341,052	104,644

18,217,168	12,999,758	1,042,522	381,132	125,321	20,677

$26,164,810	$18,217,168	$2,297,647	$1,042,522	$466,373	$125,321

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Classic Value Trust Series 0	Classic Value Trust Series 1
	Year Ended	Year Ended
	Dec. 31/09 (ah)	Dec. 31/09 (ah)
Income:
Dividend income distribution	$16,587	$15,581

Net investment income (loss)	16,587	15,581

Realized gains (losses) on investments:
Capital gain distributions	—	—
Net realized gains (losses)	(1,142,690)	(1,667,917)

Realized gains (losses)	(1,142,690)	(1,667,917)
Unrealized appreciation (depreciation) during the period	1,103,244	1,605,084

Net increase (decrease) in assets from operations	(22,859)	(47,252)

Changes from principal transactions:
Transfer of net premiums	139,549	103,313
Transfer on terminations	(53,428)	(31,134)
Transfer on policy loans	4,444	3,628
Net interfund transfers	(1,530,009)	(1,532,161)

Net increase (decrease) in assets from principal transactions	(1,439,444)	(1,456,354)

Total increase (decrease) in assets	(1,462,303)	(1,503,606)

Assets, beginning of period	1,462,303	1,503,606

Assets, end of period	—	—

(ah)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.

See accompanying notes.

Sub-Account
Core Allocation Plus Trust Series 0		Core Allocation Plus Trust Series 1		Core Bond Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$46,542	$27,929	$1,485	$1,749	$36,390	$33,694

46,542	27,929	1,485	1,749	36,390	33,694

44,766	61,653	1,984	3,977	14,327	—
38,701	23,084	1,184	(5,426)	71,811	17,625

83,467	84,737	3,168	(1,449)	86,138	17,625
214,870	117,544	7,550	11,410	(8,940)	48,062

344,879	230,210	12,203	11,710	113,588	99,381

1,258,530	203,259	2,752	5,242	206,651	191,712
(196,073)	(84,887)	(10,007)	(2,077)	(185,672)	(122,123)
(198)	(28,063)	—	—	38,387	(785)
914,332	1,412,768	14,202	87,572	(427,501)	782,065

1,976,591	1,503,077	6,947	90,737	(368,135)	850,869

2,321,470	1,733,287	19,150	102,447	(254,547)	950,250

1,900,818	167,531	120,436	17,989	1,490,182	539,932

$4,222,288	$1,900,818	$139,586	$120,436	$1,235,635	$1,490,182

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Bond Trust Series 1		Core Diversified Growth & Income Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (at)
Income:
Dividend income distribution	$20,259	$36,328	$20,742	$2,964

Net investment income (loss)	20,259	36,328	20,742	2,964

Realized gains (losses) on investments:
Capital gain distributions	6,987	—	3,425	—
Net realized gains (losses)	95,720	71,996	2,397	1,031

Realized gains (losses)	102,707	71,996	5,822	1,031
Unrealized appreciation (depreciation) during the period	(60,324)	46,411	65,298	(456)

Net increase (decrease) in assets from operations	62,642	154,735	91,862	3,539

Changes from principal transactions:
Transfer of net premiums	63,897	114,794	128,376	17,657
Transfer on terminations	(282,204)	(2,575,542)	(90,601)	(5,630)
Transfer on policy loans	(36,717)	(4,150)	—	—
Net interfund transfers	(81,672)	2,327,238	1,064,480	194,597

Net increase (decrease) in assets from principal transactions	(336,696)	(137,660)	1,102,255	206,624

Total increase (decrease) in assets	(274,054)	17,075	1,194,117	210,163

Assets, beginning of period	1,000,953	983,878	210,163	—

Assets, end of period	$726,899	$1,000,953	$1,404,280	$210,163

(at)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009. Renamed on November 16, 2009. Previously known as American Diversified Growth & Income Trust.
(ai)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.
(au)	Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.

See accompanying notes.

Sub-Account
Core Equity Trust Series 0	Core Equity Trust Series 1	Core Strategy Trust Series 0
Year Ended Dec. 31/09 (ai)	Year Ended Dec. 31/09 (ai)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)

$9,112	$8,911	$235,087	$43,990

9,112	8,911	235,087	43,990

—	—	—	3,840
(424,803)	(1,100,803)	127,236	36,343

(424,803)	(1,100,803)	127,236	40,183
415,456	1,091,669	561,403	167,125

(235)	(223)	923,726	251,298

57,935	25,526	1,654,827	562,766
(23,543)	(37,200)	(848,432)	(171,646)
362	(13,389)	(8,045)	(159)
(592,683)	(788,435)	6,548,915	1,492,032

(557,929)	(813,498)	7,347,265	1,882,993

(558,164)	(813,721)	8,270,991	2,134,291

558,164	813,721	2,448,586	314,295

—	—	$10,719,577	$2,448,586

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Strategy Trust Series 1		CSI Equity Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/09 (as)
Income:
Dividend income distribution	$1,129	$1,375	—

Net investment income (loss)	1,129	1,375	—

Realized gains (losses) on investments:
Capital gain distributions	—	709	—
Net realized gains (losses)	8,550	22,350	(286,630)

Realized gains (losses)	8,550	23,059	(286,630)
Unrealized appreciation (depreciation) during the period	(2,932)	7,224	884,053

Net increase (decrease) in assets from operations	6,747	31,658	597,423

Changes from principal transactions:
Transfer of net premiums	1,458	35,397	1,842,785
Transfer on terminations	(5,853)	(9,865)	(181,212)
Transfer on policy loans	—	—	—
Net interfund transfers	(25,782)	13,101	(4,388,019)

Net increase (decrease) in assets from principal transactions	(30,177)	38,633	(2,726,446)

Total increase (decrease) in assets	(23,430)	70,291	(2,129,023)

Assets, beginning of period	75,637	5,346	2,129,023

Assets, end of period	$52,207	$75,637	—

(au)	Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.
(as)	Terminated as an investment option and funds transferred to Money Market Trust B on December 29, 2009.

See accompanying notes.

Sub-Account
Disciplined Diversification Trust Series 0		Disciplined Diversification Trust Series 1		Emerging Markets Value Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$176,708	$121,582	$3,160	$1,576	$87,504	$1,790

176,708	121,582	3,160	1,576	87,504	1,790

—	41,642	—	552	107,934	1,071
269,148	30,091	9,989	726	254,706	(124,238)

269,148	71,733	9,989	1,278	362,640	(123,167)
749,540	867,901	4,292	10,609	736,370	816,828

1,195,396	1,061,216	17,441	13,463	1,186,514	695,451

1,804,868	967,280	10,395	3,492	625,095	267,852
(718,644)	(280,796)	(8,559)	(4,207)	(491,731)	(131,486)
14,474	(32,469)	—	—	(14,917)	(20,818)
2,956,233	2,851,165	108,658	64,566	5,519,045	1,083,403

4,056,931	3,505,180	110,494	63,851	5,637,492	1,198,951

5,252,327	4,566,396	127,935	77,314	6,824,006	1,894,402

6,327,448	1,761,052	82,646	5,332	2,402,101	507,699

$11,579,775	$6,327,448	$210,581	$82,646	$9,226,107	$2,402,101

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Markets Value Trust Series 1		Emerging Small Company Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (aj)
Income:
Dividend income distribution	$98,365	$4,180	—

Net investment income (loss)	98,365	4,180	—

Realized gains (losses) on investments:
Capital gain distributions	148,931	5,652	—
Net realized gains (losses)	1,013,896	(177,177)	(336,522)

Realized gains (losses)	1,162,827	(171,525)	(336,522)
Unrealized appreciation (depreciation) during the period	168,194	3,351,793	716,701

Net increase (decrease) in assets from operations	1,429,386	3,184,448	380,179

Changes from principal transactions:
Transfer of net premiums	333,490	381,751	204,164
Transfer on terminations	(527,513)	(120,398)	(149,122)
Transfer on policy loans	(222,564)	(13,229)	(1,026)
Net interfund transfers	1,179,755	1,111,487	(1,529,441)

Net increase (decrease) in assets from principal transactions	763,168	1,359,611	(1,475,425)

Total increase (decrease) in assets	2,192,554	4,544,059	(1,095,246)

Assets, beginning of period	7,331,272	2,787,213	1,095,246

Assets, end of period	$9,523,826	$7,331,272	—

(aj)	Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.

See accompanying notes.

Sub-Account
Emerging Small Company Trust Series 1	Equity-Income Trust Series 0		Equity-Income Trust Series 1
Year Ended Dec. 31/09 (aj)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

—	$298,361	$202,600	$660,272	$675,597

—	298,361	202,600	660,272	675,597

—	—	—	—	—
(16,772,214)	(488,200)	(1,237,613)	(1,483,426)	(3,776,761)

(16,772,214)	(488,200)	(1,237,613)	(1,483,426)	(3,776,761)
22,973,701	2,249,921	3,382,292	5,827,260	11,027,013

6,201,487	2,060,082	2,347,279	5,004,106	7,925,849

1,662,440	1,778,888	1,526,161	1,745,003	1,925,599
(3,456,445)	(1,131,400)	(855,612)	(5,145,161)	(6,786,359)
376,947	(27,213)	(61,033)	(270,643)	179,600
(28,618,567)	2,684,083	2,554,699	859,308	(1,579,474)

(30,035,625)	3,304,358	3,164,215	(2,811,493)	(6,260,634)

(23,834,138)	5,364,440	5,511,494	2,192,613	1,665,215

23,834,138	11,486,502	5,975,008	35,024,330	33,359,115

—	$16,850,942	$11,486,502	$37,216,943	$35,024,330

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Financial Services Trust Series 0		Financial Services Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$9,127	$12,599	$8,390	$13,265

Net investment income (loss)	9,127	12,599	8,390	13,265

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(20,193)	(430,863)	(103,151)	(1,146,419)

Realized gains (losses)	(20,193)	(430,863)	(103,151)	(1,146,419)
Unrealized appreciation (depreciation) during the period	297,450	959,394	415,320	1,750,148

Net increase (decrease) in assets from operations	286,384	541,130	320,559	616,994

Changes from principal transactions:
Transfer of net premiums	365,259	311,029	161,513	155,261
Transfer on terminations	(257,880)	(176,799)	(291,926)	(238,893)
Transfer on policy loans	(28,718)	(51,478)	(11,197)	(35,643)
Net interfund transfers	367,110	(29,034)	405,369	(368,078)

Net increase (decrease) in assets from principal transactions	445,771	53,718	263,759	(487,353)

Total increase (decrease) in assets	732,155	594,848	584,318	129,641

Assets, beginning of period	1,963,769	1,368,921	2,177,974	2,048,333

Assets, end of period	$2,695,924	$1,963,769	$2,762,292	$2,177,974

See accompanying notes.

Sub-Account
Franklin Templeton Founding Allocation Trust Series 0		Franklin Templeton Founding Allocation Trust Series 1		Frontier Capital Appreciation Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$215,300	$107,190	$13,291	$11,958	$4,554	$544

215,300	107,190	13,291	11,958	4,554	544

—	—	—	—	—	—
142,350	6,378	10,486	(13,651)	11,944	(38,508)

142,350	6,378	10,486	(13,651)	11,944	(38,508)
118,826	448,789	9,218	92,619	619,791	351,745

476,476	562,357	32,995	90,926	636,289	313,781

1,174,512	567,880	5,222	821	450,552	183,547
(581,120)	(297,809)	(11,400)	(46,226)	(204,993)	(92,868)
(10,432)	796	—	—	(1,979)	—
1,937,113	1,317,689	6,247	151,589	901,303	720,005

2,520,073	1,588,556	69	106,184	1,144,883	810,684

2,996,549	2,150,913	33,064	197,110	1,781,172	1,124,465

2,970,970	820,057	333,222	136,112	1,593,765	469,300

$5,967,519	$2,970,970	$366,286	$333,222	$3,374,937	$1,593,765

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Fundamental Value Trust Series 0		Fundamental Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$90,740	$57,534	$350,758	$278,399

Net investment income (loss)	90,740	57,534	350,758	278,399

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(217,565)	(539,134)	(588,314)	(1,813,593)

Realized gains (losses)	(217,565)	(539,134)	(588,314)	(1,813,593)
Unrealized appreciation (depreciation) during the period	1,072,645	2,189,851	4,162,403	10,135,676

Net increase (decrease) in assets from operations	945,820	1,708,251	3,924,847	8,600,482

Changes from principal transactions:
Transfer of net premiums	983,610	942,285	2,215,485	2,415,671
Transfer on terminations	(525,028)	(451,083)	(5,577,099)	(5,016,168)
Transfer on policy loans	(139,083)	(17,770)	(111,014)	63,229
Net interfund transfers	(29,594)	582,312	(1,227,228)	(1,493,446)

Net increase (decrease) in assets from principal transactions	289,905	1,055,744	(4,699,856)	(4,030,714)

Total increase (decrease) in assets	1,235,725	2,763,995	(775,009)	4,569,768

Assets, beginning of period	6,944,210	4,180,215	33,921,686	29,351,918

Assets, end of period	$8,179,935	$6,944,210	$33,146,677	$33,921,686

(ak)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 16, 2009.

See accompanying notes.

Sub-Account
Global Allocation Trust Series 0	Global Allocation Trust Series 1	Global Bond Trust Series 0
Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$329	$222	$472,831	$829,434

329	222	472,831	829,434

—	—	—	858,191
(355,205)	(657,824)	(258,563)	(328,855)

(355,205)	(657,824)	(258,563)	529,336
939,971	1,099,044	873,884	(405,254)

585,095	441,442	1,088,152	953,516

373,934	102,602	1,590,959	1,506,603
(240,618)	(152,723)	(1,181,517)	(715,942)
(30,329)	(457)	54,304	(95,218)
(2,531,354)	(2,053,590)	3,522,191	2,344,441

(2,428,367)	(2,104,168)	3,985,937	3,039,884

(1,843,272)	(1,662,726)	5,074,089	3,993,400

1,843,272	1,662,726	9,258,209	5,264,809

—	—	$14,332,298	$9,258,209

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Bond Trust Series 1		Global Real Estate Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (al)
Income:
Dividend income distribution	$274,865	$909,236	$183,944

Net investment income (loss)	274,865	909,236	183,944

Realized gains (losses) on investments:
Capital gain distributions	—	1,011,732	—
Net realized gains (losses)	(487,621)	(290,479)	(151,628)

Realized gains (losses)	(487,621)	721,253	(151,628)
Unrealized appreciation (depreciation) during the period	996,691	(621,105)	41,249

Net increase (decrease) in assets from operations	783,935	1,009,384	73,565

Changes from principal transactions:
Transfer of net premiums	418,806	447,377	69,455
Transfer on terminations	(1,441,089)	(1,013,992)	(17,038)
Transfer on policy loans	(48,839)	(125,996)	3,965
Net interfund transfers	97,796	85,313	(288,048)

Net increase (decrease) in assets from principal transactions	(973,326)	(607,298)	(231,666)

Total increase (decrease) in assets	(189,391)	402,086	(158,101)

Assets, beginning of period	7,947,891	7,545,805	158,101

Assets, end of period	$7,758,500	$7,947,891	—

(al)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.

See accompanying notes.

Sub-Account
Global Real Estate Trust Series 1	Global Trust Series 0		Global Trust Series 1
Year Ended Dec. 31/09 (al)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$85,698	$46,829	$36,155	$120,394	$125,173

85,698	46,829	36,155	120,394	125,173

—	—	—	—	—
(50,456)	(78,686)	(72,060)	95,807	(189,467)

(50,456)	(78,686)	(72,060)	95,807	(189,467)
15,577	239,902	661,379	335,069	2,109,339

50,819	208,045	625,474	551,270	2,045,045

21,786	321,135	336,852	344,773	480,330
(19,891)	(219,428)	(165,739)	(1,401,656)	(956,929)
—	(19,206)	(15,946)	(120,079)	(62,774)
(97,240)	270,178	346,181	58,234	(677,969)

(95,345)	352,679	501,348	(1,118,728)	(1,217,342)

(44,526)	560,724	1,126,822	(567,458)	827,703

44,526	2,539,033	1,412,211	8,687,246	7,859,543

—	$3,099,757	$2,539,033	$8,119,788	$8,687,246

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Health Sciences Trust Series 0		Health Sciences Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/10	Dec. 31/09
Income:
Dividend income distribution	—	—	—	—

Net investment income (loss)	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	36,481	—	49,907
Net realized gains (losses)	44,041	(316,190)	905,253	(1,521,794)

Realized gains (losses)	44,041	(279,709)	905,253	(1,471,887)
Unrealized appreciation (depreciation) during the period	579,712	1,027,128	(124,722)	2,448,066

Net increase (decrease) in assets from operations	623,753	747,419	780,531	976,179

Changes from principal transactions:
Transfer of net premiums	576,013	503,811	268,571	320,062
Transfer on terminations	(424,658)	(361,689)	(449,589)	(480,833)
Transfer on policy loans	(89,833)	(48,520)	(32,960)	(85,542)
Net interfund transfers	697,600	182,232	(2,096,765)	163,819

Net increase (decrease) in assets from principal transactions	759,122	275,834	(2,310,743)	(82,494)

Total increase (decrease) in assets	1,382,875	1,023,253	(1,530,212)	893,685

Assets, beginning of period	3,304,423	2,281,170	6,112,890	5,219,205

Assets, end of period	$4,687,298	$3,304,423	$4,582,678	$6,112,890

(am)	Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.

See accompanying notes.

Sub-Account
High Yield Trust Series 0		High Yield Trust Series 1		Income & Value Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (am)

$3,440,453	$509,944	$5,188,418	$1,136,469	$1,770

3,440,453	509,944	5,188,418	1,136,469	1,770

—	—	—	—	—
407,589	(48,603)	(840,631)	(1,471,398)	(231,877)

407,589	(48,603)	(840,631)	(1,471,398)	(231,877)
(3,194,040)	928,048	(2,973,453)	4,638,530	226,841

654,002	1,389,389	1,374,334	4,303,601	(3,266)

916,150	417,741	842,748	569,896	49,584
(688,973)	(352,577)	(1,785,157)	(1,615,479)	(24,169)
(88,094)	(27,344)	(769,891)	74,118	—
3,449,635	2,330,266	3,424,741	(849,201)	(440,500)

3,588,718	2,368,086	1,712,441	(1,820,666)	(415,085)

4,242,720	3,757,475	3,086,775	2,482,935	(418,351)

5,365,173	1,607,698	11,379,527	8,896,592	418,351

$9,607,893	$5,365,173	$14,466,302	$11,379,527	—

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Income & Value Trust Series 1	International Core Trust Series 0
	Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$60,769	$99,986	$83,146

Net investment income (loss)	60,769	99,986	83,146

Realized gains (losses) on investments:
Capital gain distributions	—	—	87,924
Net realized gains (losses)	(9,276,929)	(380,204)	(512,425)

Realized gains (losses)	(9,276,929)	(380,204)	(424,501)
Unrealized appreciation (depreciation) during the period	8,981,881	803,538	986,301

Net increase (decrease) in assets from operations	(234,279)	523,320	644,946

Changes from principal transactions:
Transfer of net premiums	649,209	690,521	892,448
Transfer on terminations	(1,155,983)	(423,733)	(381,319)
Transfer on policy loans	76,647	(79,178)	(5,717)
Net interfund transfers	(19,469,927)	461,549	183,623

Net increase (decrease) in assets from principal transactions	(19,900,054)	649,159	689,035

Total increase (decrease) in assets	(20,134,333)	1,172,479	1,333,981

Assets, beginning of period	20,134,333	4,282,316	2,948,335

Assets, end of period	—	$5,454,795	$4,282,316

(am)	Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.
(bb)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

See accompanying notes.

Sub-Account
International Core Trust Series 1		International Equity Index Trust A Series 0	International Equity Index Trust A Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (bb)	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$303,319	$382,808	$96,306	$317,576	$824,509

303,319	382,808	96,306	317,576	824,509

—	467,534	1,104,528	4,311,600	—
(169,872)	(368,904)	(244,045)	(2,902,648)	(835,395)

(169,872)	98,630	860,483	1,408,952	(835,395)
1,339,285	2,329,829	(495,905)	(255,218)	2,150,489

1,472,732	2,811,267	460,884	1,471,310	2,139,603

862,839	999,814	371,424	748,934	461,948
(2,303,401)	(2,595,575)	(234,246)	(1,662,461)	(1,356,128)
22,087	99,086	(12,652)	(44,839)	(106,607)
102,963	(721,058)	4,076,269	8,074,261	189,490

(1,315,512)	(2,217,733)	4,200,795	7,115,895	(811,297)

157,220	593,534	4,661,679	8,587,205	1,328,306

16,921,930	16,328,396	—	7,331,369	6,003,063

$17,079,150	$16,921,930	$4,661,679	$15,918,574	$7,331,369

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Equity Index Trust B Series 0		International Opportunities Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$335,983	$318,737	$71,850	$34,562

Net investment income (loss)	335,983	318,737	71,850	34,562

Realized gains (losses) on investments:
Capital gain distributions	—	111,891	—	—
Net realized gains (losses)	(410,413)	(815,204)	(275,881)	(572,226)

Realized gains (losses)	(410,413)	(703,313)	(275,881)	(572,226)
Unrealized appreciation (depreciation) during the period	1,515,545	2,732,405	879,328	1,406,357

Net increase (decrease) in assets from operations	1,441,115	2,347,829	675,297	868,693

Changes from principal transactions:
Transfer of net premiums	1,999,009	1,358,059	704,105	739,057
Transfer on terminations	(1,099,422)	(757,679)	(521,764)	(309,680)
Transfer on policy loans	(40,947)	(29,815)	110,276	(158,165)
Net interfund transfers	2,083,084	2,369,713	561,722	742,884

Net increase (decrease) in assets from principal transactions	2,941,724	2,940,278	854,339	1,014,096

Total increase (decrease) in assets	4,382,839	5,288,107	1,529,636	1,882,789

Assets, beginning of period	10,209,621	4,921,514	3,766,046	1,883,257

Assets, end of period	$14,592,460	$10,209,621	$5,295,682	$3,766,046

(an)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.

See accompanying notes.

Sub-Account
International Opportunities Trust Series 1		International Small Cap Trust Series 0	International Small Cap Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (an)	Year Ended Dec. 31/09 (an)

$48,314	$35,806	$72,269	$158,576

48,314	35,806	72,269	158,576

—	—	554,962	1,590,864
302,657	(896,360)	(1,332,015)	(6,602,504)

302,657	(896,360)	(777,053)	(5,011,640)
52,166	1,763,448	2,218,689	8,390,273

403,137	902,894	1,513,905	3,537,209

222,987	228,240	625,960	588,290
(175,834)	(542,896)	(288,638)	(726,590)
(308,435)	(10,069)	(38,824)	91,616
(303,322)	1,380,713	(3,874,809)	(9,569,064)

(564,604)	1,055,988	(3,576,311)	(9,615,748)

(161,467)	1,958,882	(2,062,406)	(6,078,539)

4,072,466	2,113,584	2,062,406	6,078,539

$3,910,999	$4,072,466	—	—

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Small Company Trust Series 0		International Small Company Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ag)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ag)
Income:
Dividend income distribution	$133,802	$35,050	$193,703	$73,616

Net investment income (loss)	133,802	35,050	193,703	73,616

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	70,702	(3,829)	(60,165)	(2,729)

Realized gains (losses)	70,702	(3,829)	(60,165)	(2,729)
Unrealized appreciation (depreciation) during the period	813,720	(104,683)	1,348,395	(232,905)

Net increase (decrease) in assets from operations	1,018,224	(73,462)	1,481,933	(162,018)

Changes from principal transactions:
Transfer of net premiums	874,608	76,915	489,210	56,006
Transfer on terminations	(481,719)	(48,552)	(1,846,553)	(145,480)
Transfer on policy loans	(22,345)	(1,977)	(15,790)	(4,728)
Net interfund transfers	(466,399)	4,480,162	(1,412,576)	9,519,245

Net increase (decrease) in assets from principal transactions	(95,855)	4,506,548	(2,785,709)	9,425,043

Total increase (decrease) in assets	922,369	4,433,086	(1,303,776)	9,263,025

Assets, beginning of period	4,433,086	—	9,263,025	—

Assets, end of period	$5,355,455	$4,433,086	$7,959,249	$9,263,025

(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

See accompanying notes.

Sub-Account
International Value Trust Series 0		International Value Trust Series 1		Investment Quality Bond Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$218,558	$122,048	$356,106	$390,386	$264,774	$176,166

218,558	122,048	356,106	390,386	264,774	176,166

—	209,599	—	892,560	—	—
(364,492)	(998,078)	(1,849,575)	(3,506,887)	83,080	(23,236)

(364,492)	(788,479)	(1,849,575)	(2,614,327)	83,080	(23,236)
1,052,288	2,192,207	2,795,125	7,979,725	(31,062)	240,132

906,354	1,525,776	1,301,656	5,755,784	316,792	393,062

1,412,321	984,799	895,422	1,229,786	857,965	648,666
(759,717)	(547,442)	(2,457,769)	(3,579,342)	(589,333)	(365,719)
(61,534)	(27,873)	(238,563)	(114,216)	167,424	(174,972)
3,510,850	483,413	(593,547)	(2,394,845)	450,593	1,363,386

4,101,920	892,897	(2,394,457)	(4,858,617)	886,649	1,471,361

5,008,274	2,418,673	(1,092,801)	897,167	1,203,441	1,864,423

6,464,991	4,046,318	20,198,265	19,301,098	3,893,677	2,029,254

$11,473,265	$6,464,991	$19,105,464	$20,198,265	$5,097,118	$3,893,677

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Investment Quality Bond Trust Series 1		Large Cap Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (av)
Income:
Dividend income distribution	$846,828	$841,215	$6,469	$6,074

Net investment income (loss)	846,828	841,215	6,469	6,074

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(251,286)	(341,587)	(28,028)	(76,186)

Realized gains (losses)	(251,286)	(341,587)	(28,028)	(76,186)
Unrealized appreciation (depreciation) during the period	636,082	1,504,265	428,270	376,788

Net increase (decrease) in assets from operations	1,231,624	2,003,893	406,711	306,676

Changes from principal transactions:
Transfer of net premiums	707,816	806,940	350,158	198,500
Transfer on terminations	(3,169,417)	(2,664,821)	(186,705)	(129,118)
Transfer on policy loans	(231,539)	(5,414)	(5,106)	1,885
Net interfund transfers	108,814	327,829	613,912	409,606

Net increase (decrease) in assets from principal transactions	(2,584,326)	(1,535,466)	772,259	480,873

Total increase (decrease) in assets	(1,352,702)	468,427	1,178,970	787,549

Assets, beginning of period	17,497,145	17,028,718	1,380,753	593,204

Assets, end of period	$16,144,443	$17,497,145	$2,559,723	$1,380,753

(av)	Fund renamed on November 16, 2009. Previously known as Turner Core Growth Trust.

See accompanying notes.

Sub-Account
Large Cap Trust Series 0		Large Cap Trust Series 1		Large Cap Value Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$25,365	$25,363	$147,285	$236,067	$148,533	$133,468

25,365	25,363	147,285	236,067	148,533	133,468

—	—	—	—	—	—
(39,103)	(169,685)	(799,845)	(1,966,344)	(347,519)	(742,827)

(39,103)	(169,685)	(799,845)	(1,966,344)	(347,519)	(742,827)
287,280	563,512	2,433,325	5,080,187	1,316,457	1,605,802

273,542	419,190	1,780,765	3,349,910	1,117,471	996,443

362,126	408,538	884,910	1,084,270	1,831,162	1,866,348
(321,119)	(158,354)	(2,039,392)	(2,606,276)	(1,025,647)	(728,775)
168,494	(194,043)	2,988	(6,573)	126,077	(201,396)
584,911	111,865	(41,001)	(42,129)	656,135	2,597,049

794,412	168,006	(1,192,495)	(1,570,708)	1,587,727	3,533,226

1,067,954	587,196	588,270	1,779,202	2,705,198	4,529,669

1,522,435	935,239	14,091,141	12,311,939	9,762,675	5,233,006

$2,590,389	$1,522,435	$14,679,411	$14,091,141	$12,467,873	$9,762,675

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Value Trust Series 1		Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$84,392	$116,913	$1,313,896	$502,527

Net investment income (loss)	84,392	116,913	1,313,896	502,527

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(1,137,488)	(1,961,871)	(1,834,206)	(5,244,290)

Realized gains (losses)	(1,137,488)	(1,961,871)	(1,834,206)	(5,244,290)
Unrealized appreciation (depreciation) during the period	1,709,876	2,793,712	10,512,522	17,242,933

Net increase (decrease) in assets from operations	656,780	948,754	9,992,212	12,501,170

Changes from principal transactions:
Transfer of net premiums	624,991	725,207	12,682,250	13,181,613
Transfer on terminations	(759,555)	(1,969,185)	(7,980,413)	(7,140,236)
Transfer on policy loans	(19,737)	(30,323)	(822,773)	(170,692)
Net interfund transfers	(477,954)	457,640	4,648,738	6,517,032

Net increase (decrease) in assets from principal transactions	(632,255)	(816,661)	8,527,802	12,387,717

Total increase (decrease) in assets	24,525	132,093	18,520,014	24,888,887

Assets, beginning of period	7,389,601	7,257,508	54,435,579	29,546,692

Assets, end of period	$7,414,126	$7,389,601	$72,955,593	$54,435,579

See accompanying notes.

Sub-Account
Lifestyle Aggressive Trust Series 1		Lifestyle Balanced Trust Series 0		Lifestyle Balanced Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$321,677	$158,687	$4,646,661	$4,804,153	$1,801,680	$2,496,503

321,677	158,687	4,646,661	4,804,153	1,801,680	2,496,503

—	—	—	66,614	—	46,440
(1,189,834)	(4,276,681)	(2,344,258)	(4,167,528)	(1,928,433)	(2,928,252)

(1,189,834)	(4,276,681)	(2,344,258)	(4,100,914)	(1,928,433)	(2,881,812)
3,508,405	9,289,518	14,405,946	24,678,541	7,421,109	15,714,439

2,640,248	5,171,524	16,708,349	25,381,780	7,294,356	15,329,130

1,329,486	1,894,885	24,901,012	20,487,224	3,676,828	4,127,746
(2,484,165)	(3,804,340)	(16,844,495)	(11,164,533)	(7,383,204)	(7,783,547)
112,974	(16,887)	(1,092,281)	(650,585)	(640,359)	(3,785)
(1,350,788)	(737,816)	27,022,175	22,843,109	1,001,432	(489,649)

(2,392,493)	(2,664,158)	33,986,411	31,515,215	(3,345,303)	(4,149,235)

247,755	2,507,366	50,694,760	56,896,995	3,949,053	11,179,895

17,930,628	15,423,262	123,807,369	66,910,374	64,656,349	53,476,454

$18,178,383	$17,930,628	$174,502,129	$123,807,369	$68,605,402	$64,656,349

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Conservative Trust Series 0		Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$497,658	$677,833	$190,575	$317,500

Net investment income (loss)	497,658	677,833	190,575	317,500

Realized gains (losses) on investments:
Capital gain distributions	—	21,458	—	18,864
Net realized gains (losses)	193,278	(276,919)	(71,496)	(776,705)

Realized gains (losses)	193,278	(255,461)	(71,496)	(757,841)
Unrealized appreciation (depreciation) during the period	746,004	1,548,381	497,851	1,844,991

Net increase (decrease) in assets from operations	1,436,940	1,970,753	616,930	1,404,650

Changes from principal transactions:
Transfer of net premiums	1,579,254	1,333,167	459,077	379,961
Transfer on terminations	(2,865,201)	(942,554)	(1,239,235)	(3,192,891)
Transfer on policy loans	(70,153)	(99,707)	(132,064)	(5,124)
Net interfund transfers	5,197,311	5,288,205	1,237,760	175,251

Net increase (decrease) in assets from principal transactions	3,841,211	5,579,111	325,538	(2,642,803)

Total increase (decrease) in assets	5,278,151	7,549,864	942,468	(1,238,153)

Assets, beginning of period	13,445,432	5,895,568	6,327,445	7,565,598

Assets, end of period	$18,723,583	$13,445,432	$7,269,913	$6,327,445

See accompanying notes.

Sub-Account
Lifestyle Growth Trust Series 0		Lifestyle Growth Trust Series 1		Lifestyle Moderate Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$6,450,849	$6,247,231	$2,145,620	$2,606,137	$927,054	$1,049,940

6,450,849	6,247,231	2,145,620	2,606,137	927,054	1,049,940

—	—	—	—	—	—
(5,226,159)	(6,464,834)	(2,419,531)	(2,539,176)	(162,971)	(354,110)

(5,226,159)	(6,464,834)	(2,419,531)	(2,539,176)	(162,971)	(354,110)
29,619,979	49,095,452	11,413,755	22,661,104	2,493,236	3,825,616

30,844,669	48,877,849	11,139,844	22,728,065	3,257,319	4,521,446

46,008,742	41,532,648	7,359,216	8,330,909	4,658,825	3,293,994
(28,614,847)	(22,256,369)	(10,198,500)	(9,387,267)	(3,536,836)	(1,924,656)
(2,495,645)	(1,398,806)	(379,067)	(386,369)	(228,853)	(410,229)
21,623,137	15,520,551	(2,755,590)	(2,875,396)	7,011,501	7,090,223

36,521,387	33,398,024	(5,973,941)	(4,318,123)	7,904,637	8,049,332

67,366,056	82,275,873	5,165,903	18,409,942	11,161,956	12,570,778

211,587,068	129,311,195	89,280,928	70,870,986	24,470,508	11,899,730

$278,953,124	$211,587,068	$94,446,831	$89,280,928	$35,632,464	$24,470,508

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Moderate Trust Series 1		Mid Cap Index Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/10	Dec. 31/09
Income:
Dividend income distribution	$392,217	$629,285	$96,464	$53,005

Net investment income (loss)	392,217	629,285	96,464	53,005

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	59,240
Net realized gains (losses)	(242,213)	(691,828)	(131,085)	(379,109)

Realized gains (losses)	(242,213)	(691,828)	(131,085)	(319,869)
Unrealized appreciation (depreciation) during the period	1,335,363	3,158,144	1,887,218	1,694,748

Net increase (decrease) in assets from operations	1,485,367	3,095,601	1,852,597	1,427,884

Changes from principal transactions:
Transfer of net premiums	575,847	860,032	1,270,502	1,003,997
Transfer on terminations	(1,633,003)	(1,471,077)	(786,395)	(502,155)
Transfer on policy loans	(236,150)	(11,352)	(52,847)	(31,887)
Net interfund transfers	321,329	2,493,619	1,779,284	1,028,480

Net increase (decrease) in assets from principal transactions	(971,977)	1,871,222	2,210,544	1,498,435

Total increase (decrease) in assets	513,390	4,966,823	4,063,141	2,926,319

Assets, beginning of period	14,787,406	9,820,583	6,138,614	3,212,295

Assets, end of period	$15,300,796	$14,787,406	$10,201,755	$6,138,614

(ao)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.

See accompanying notes.

Sub-Account
Mid Cap Index Trust Series 1		Mid Cap Intersection Trust Series 0	Mid Cap Intersection Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/09 (ao)

$124,425	$93,291	$1,033	—

124,425	93,291	1,033	—

—	142,519	—	—
(1,088,036)	(1,200,475)	1,415	3,842

(1,088,036)	(1,057,956)	1,415	3,842
3,391,880	3,848,386	40,958	—

2,428,269	2,883,721	43,406	3,842

559,343	737,719	46,387	1,036
(1,581,008)	(1,765,177)	(24,189)	(182)
(86,202)	(23,412)	(28,527)	—
1,669,866	(79,547)	(171,276)	(4,696)

561,999	(1,130,417)	(177,605)	(3,842)

2,990,268	1,753,304	(134,199)	—

10,480,930	8,727,626	134,199	—

$13,471,198	$10,480,930	—	—

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Stock Trust Series 0		Mid Cap Stock Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/10	Dec. 31/09
Income:
Dividend income distribution	$6	—	$15	—

Net investment income (loss)	6	—	15	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(128,811)	(1,095,147)	(1,183,664)	(3,857,518)

Realized gains (losses)	(128,811)	(1,095,147)	(1,183,664)	(3,857,518)
Unrealized appreciation (depreciation) during the period	1,799,114	2,681,201	5,002,938	7,991,420

Net increase (decrease) in assets from operations	1,670,309	1,586,054	3,819,289	4,133,902

Changes from principal transactions:
Transfer of net premiums	1,126,442	1,100,989	1,011,403	1,214,085
Transfer on terminations	(694,257)	(587,838)	(2,086,976)	(2,469,076)
Transfer on policy loans	(85,519)	(31,316)	(202,297)	(173,528)
Net interfund transfers	740,869	34,823	(756,175)	(2,636,638)

Net increase (decrease) in assets from principal transactions	1,087,535	516,658	(2,034,045)	(4,065,157)

Total increase (decrease) in assets	2,757,844	2,102,712	1,785,244	68,745

Assets, beginning of period	6,417,141	4,314,429	18,132,142	18,063,397

Assets, end of period	$9,174,985	$6,417,141	$19,917,386	$18,132,142

(ap)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.

See accompanying notes.

Sub-Account
Mid Cap Value Trust Series 0	Mid Cap Value Trust Series 1	Mid Value Trust Series 0
Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$34,807	$121,153	$180,933	$32,981

34,807	121,153	180,933	32,981

—	—	30,118	—
(1,858,033)	(10,085,022)	175,100	(210,251)

(1,858,033)	(10,085,022)	205,218	(210,251)
1,998,470	10,455,696	844,012	1,984,992

175,244	491,827	1,230,163	1,807,722

224,685	310,129	970,599	728,257
(102,933)	(360,728)	(759,752)	(563,329)
(60,339)	(20,756)	(17,028)	(34,315)
(2,674,382)	(10,354,440)	1,014,906	3,445,642

(2,612,969)	(10,425,795)	1,208,725	3,576,255

(2,437,725)	(9,933,968)	2,438,888	5,383,977

2,437,725	9,933,968	6,846,115	1,462,138

—	—	$9,285,003	$6,846,115

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Value Trust Series 1		Money Market Trust B Series 0
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09 (a)	Dec. 31/10	Dec. 31/09
Income:
Dividend income distribution	$223,975	$47,116	$43,608	$427,799

Net investment income (loss)	223,975	47,116	43,608	427,799

Realized gains (losses) on investments:
Capital gain distributions	39,957	—	—	—
Net realized gains (losses)	800,291	317,554	—	—

Realized gains (losses)	840,248	317,554	—	—
Unrealized appreciation (depreciation) during the period	567,778	2,899,212	—	—

Net increase (decrease) in assets from operations	1,632,001	3,263,882	43,608	427,799

Changes from principal transactions:
Transfer of net premiums	567,638	382,488	208,677,368	214,149,374
Transfer on terminations	(1,689,134)	(1,280,109)	(15,356,814)	(12,293,032)
Transfer on policy loans	(200,061)	(21,094)	(694,527)	(666,336)
Net interfund transfers	(183,386)	9,064,010	(208,395,460)	(176,579,926)

Net increase (decrease) in assets from principal transactions	(1,504,943)	8,145,295	(15,769,433)	24,610,080

Total increase (decrease) in assets	127,058	11,409,177	(15,725,825)	25,037,879

Assets, beginning of period	11,409,177	—	100,766,835	75,728,956

Assets, end of period	$11,536,235	$11,409,177	$85,041,010	$100,766,835

(a)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Money Market Trust Series 1		Natural Resources Trust Series 0		Natural Resources Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

—	$184,038	$117,329	$102,186	$65,493	$94,342

—	184,038	117,329	102,186	65,493	94,342

738	—	—	2,351,185	—	3,063,644
—	—	(712,340)	(4,427,961)	1,092,486	(9,936,628)

738	—	(712,340)	(2,076,776)	1,092,486	(6,872,984)
—	—	3,191,257	5,929,899	214,531	11,044,756

738	184,038	2,596,246	3,955,309	1,372,510	4,266,114

5,234,170	5,520,908	2,728,651	2,255,753	566,143	557,294
(30,477,714)	(21,821,705)	(1,362,681)	(1,067,895)	(1,103,317)	(984,691)
(474,237)	(967,788)	(14,643)	(140,425)	(33,145)	(1,693)
7,339,902	5,439,768	2,669,541	2,529,857	(247,200)	(478,057)

(18,377,879)	(11,828,817)	4,020,868	3,577,290	(817,519)	(907,147)

(18,377,141)	(11,644,779)	6,617,114	7,532,599	554,991	3,358,967

81,193,542	92,838,321	12,726,294	5,193,695	10,969,899	7,610,932

$62,816,401	$81,193,542	$19,343,408	$12,726,294	$11,524,890	$10,969,899

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Optimized All Cap Trust Series 0		Optimized All Cap Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$76,372	$64,615	$8,199	$7,253

Net investment income (loss)	76,372	64,615	8,199	7,253

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(131,764)	(182,098)	(85,545)	(110,406)

Realized gains (losses)	(131,764)	(182,098)	(85,545)	(110,406)
Unrealized appreciation (depreciation) during the period	1,197,462	1,290,436	205,528	248,288

Net increase (decrease) in assets from operations	1,142,070	1,172,953	128,182	145,135

Changes from principal transactions:
Transfer of net premiums	859,429	960,839	38,520	58,852
Transfer on terminations	(873,268)	(615,591)	(24,319)	(21,391)
Transfer on policy loans	1,546	(159,791)	280	(11,163)
Net interfund transfers	837,033	513,871	83,485	(20,004)

Net increase (decrease) in assets from principal transactions	824,740	699,328	97,966	6,294

Total increase (decrease) in assets	1,966,810	1,872,281	226,148	151,429

Assets, beginning of period	5,336,237	3,463,956	584,890	433,461

Assets, end of period	$7,303,047	$5,336,237	$811,038	$584,890

(c)	Terminated as an investment option and funds transferred to International Value Trust on May 3, 2010.

See accompanying notes.

Sub-Account
Optimized Value Trust Series 0		Optimized Value Trust Series 1		Overseas Equity Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (c)	Year Ended Dec. 31/09

$5,151	$3,431	$5,641	$11,655	$18,384	$49,075

5,151	3,431	5,641	11,655	18,384	49,075

—	—	—	—	—	—
(9,953)	(14,572)	(76,815)	(36,303)	(14,436)	(251,265)

(9,953)	(14,572)	(76,815)	(36,303)	(14,436)	(251,265)
38,325	49,748	111,910	158,558	(31,430)	832,156

33,523	38,607	40,736	133,910	(27,482)	629,966

43,774	35,700	9,670	17,967	189,371	591,158
(24,545)	(18,693)	(31,531)	(24,906)	(104,024)	(253,891)
(1,442)	—	—	624	(17,370)	(42,487)
29,987	47,303	(341,132)	301,185	(2,763,342)	185,924

47,774	64,310	(362,993)	294,870	(2,695,365)	480,704

81,297	102,917	(322,257)	428,780	(2,722,847)	1,110,670

191,702	88,785	637,435	208,655	2,722,847	1,612,177

$272,999	$191,702	$315,178	$637,435	—	$2,722,847

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Pacific Rim Trust Series 0		Pacific Rim Trust Series 1
	Year Ended Dec. 31/10 (r)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (r)	Year Ended Dec. 31/09
Income:
Dividend income distribution	$16,640	$30,277	$41,898	$95,019

Net investment income (loss)	16,640	30,277	41,898	95,019

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	298,232	(571,849)	1,258,462	(4,611,212)

Realized gains (losses)	298,232	(571,849)	1,258,462	(4,611,212)
Unrealized appreciation (depreciation) during the period	(243,908)	1,317,877	(1,102,101)	7,315,477

Net increase (decrease) in assets from operations	70,964	776,305	198,259	2,799,284

Changes from principal transactions:
Transfer of net premiums	258,485	586,892	156,401	533,524
Transfer on terminations	(141,442)	(344,675)	(395,146)	(1,256,275)
Transfer on policy loans	(3,214)	(7,771)	(142,490)	(25,586)
Net interfund transfers	(3,594,939)	607,900	(9,450,347)	(544,396)

Net increase (decrease) in assets from principal transactions	(3,481,110)	842,346	(9,831,582)	(1,292,733)

Total increase (decrease) in assets	(3,410,146)	1,618,651	(9,633,323)	1,506,551

Assets, beginning of period	3,410,146	1,791,495	9,633,323	8,126,772

Assets, end of period	—	$3,410,146	—	$9,633,323

(r)	Terminated as an investment option and funds transferred to International Equity Index Trust A on May 3, 2010.

See accompanying notes.

Sub-Account
Real Estate Securities Trust Series 0		Real Estate Securities Trust Series 1		Real Return Bond Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$218,101	$170,609	$453,581	$640,742	$719,188	$309,846

218,101	170,609	453,581	640,742	719,188	309,846

—	—	—	—	—	180,175
(83,117)	(888,375)	(6,111,283)	(8,409,159)	46,474	(174,667)

(83,117)	(888,375)	(6,111,283)	(8,409,159)	46,474	5,508
2,498,558	2,291,452	11,887,598	13,027,114	(325,194)	295,862

2,633,542	1,573,686	6,229,896	5,258,697	440,468	611,216

1,482,018	1,050,051	1,065,364	1,245,575	903,992	798,247
(984,540)	(624,328)	(3,205,669)	(3,702,754)	(558,737)	(435,166)
(93,105)	(33,670)	(56,058)	223,127	65,201	(115,546)
3,055,914	1,324,008	(949,448)	(333,767)	1,273,992	701,152

3,460,287	1,716,061	(3,145,811)	(2,567,819)	1,684,448	948,687

6,093,829	3,289,747	3,084,085	2,690,878	2,124,916	1,559,903

6,935,886	3,646,139	23,294,468	20,603,590	4,066,454	2,506,551

$13,029,715	$6,935,886	$26,378,553	$23,294,468	$6,191,370	$4,066,454

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Return Bond Trust Series 1		Science & Technology Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/10	Dec. 31/09
Income:
Dividend income distribution	$506,695	$336,567	$3	—

Net investment income (loss)	506,695	336,567	3	—

Realized gains (losses) on investments:
Capital gain distributions	—	223,054	—	—
Net realized gains (losses)	(126,232)	(135,192)	227,011	(21,695)

Realized gains (losses)	(126,232)	87,862	227,011	(21,695)
Unrealized appreciation (depreciation) during the period	(24,715)	247,919	687,105	1,082,257

Net increase (decrease) in assets from operations	355,748	672,348	914,119	1,060,562

Changes from principal transactions:
Transfer of net premiums	190,753	277,209	445,320	494,480
Transfer on terminations	(455,686)	(643,754)	(396,191)	(210,895)
Transfer on policy loans	(7,757)	(54,901)	(108,855)	(43,928)
Net interfund transfers	358,411	210,605	999,432	531,843

Net increase (decrease) in assets from principal transactions	85,721	(210,841)	939,706	771,500

Total increase (decrease) in assets	441,469	461,507	1,853,825	1,832,062

Assets, beginning of period	4,026,751	3,565,244	2,941,591	1,109,529

Assets, end of period	$4,468,220	$4,026,751	$4,795,416	$2,941,591

(aw)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.
(bb)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

See accompanying notes.

Sub-Account
Science & Technology Trust Series 1		Short-Term Bond Trust Series 0		Short Term Government Income Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (aw)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (bb)

$11	—	$43,966	$75,425	$121,492

11	—	43,966	75,425	121,492

—	—	—	—	1,680
(368,784)	92,319	75,055	(51,729)	36,450

(368,784)	92,319	75,055	(51,729)	38,130
3,789,278	6,864,125	(35,792)	194,134	(28,421)

3,420,505	6,956,444	83,229	217,830	131,201

926,342	1,038,558	118,209	565,810	1,643,456
(2,025,266)	(2,140,303)	(55,606)	(124,058)	(435,971)
(403,051)	(62,726)	(1,321)	(9,664)	(100,707)
(32,412)	924,437	(1,949,073)	560,989	5,764,667

(1,534,387)	(240,034)	(1,887,791)	993,077	6,871,445

1,886,118	6,716,410	(1,804,562)	1,210,907	7,002,646

16,104,706	9,388,296	1,804,562	593,655	—

$17,990,824	$16,104,706	—	$1,804,562	$7,002,646

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Short Term Government Income Trust Series 1	Small Cap Growth Trust Series 0
	Year Ended	Year Ended	Year Ended
	Dec. 31/10 (bb)	Dec. 31/10	Dec. 31/09
Income:
Dividend income distribution	$152,067	—	—

Net investment income (loss)	152,067	—	—

Realized gains (losses) on investments:
Capital gain distributions	2,413	—	—
Net realized gains (losses)	18,529	80,809	(418,220)

Realized gains (losses)	20,942	80,809	(418,220)
Unrealized appreciation (depreciation) during the period	17,125	1,265,635	1,761,474

Net increase (decrease) in assets from operations	190,134	1,346,444	1,343,254

Changes from principal transactions:
Transfer of net premiums	489,312	835,208	801,465
Transfer on terminations	(1,301,417)	(592,836)	(358,277)
Transfer on policy loans	(87,950)	21,748	(92,768)
Net interfund transfers	10,833,436	857,118	871,284

Net increase (decrease) in assets from principal transactions	9,933,381	1,121,238	1,221,704

Total increase (decrease) in assets	10,123,515	2,467,682	2,564,958

Assets, beginning of period	—	5,410,553	2,845,595

Assets, end of period	$10,123,515	$7,878,235	$5,410,553

(bb)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

See accompanying notes.

Sub-Account
Small Cap Growth Trust Series 1		Small Cap Index Trust Series 0		Small Cap Index Trust Series 1
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Dec. 31/10	Dec. 31/09	Dec. 31/10	Dec. 31/09	Dec. 31/10	Dec. 31/09

—	—	$33,719	$32,020	$34,970	$48,667

—	—	33,719	32,020	34,970	48,667

—	—	—	76,686	—	181,098
446,430	17,527	(143,943)	(324,498)	(370,274)	(390,870)

446,430	17,527	(143,943)	(247,812)	(370,274)	(209,772)
(130,332)	309,504	1,525,523	954,988	2,004,355	1,632,946

316,098	327,031	1,415,299	739,196	1,669,051	1,471,841

102,408	107,434	816,824	591,064	483,704	591,131
(96,292)	(80,209)	(516,833)	(360,511)	(859,733)	(943,652)
(28,493)	(23)	(48,345)	(15,792)	(87,103)	(11,683)
106,463	104,468	1,175,889	1,214,805	38,920	(16,667)

84,086	131,670	1,427,535	1,429,566	(424,212)	(380,871)

400,184	458,701	2,842,834	2,168,762	1,244,839	1,090,970

1,289,932	831,231	4,400,225	2,231,463	6,781,759	5,690,789

$1,690,116	$1,289,932	$7,243,059	$4,400,225	$8,026,598	$6,781,759

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Opportunities Trust Series 0		Small Cap Opportunities Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/10	Dec. 31/09
Income:
Dividend income distribution	—	—	—	—

Net investment income (loss)	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(5,850)	(139,780)	(1,282,097)	(1,944,402)

Realized gains (losses)	(5,850)	(139,780)	(1,282,097)	(1,944,402)
Unrealized appreciation (depreciation) during the period	525,593	436,899	2,599,764	3,300,970

Net increase (decrease) in assets from operations	519,743	297,119	1,317,667	1,356,568

Changes from principal transactions:
Transfer of net premiums	309,833	278,916	349,766	440,269
Transfer on terminations	(195,618)	(101,701)	(678,662)	(536,218)
Transfer on policy loans	(5,779)	(8,298)	(44,618)	(129,007)
Net interfund transfers	1,106,084	245,303	1,431,848	(146,697)

Net increase (decrease) in assets from principal transactions	1,214,520	414,220	1,058,334	(371,653)

Total increase (decrease) in assets	1,734,263	711,339	2,376,001	984,915

Assets, beginning of period	1,297,069	585,730	5,412,188	4,427,273

Assets, end of period	$3,031,332	$1,297,069	$7,788,189	$5,412,188

(aq)	Terminated as an investment option and funds transferred to Small Company Value Trust on May 4, 2009.

See accompanying notes.

Sub-Account
Small Cap Value Trust Series 0		Small Cap Value Trust Series 1		Small Company Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (aq)

$34,118	$30,676	$7,388	$11,388	$10

34,118	30,676	7,388	11,388	10

—	—	—	—	—
73,596	(545,518)	557,998	(627,345)	(1,923)

73,596	(545,518)	557,998	(627,345)	(1,923)
1,708,355	1,610,413	(31,449)	406,647	1,994

1,816,069	1,095,571	533,937	(209,310)	81

1,137,414	738,334	144,931	112,430	466
(639,217)	(400,618)	(244,564)	(470,581)	(239)
(41,965)	(29,161)	(122,598)	(13,781)	—
1,649,041	1,457,126	(293,384)	(190,718)	(3,087)

2,105,273	1,765,681	(515,615)	(562,650)	(2,860)

3,921,342	2,861,252	18,322	(771,960)	(2,779)

5,722,457	2,861,205	2,605,053	3,377,013	2,779

$9,643,799	$5,722,457	$2,623,375	$2,605,053	—

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Company Trust Series 1	Small Company Value Trust Series 0
	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$1,507	$96,172	$20,118

Net investment income (loss)	1,507	96,172	20,118

Realized gains (losses) on investments:
Capital gain distributions	—	—	593,299
Net realized gains (losses)	(533,439)	(285,648)	(844,057)

Realized gains (losses)	(533,439)	(285,648)	(250,758)
Unrealized appreciation (depreciation) during the period	539,923	1,512,970	1,506,292

Net increase (decrease) in assets from operations	7,991	1,323,494	1,275,652

Changes from principal transactions:
Transfer of net premiums	10,340	638,742	680,723
Transfer on terminations	(16,892)	(467,602)	(443,461)
Transfer on policy loans	558	(31,770)	(97,015)
Net interfund transfers	(501,849)	132,672	355,890

Net increase (decrease) in assets from principal transactions	(507,843)	272,042	496,137

Total increase (decrease) in assets	(499,852)	1,595,536	1,771,789

Assets, beginning of period	499,852	5,916,635	4,144,846

Assets, end of period	—	$7,512,171	$5,916,635

(aq)	Terminated as an investment option and funds transferred to Small Company Value Trust on May 4, 2009.
(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

See accompanying notes.

Sub-Account
Small Company Value Trust Series 1		Smaller Company Growth Trust Series 0		Smaller Company Growth Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ag)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ag)

$191,920	$52,173	—	—	—	—

191,920	52,173	—	—	—	—

—	1,813,288	33,995	—	447,394	—
(2,159,961)	(3,269,646)	41,829	245	490,565	10,023

(2,159,961)	(1,456,358)	75,824	245	937,959	10,023
4,772,734	5,010,375	442,853	97,231	5,626,809	1,426,396

2,804,693	3,606,190	518,677	97,476	6,564,768	1,436,419

693,442	892,643	252,223	27,196	1,530,904	206,904
(3,059,415)	(2,221,156)	(180,702)	(19,758)	(4,605,501)	(464,761)
(275,471)	(121,662)	(66,799)	(762)	(38,695)	(71,673)
(1,003,015)	(343,650)	71,406	1,867,143	(696,653)	27,650,318

(3,644,459)	(1,793,825)	76,128	1,873,819	(3,809,945)	27,320,788

(839,766)	1,812,365	594,805	1,971,295	2,754,823	28,757,207

16,149,546	14,337,181	1,971,295	—	28,757,207	—

$15,309,780	$16,149,546	$2,566,100	$1,971,295	$31,512,030	$28,757,207

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Bond Trust Series 0		Strategic Bond Trust Series 1
	Year Ended Dec. 31/10 (ax)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (ax)	Year Ended Dec. 31/09
Income:
Dividend income distribution	$302,006	$158,290	$930,748	$687,970

Net investment income (loss)	302,006	158,290	930,748	687,970

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(48,301)	(82,803)	(1,126,565)	(449,997)

Realized gains (losses)	(48,301)	(82,803)	(1,126,565)	(449,997)
Unrealized appreciation (depreciation) during the period	40,623	296,775	1,282,250	1,557,874

Net increase (decrease) in assets from operations	294,328	372,262	1,086,433	1,795,847

Changes from principal transactions:
Transfer of net premiums	312,839	284,937	327,762	447,807
Transfer on terminations	(190,764)	(190,934)	(983,786)	(1,275,054)
Transfer on policy loans	(21,135)	(18,596)	(61,336)	153,422
Net interfund transfers	(2,557,490)	388,662	(9,499,200)	(342,234)

Net increase (decrease) in assets from principal transactions	(2,456,550)	464,069	(10,216,560)	(1,016,059)

Total increase (decrease) in assets	(2,162,222)	836,331	(9,130,127)	779,788

Assets, beginning of period	2,162,222	1,325,891	9,130,127	8,350,339

Assets, end of period	—	$2,162,222	—	$9,130,127

(ax)	Terminated as an investment option and funds transferred to Strategic Income Opportunities Trust on November 8, 2010.
(bc)	Fund renamed on May 3, 2010. Previously known as Strategic Income Trust.

See accompanying notes.

Sub-Account
Strategic Income Opportunities Trust Series 0		Strategic Income Opportunities Trust Series 1		Total Bond Market Trust B Series 0
Year Ended Dec. 31/10 (bc)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (bc)	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$779,867	$199,619	$931,296	$105,771	$493,481	$380,464

779,867	199,619	931,296	105,771	493,481	380,464

—	—	—	—	—	—
120,513	(54,259)	42,965	(35,312)	109,063	(1,448)

120,513	(54,259)	42,965	(35,312)	109,063	(1,448)
(121,554)	481,142	(493,289)	295,351	7,130	(111,616)

778,826	626,502	480,972	365,810	609,674	267,400

771,082	432,104	164,384	143,876	2,420,921	1,090,755
(457,696)	(186,459)	(446,468)	(170,828)	(911,375)	(539,313)
(15,828)	1,050	(10,447)	—	(15,991)	(2,534)
4,688,841	874,525	10,006,803	245,321	1,001,875	3,761,064

4,986,399	1,121,220	9,714,272	218,369	2,495,430	4,309,972

5,765,225	1,747,722	10,195,244	584,179	3,105,104	4,577,372

3,680,414	1,932,692	1,923,528	1,339,349	8,296,145	3,718,773

$9,445,639	$3,680,414	$12,118,772	$1,923,528	$11,401,249	$8,296,145

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Return Trust Series 0		Total Return Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$661,695	$677,086	$674,047	$1,162,937

Net investment income (loss)	661,695	677,086	674,047	1,162,937

Realized gains (losses) on investments:
Capital gain distributions	429,783	612,794	482,999	1,382,276
Net realized gains (losses)	275,375	41,290	449,286	(169,081)

Realized gains (losses)	705,158	654,084	932,285	1,213,195
Unrealized appreciation (depreciation) during the period	268,414	544,950	516,598	1,302,321

Net increase (decrease) in assets from operations	1,635,267	1,876,120	2,122,930	3,678,453

Changes from principal transactions:
Transfer of net premiums	3,681,377	2,702,339	1,101,935	1,518,065
Transfer on terminations	(2,518,690)	(1,424,269)	(5,218,725)	(8,388,849)
Transfer on policy loans	(94,163)	(52,777)	(139,837)	(139,234)
Net interfund transfers	8,908,275	5,506,000	506,415	9,140,960

Net increase (decrease) in assets from principal transactions	9,976,799	6,731,293	(3,750,212)	2,130,942

Total increase (decrease) in assets	11,612,066	8,607,413	(1,627,282)	5,809,395

Assets, beginning of period	18,889,252	10,281,839	29,934,757	24,125,362

Assets, end of period	$30,501,318	$18,889,252	$28,307,475	$29,934,757

(ba)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

See accompanying notes.

Sub-Account
Total Stock Market Index Trust Series 0		Total Stock Market Index Trust Series 1		Ultra Short Term Bond Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (ba)

$63,347	$40,078	$77,335	$88,503	$21

63,347	40,078	77,335	88,503	21

—	—	—	—	—
(39,336)	(242,084)	(4,519)	(161,580)	—

(39,336)	(242,084)	(4,519)	(161,580)	—
689,495	824,007	874,528	1,422,370	(20)

713,506	622,001	947,344	1,349,293	1

515,495	452,319	464,256	458,468	—
(344,476)	(226,374)	(643,659)	(497,225)	—
(5,826)	(4,382)	(86,534)	(114,801)	—
1,320,189	604,619	(935,529)	431,623	3,571

1,485,382	826,182	(1,201,466)	278,065	3,571

2,198,888	1,448,183	(254,122)	1,627,358	3,572

2,917,588	1,469,405	6,476,527	4,849,169	—

$5,116,476	$2,917,588	$6,222,405	$6,476,527	$3,572

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Ultra Short Term Bond Trust Series 1	U.S. Government Securities Trust Series 0
	Year Ended Dec. 31/10 (ba)	Year Ended Dec. 31/10 (ay)	Year Ended Dec. 31/09
Income:
Dividend income distribution	$290	$48,461	$130,726

Net investment income (loss)	290	48,461	130,726

Realized gains (losses) on investments:
Capital gain distributions	—	157,361	80,636
Net realized gains (losses)	—	(111,195)	(22,364)

Realized gains (losses)	—	46,166	58,272
Unrealized appreciation (depreciation) during the period	(268)	12,139	63,560

Net increase (decrease) in assets from operations	22	106,766	252,558

Changes from principal transactions:
Transfer of net premiums	—	209,093	925,730
Transfer on terminations	—	(110,391)	(204,870)
Transfer on policy loans	—	(696)	(5,347)
Net interfund transfers	30,076	(4,665,440)	433,456

Net increase (decrease) in assets from principal transactions	30,076	(4,567,434)	1,148,969

Total increase (decrease) in assets	30,098	(4,460,668)	1,401,527

Assets, beginning of period	—	4,460,668	3,059,141

Assets, end of period	$30,098	—	$4,460,668

(ba)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.
(ay)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.
(az)	Terminated as an investment option and funds transferred to High Yield Trust on November 8, 2010.

See accompanying notes.

Sub-Account
U.S. Government Securities Trust Series 1		U.S. High Yield Bond Trust Series 0		U.S. High Yield Bond Trust Series 1
Year Ended Dec. 31/10 (ay)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (az)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (az)	Year Ended Dec. 31/09

$104,634	$359,501	$1,431,830	$231,133	$1,071,165	$225,249

104,634	359,501	1,431,830	231,133	1,071,165	225,249

348,121	296,261	1,188,312	—	883,791	—
(586,974)	(261,549)	(2,025,860)	32,629	(1,727,061)	646,767
(238,853)	34,712	(837,548)	32,629	(843,270)	646,767
403,544	553,631	(273,757)	480,303	28,660	202,796
269,325	947,844	320,525	744,065	256,555	1,074,812

150,705	691,380	375,288	361,963	120,117	131,451
(602,020)	(2,212,594)	(226,506)	(255,394)	(162,250)	(177,721)
(23,444)	89,974	(5,861)	(3,529)	3	(5,060)
(11,437,189)	483,011	(3,220,577)	981,432	(2,754,813)	497,481

(11,911,948)	(948,229)	(3,077,656)	1,084,472	(2,796,943)	446,151
(11,642,623)	(385)	(2,757,131)	1,828,537	(2,540,388)	1,520,963

11,642,623	11,643,008	2,757,131	928,594	2,540,388	1,019,425
—	$11,642,623	—	$2,757,131	—	$2,540,388

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Large Cap Trust Series 0	U.S. Large Cap Trust Series 1
	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/09 (ar)
Income:
Dividend income distribution	$12,607	$149,510

Net investment income (loss)	12,607	149,510

Realized gains (losses) on investments:
Capital gain distributions	—	—
Net realized gains (losses)	(839,927)	(10,545,456)

Realized gains (losses)	(839,927)	(10,545,456)
Unrealized appreciation (depreciation) during the period	837,330	10,156,661

Net increase (decrease) in assets from operations	10,010	(239,285)

Changes from principal transactions:
Transfer of net premiums	177,339	778,641
Transfer on terminations	(60,726)	(1,376,958)
Transfer on policy loans	(5,140)	144,635
Net interfund transfers	(1,875,821)	(25,053,006)

Net increase (decrease) in assets from principal transactions	(1,764,348)	(25,506,688)

Total increase (decrease) in assets	(1,754,338)	(25,745,973)

Assets, beginning of period	1,754,338	25,745,973

Assets, end of period	—	—

(ar)	Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.

See accompanying notes.

Sub-Account
Utilities Trust Series 0		Utilities Trust Series 1		Value Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$159,628	$163,174	$92,055	$172,714	$38,229	$27,083

159,628	163,174	92,055	172,714	38,229	27,083

—	—	—	—	—	—
(270,022)	(467,106)	908,025	(1,129,337)	8,144	(407,272)

(270,022)	(467,106)	908,025	(1,129,337)	8,144	(407,272)
961,451	1,238,643	(550,192)	1,983,424	628,345	1,038,431

851,057	934,711	449,888	1,026,801	674,718	658,242

874,904	719,761	174,723	240,608	517,868	387,461
(512,597)	(366,795)	(699,441)	(619,179)	(307,241)	(295,423)
(13,859)	(32,495)	9,909	(30,705)	(22,040)	(9,679)
1,582,010	698,956	(1,354,316)	1,205,992	735,624	207,990

1,930,458	1,019,427	(1,869,125)	796,716	924,211	290,349

2,781,515	1,954,138	(1,419,237)	1,823,517	1,598,929	948,591

4,325,990	2,371,852	5,616,370	3,792,853	2,449,059	1,500,468

$7,107,505	$4,325,990	$4,197,133	$5,616,370	$4,047,988	$2,449,059

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Value Trust Series 1		Total
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$136,129	$164,094	$51,746,503	$42,325,755

Net investment income (loss)	136,129	164,094	51,746,503	42,325,755

Realized gains (losses) on investments:
Capital gain distributions	—	—	10,161,199	29,349,389
Net realized gains (losses)	(1,289,316)	(1,359,344)	(46,495,598)	(195,045,887)

Realized gains (losses)	(1,289,316)	(1,359,344)	(36,334,399)	(165,696,498)
Unrealized appreciation (depreciation) during the period	3,939,129	5,630,226	228,371,702	507,416,609

Net increase (decrease) in assets from operations	2,785,942	4,434,976	243,783,806	384,045,866

Changes from principal transactions:
Transfer of net premiums	675,040	759,223	428,333,295	419,128,315
Transfer on terminations	(2,654,287)	(1,735,981)	(268,988,094)	(242,078,489)
Transfer on policy loans	(39,646)	(157,899)	(15,259,165)	(8,343,701)
Net interfund transfers	(281,280)	(677,356)	(55,063,906)	(54,852,465)

Net increase (decrease) in assets from principal transactions	(2,300,173)	(1,812,013)	89,022,130	113,853,660

Total increase (decrease) in assets	485,769	2,622,963	332,805,936	497,899,526

Assets, beginning of period	14,335,243	11,712,280	1,866,597,800	1,368,698,274

Assets, end of period	$14,821,012	$14,335,243	$2,199,403,736	$1,866,597,800

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements

December 31, 2010

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”) is a separate account administered and sponsored by John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 131 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 5 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2010. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life Insurance Company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life Insurance Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in Portfolios of the John Hancock Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0 represent an interest in the same Trust Portfolio but in different share classes of that Portfolio. Series 1 represents interests in Series 1 shares of the Portfolio and Series 0 represents interests in Series NAV shares of the Trust’s Portfolio. Series 1 and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

As the result of portfolio changes, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Strategic Income Trust	Strategic Income Opportunities Trust	May 3, 2010

The following sub-accounts of the Account were commenced as investment options:

New Fund	Effective Date
American Global Growth Trust	November 8, 2010
American Global Small Capitalization Trust	November 8, 2010
American High-Income Bond Trust	November 8, 2010
International Equity Index Trust A Series NAV	May 3, 2010
Short Term Government Income Trust	May 3, 2010
Ultra Short Term Bond Trust	November 8, 2010

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Transferred To	Effective Date
All Cap Growth Trust	Capital Appreciation Trust	May 3, 2010
Overseas Equity Trust	International Value Trust	May 3, 2010
Pacific Rim Trust	International Equity Index Trust A	May 3, 2010
Short-Term Bond Trust	Short Term Government Income Trust	May 3, 2010
Strategic Bond Trust	Strategic Income Opportunities Trust	November 8, 2010
U.S. Government Securities Trust	Short Term Government Income Trust	May 3, 2010
U.S. High Yield Bond Trust	High Yield Trust	November 8, 2010

Where a fund has two series, the changes noted above apply to both Series 0 and Series 1.

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trusts. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

FAS 157 - Fair Value Measurements, which was adopted effective January 1, 2008, is now incorporated into ASC 820 - Fair Value Measurement and Disclosure (“ASC 820”). This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

• Level 3 – Fair value measurements using significant non market observable inputs.

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy level, as of December 31, 2010.

Mutual Funds
Level 1	$2,199,403,736
Level 2	—
Level 3	—

$2,199,403,736

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

4.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2010, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

5.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2010 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series 0	$14,114,975	$12,340,096
500 Index Trust Series 1	3,105,653	5,472,571
Active Bond Trust Series 0	2,887,028	962,903
Active Bond Trust Series 1	1,341,050	1,798,427
All Cap Core Trust Series 0	369,334	153,055
All Cap Core Trust Series 1	359,717	1,179,028
All Cap Growth Trust Series 0	133,668	743,501
All Cap Growth Trust Series 1	132,749	7,889,016
All Cap Value Trust Series 0	1,728,978	855,382
All Cap Value Trust Series 1	778,457	930,488
Alpha Opportunities Trust Series 0	591,810	29,120
Alpha Opportunities Trust Series 1	180,199	8,434
American Asset Allocation Trust Series 1	4,838,923	3,665,357
American Blue Chip Income and Growth Trust Series 1	3,591,805	1,742,526
American Bond Trust Series 1	1,080,437	1,077,957
American Fundamental Holdings Trust Series 1	1,370,481	74,346
American Global Diversification Trust Series 1	4,783,372	929,920
American Global Growth Trust Series 1	15,877	19
American Global Small Capitalization Trust Series 1	55,873	557
American Growth Trust Series 1	6,142,432	5,130,595
American Growth-Income Trust Series 1	4,635,082	7,411,371
American High-Income Bond Trust Series 1	7,848	8
American International Trust Series 1	8,201,248	5,111,773
American New World Trust Series 1	2,316,544	955,358
Balanced Trust Series 0	484,242	49,604
Balanced Trust Series 1	236,897	25,726
Blue Chip Growth Trust Series 0	3,451,122	1,103,599
Blue Chip Growth Trust Series 1	1,286,190	4,998,002
Capital Appreciation Trust Series 0	3,650,490	1,394,748
Capital Appreciation Trust Series 1	11,242,082	5,669,084
Capital Appreciation Value Trust Series 0	1,565,503	279,615
Capital Appreciation Value Trust Series 1	384,724	35,976
Core Allocation Plus Trust Series 0	2,270,049	202,151
Core Allocation Plus Trust Series 1	19,714	9,300
Core Bond Trust Series 0	661,542	978,960
Core Bond Trust Series 1	817,307	1,126,757
Core Diversified Growth & Income Trust Series 1	1,622,074	495,651
Core Strategy Trust Series 0	8,639,061	1,056,708
Core Strategy Trust Series 1	18,015	47,063

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Disciplined Diversification Trust Series 0	$5,285,103	$1,051,464
Disciplined Diversification Trust Series 1	249,689	136,034
Emerging Markets Value Trust Series 0	7,813,995	1,981,066
Emerging Markets Value Trust Series 1	4,759,906	3,749,444
Equity-Income Trust Series 0	5,311,849	1,709,131
Equity-Income Trust Series 1	3,094,689	5,245,910
Financial Services Trust Series 0	1,022,133	567,235
Financial Services Trust Series 1	1,411,084	1,138,934
Franklin Templeton Founding Allocation Trust Series 0	3,477,671	742,299
Franklin Templeton Founding Allocation Trust Series 1	81,958	68,599
Fundamental Value Trust Series 0	1,343,629	962,985
Fundamental Value Trust Series 1	1,121,167	5,470,264
Global Bond Trust Series 0	6,317,152	1,858,383
Global Bond Trust Series 1	1,570,415	2,268,876
Global Trust Series 0	687,558	288,050
Global Trust Series 1	488,701	1,487,035
Health Sciences Trust Series 0	1,849,048	1,089,925
Health Sciences Trust Series 1	899,283	3,210,026
High Yield Trust Series 0	12,858,905	5,829,735
High Yield Trust Series 1	11,419,563	4,518,703
International Core Trust Series 0	1,448,150	699,005
International Core Trust Series 1	864,432	1,876,624
International Equity Index Trust A Series 0	6,655,379	1,253,749
International Equity Index Trust A Series 1	16,071,095	4,326,023
International Equity Index Trust B Series 0	5,096,554	1,818,847
International Opportunities Trust Series 0	2,012,142	1,085,953
International Opportunities Trust Series 1	2,922,843	3,439,133
International Small Company Trust Series 0	1,898,825	1,860,878
International Small Company Trust Series 1	617,148	3,209,155
International Value Trust Series 0	5,291,842	971,364
International Value Trust Series 1	1,655,368	3,693,719
Investment Quality Bond Trust Series 0	2,710,025	1,558,602
Investment Quality Bond Trust Series 1	3,090,178	4,827,676
Large Cap Trust Series 0	1,042,050	222,271
Large Cap Trust Series 1	806,279	1,851,490
Large Cap Value Trust Series 0	3,381,916	1,645,656
Large Cap Value Trust Series 1	1,473,443	2,021,307
Lifestyle Aggressive Trust Series 0	17,764,376	7,922,678
Lifestyle Aggressive Trust Series 1	1,032,800	3,103,615
Lifestyle Balanced Trust Series 0	54,601,779	15,968,708
Lifestyle Balanced Trust Series 1	8,930,868	10,474,492
Lifestyle Conservative Trust Series 0	8,986,682	4,647,813
Lifestyle Conservative Trust Series 1	2,976,576	2,460,464
Lifestyle Growth Trust Series 0	63,509,605	20,537,369
Lifestyle Growth Trust Series 1	10,359,079	14,187,401
Lifestyle Moderate Trust Series 0	13,725,363	4,893,672
Lifestyle Moderate Trust Series 1	2,028,662	2,608,421

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Mid Cap Index Trust Series 0	$4,016,694	$1,709,687
Mid Cap Index Trust Series 1	4,770,703	4,084,279
Mid Cap Stock Trust Series 0	2,265,746	1,178,206
Mid Cap Stock Trust Series 1	1,171,849	3,205,879
Mid Value Trust Series 0	2,407,055	987,280
Mid Value Trust Series 1	1,606,183	2,847,196
Money Market Trust B Series 0	127,214,119	142,939,943
Money Market Trust Series 1	31,621,250	49,998,391
Natural Resources Trust Series 0	7,397,536	3,259,338
Natural Resources Trust Series 1	2,814,059	3,566,084
Optimized All Cap Trust Series 0	1,584,012	682,899
Optimized All Cap Trust Series 1	246,629	140,464
Optimized Value Trust Series 0	77,069	24,145
Optimized Value Trust Series 1	37,730	395,083
Overseas Equity Trust Series 0	324,978	3,001,959
Pacific Rim Trust Series 0	642,129	4,106,599
Pacific Rim Trust Series 1	506,517	10,296,202
Real Estate Securities Trust Series 0	5,521,290	1,842,902
Real Estate Securities Trust Series 1	1,995,533	4,687,762
Real Return Bond Trust Series 0	4,834,300	2,430,663
Real Return Bond Trust Series 1	1,622,377	1,029,961
Science & Technology Trust Series 0	2,218,114	1,278,405
Science & Technology Trust Series 1	4,547,500	6,081,876
Short-Term Bond Trust Series 0	488,065	2,331,889
Short Term Government Income Trust Series 0	9,738,891	2,744,274
Short Term Government Income Trust Series 1	11,349,941	1,262,080
Small Cap Growth Trust Series 0	1,917,024	795,786
Small Cap Growth Trust Series 1	1,830,902	1,746,816
Small Cap Index Trust Series 0	2,348,680	887,426
Small Cap Index Trust Series 1	1,477,102	1,866,344
Small Cap Opportunities Trust Series 0	1,839,356	624,835
Small Cap Opportunities Trust Series 1	3,837,599	2,779,265
Small Cap Value Trust Series 0	3,361,502	1,222,113
Small Cap Value Trust Series 1	4,271,898	4,780,124
Small Company Value Trust Series 0	1,613,737	1,245,523
Small Company Value Trust Series 1	1,443,918	4,896,457
Smaller Company Growth Trust Series 0	472,707	362,585
Smaller Company Growth Trust Series 1	1,182,021	4,544,572
Strategic Bond Trust Series 0	1,837,157	3,991,700
Strategic Bond Trust Series 1	1,732,311	11,018,123
Strategic Income Opportunities Trust Series 0	6,841,191	1,074,924
Strategic Income Opportunities Trust Series 1	11,754,287	1,108,718
Total Bond Market Trust B Series 0	5,596,111	2,607,200
Total Return Trust Series 0	17,073,661	6,005,384
Total Return Trust Series 1	6,127,560	8,720,726

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Total Stock Market Index Trust Series 0	$2,156,303	$607,575
Total Stock Market Index Trust Series 1	651,431	1,775,563
Ultra Short Term Bond Trust Series 0	3,592	—
Ultra Short Term Bond Trust Series 1	30,366	—
U.S. Government Securities Trust Series 0	635,578	4,997,189
U.S. Government Securities Trust Series 1	532,256	11,991,449
U.S. High Yield Bond Trust Series 0	5,073,635	5,531,148
U.S. High Yield Bond Trust Series 1	3,149,496	3,991,484
Utilities Trust Series 0	3,381,656	1,291,570
Utilities Trust Series 1	2,034,690	3,811,760
Value Trust Series 0	1,501,202	538,761
Value Trust Series 1	805,021	2,969,065
All Asset Portfolio	6,915,802	2,575,867
Brandes International Equity Trust	2,020,896	585,015
Business Opportunity Value Trust	1,390,937	456,257
Frontier Capital Appreciation Trust	1,630,905	481,469
Large Cap Growth Trust	1,231,247	452,518

	$751,853,515	$600,923,692

6.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

7.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Separate Account on which the Contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Subsequent Events

In accordance with the provision set forth in ASC 855 “Subsequent Events” (“ASC 855”) formerly known as FAS 165 “Subsequent Events”, Management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 31, 2011 and has determined that no events have occurred that require additional disclosure.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	500 Index Trust B Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	4,024,412	3,715,959	3,519,327	3,377,590	3,985,641
Units issued	614,357	948,103	727,341	656,369	274,420
Units redeemed	(735,732)	(639,650)	(530,709)	(514,632)	(882,471)

Units, end of period	3,903,037	4,024,412	3,715,959	3,519,327	3,377,590

Unit value, end of period $	15.12 to 24.18	21.05	16.66	26.53	15.76 to 25.20
Assets, end of period $	77,322,423	66,955,037	45,694,591	65,187,967	54,754,038
Investment income ratio*	1.82%	2.43%	2.27%	3.00%	1.14%
Total return, lowest to highest**	14.85% to 14.86%	24.08% to 31.02%	(37.19%) to (24.71%)	1.47% to 5.25%	13.10% to 15.57%

	Sub-Account
	500 Index Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	2,536,274	2,803,876	3,042,197	3,238,434	3,760,865
Units issued	246,708	455,478	295,642	307,967	558,512
Units redeemed	(493,793)	(723,080)	(533,963)	(504,204)	(1,080,943)

Units, end of period	2,289,189	2,536,274	2,803,876	3,042,197	3,238,434

Unit value, end of period $	12.36	10.78	8.58	13.66	13.02
Assets, end of period $	28,277,874	27,344,213	24,041,913	41,542,238	42,156,390
Investment income ratio*	1.40%	1.71%	0.71%	2.22%	0.94%
Total return, lowest to highest**	14.58%	25.74%	(37.21%)	4.90%	15.27%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Active Bond Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	55,984	38,814	18,418	4,172	—
Units issued	46,880	36,991	26,834	17,127	4,810
Units redeemed	(17,600)	(19,821)	(6,438)	(2,881)	(638)

Units, end of period	85,264	55,984	38,814	18,418	4,172

Unit value, end of period $	57.02	50.05	40.09	44.78	43.05
Assets, end of period $	4,861,357	2,802,114	1,555,883	824,734	179,570
Investment income ratio*	8.80%	7.80%	6.63%	10.09%	0.52%
Total return, lowest to highest**	13.91%	18.30% to 24.86%	(10.55%) to (7.37%)	2.87% to 4.03%	4.44% to 5.10%

(a) Fund available in prior year but no activity.
	Sub-Account
	Active Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	602,088	671,816	786,841	828,866	906,616
Units issued	39,568	25,873	29,705	72,230	72,511
Units redeemed	(108,662)	(95,601)	(144,730)	(114,255)	(150,261)

Units, end of period	532,994	602,088	671,816	786,841	828,866

Unit value, end of period $	17.54	15.41	12.34	13.80	13.26
Assets, end of period $	9,347,485	9,274,908	8,292,245	10,855,803	10,990,886
Investment income ratio*	7.31%	7.22%	5.22%	8.81%	2.77%
Total return, lowest to highest**	13.84%	24.81%	(10.53%)	4.05%	4.42%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/10 (bd)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	456,319	264,743	90,767	82,271	57,997
Units issued	457,119	248,679	395,395	20,454	38,576
Units redeemed	(169,729)	(57,103)	(221,419)	(11,958)	(14,302)

Units, end of period	743,709	456,319	264,743	90,767	82,271

Unit value, end of period $	13.58 to 19.16	12.05 to 17.00	9.93 to 14.01	11.84 to 16.72	10.97 to 15.48
Assets, end of period $	10,910,087	6,204,008	3,040,808	1,471,504	1,260,956
Investment income ratio*	7.26%	7.86%	5.51%	7.38%	4.27%
Total return, lowest to highest**	12.71%	14.85% to 21.32%	(17.73%) to (12.60%)	5.74% to 8.00%	3.40% to 5.33%

(bd) Fund is one Series. Previously presented as Series 0 and Series 1.
	Sub-Account
	All Cap Core Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	68,162	49,976	26,819	11,893	—
Units issued	33,702	28,853	37,805	22,754	12,575
Units redeemed	(14,391)	(10,667)	(14,648)	(7,828)	(682)

Units, end of period	87,473	68,162	49,976	26,819	11,893

Unit value, end of period $	11.71	10.36	8.05	13.34	12.98
Assets, end of period $	1,024,718	706,085	402,516	357,657	154,432
Investment income ratio*	1.25%	1.83%	2.26%	1.58%	0.13%
Total return, lowest to highest**	13.09%	24.46% to 33.05%	(39.60%) to (26.69%)	0.17% to 2.70%	10.72% to 14.77%

(a) Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Core Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	505,072	564,515	643,519	743,412	828,823
Units issued	16,007	20,041	17,373	54,025	149,820
Units redeemed	(69,226)	(79,484)	(96,377)	(153,918)	(235,231)

Units, end of period	451,853	505,072	564,515	643,519	743,412

Unit value, end of period $	18.76	16.60	12.92	21.40	20.85
Assets, end of period $	8,476,649	8,382,602	7,293,346	13,771,188	15,496,358
Investment income ratio*	1.04%	1.60%	1.65%	1.41%	0.68%
Total return, lowest to highest**	13.03%	28.47%	(39.63%)	2.66%	14.75%

	Sub-Account
	All Cap Growth Trust Series 0
	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	59,330	42,311	23,031	15,291	—
Units issued	13,283	31,699	52,806	32,831	17,562
Units redeemed	(72,613)	(14,680)	(33,526)	(25,091)	(2,271)

Units, end of period	—	59,330	42,311	23,031	15,291

Unit value, end of period $	10.25	9.80	8.09	13.92	12.42
Assets, end of period $	—	581,165	342,145	320,583	189,900
Investment income ratio*	0.24%	0.93%	0.53%	0.16%	0.00%
Total return, lowest to highest**	4.64%	21.13% to 23.48%	(41.91%) to (26.41%)	4.36% to 12.08%	2.94% to 6.63%

(b)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 3, 2010.
(a)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Growth Trust Series 1
	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	406,380	494,714	615,575	706,258	746,548
Units issued	6,515	23,250	19,782	29,987	64,128
Units redeemed	(412,895)	(111,584)	(140,643)	(120,670)	(104,418)

Units, end of period	—	406,380	494,714	615,575	706,258

Unit value, end of period $	19.20	18.35	15.15	26.10	23.29
Assets, end of period $	—	7,456,831	7,496,409	16,066,423	16,449,878
Investment income ratio*	0.20%	0.70%	0.28%	0.05%	0.00%
Total return, lowest to highest**	4.63%	21.09%	(41.94%)	12.06%	6.58%

(b) Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 3, 2010.
	Sub-Account
	All Cap Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	181,295	109,590	55,282	13,493	—
Units issued	133,609	131,254	80,202	54,729	17,209
Units redeemed	(64,849)	(59,549)	(25,894)	(12,940)	(3,716)

Units, end of period	250,055	181,295	109,590	55,282	13,493

Unit value, end of period $	14.67	12.38	9.78	13.74	12.64
Assets, end of period $	3,668,793	2,244,835	1,071,959	759,424	170,565
Investment income ratio*	0.54%	0.64%	1.10%	2.38%	0.01%
Total return, lowest to highest**	18.50%	22.43% to 31.77%	(28.80%) to (19.83%)	2.47% to 8.68%	6.65% to 13.82%

(a) Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	208,555	208,134	184,657	200,061	190,173
Units issued	42,133	78,485	41,713	24,805	47,919
Units redeemed	(53,526)	(78,064)	(18,236)	(40,209)	(38,031)

Units, end of period	197,162	208,555	208,134	184,657	200,061

Unit value, end of period $	20.29	17.15	13.54	19.02	17.55
Assets, end of period $	4,001,119	3,576,033	2,818,708	3,511,406	3,511,855
Investment income ratio*	0.37%	0.51%	0.89%	1.75%	0.90%
Total return, lowest to highest**	18.35%	26.61%	(28.78%)	8.32%	13.71%

	Sub-Account
	Alpha Opportunities Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	4,247	—
Units issued	42,691	4,560
Units redeemed	(2,306)	(313)

Units, end of period	44,632	4,247

Unit value, end of period $	14.89	12.73
Assets, end of period $	664,682	54,076
Investment income ratio*	0.63%	0.79%
Total return, lowest to highest**	16.98%	26.89% to 27.31%

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Alpha Opportunities Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	6,744	—
Units issued	12,089	6,780
Units redeemed	(677)	(36)

Units, end of period	18,156	6,744

Unit value, end of period $	14.11	12.07
Assets, end of period $	256,185	81,384
Investment income ratio*	0.52%	0.66%
Total return, lowest to highest**	16.92%	20.69%

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	American Asset Allocation Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	3,047,744	260,111	—
Units issued	473,956	3,234,430	301,470
Units redeemed	(401,813)	(446,797)	(41,359)

Units, end of period	3,119,887	3,047,744	260,111

Unit value, end of period $	10.06	8.98	$7.26
Assets, end of period $	31,376,662	27,353,571	1,888,618
Investment income ratio*	1.68%	2.79%	7.29%
Total return, lowest to highest**	12.07%	18.28% to 25.85%	(28.47%) to (19.62%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	661,239	610,479	465,570	358,100	244,289
Units issued	277,831	226,391	228,811	195,210	132,663
Units redeemed	(121,368)	(175,631)	(83,902)	(87,740)	(18,852)

Units, end of period	817,702	661,239	610,479	465,570	358,100

Unit value, end of period $	11.92 to 17.80	10.64	12.48 to 8.36	13.21 to 19.72	12.99 to 19.40
Assets, end of period $	11,278,170	8,411,946	6,477,340	8,273,820	6,749,187
Investment income ratio*	1.46%	1.70%	4.52%	2.50%	0.50%
Total return, lowest to highest**	12.01% to 12.02%	25.79% to 31.48%	(36.72%) to (22.98%)	(2.84%) to 1.65%	13.18% to 16.99%

	Sub-Account
	American Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	422,660	431,619	314,461	87,501	3,980
Units issued	78,789	123,511	193,030	643,737	87,757
Units redeemed	(79,948)	(132,470)	(75,872)	(416,777)	(4,236)

Units, end of period	421,501	422,660	431,619	314,461	87,501

Unit value, end of period $	11.92 to 14.89	11.24 to 14.05	10.02 to 12.52	11.10 to 13.87	10.78 to 13.47
Assets, end of period $	5,306,891	5,134,314	4,710,940	3,942,230	1,123,885
Investment income ratio*	2.65%	2.67%	9.93%	4.22%	0.00%
Total return, lowest to highest**	6.02%	8.40% to 12.21%	(10.67%) to (6.10%)	2.36% to 2.96%	5.39% to 6.57%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Fundamental Holdings Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	31,378	—
Units issued	110,364	36,372
Units redeemed	(5,977)	(4,994)

Units, end of period	135,765	31,378

Unit value, end of period $	13.15	11.92
Assets, end of period $	1,785,981	374,032
Investment income ratio*	2.76%	4.60%
Total return, lowest to highest**	10.36%	18.47% to 19.20%

(d) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
	Sub-Account
	American Global Diversification Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	52,936	—
Units issued	360,304	239,096
Units redeemed	(68,476)	(186,160)

Units, end of period	344,764	52,936

Unit value, end of period $	14.18	12.59
Assets, end of period $	4,887,651	666,617
Investment income ratio*	3.34%	0.90%
Total return, lowest to highest**	12.57%	23.51% to 25.94%

(d) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
American Global Growth Trust Series 1
Year Ended Dec. 31/10 (ba)
Units, beginning of period	—
Units issued	1,585
Units redeemed	(2)

Units, end of period	1,583

Unit value, end of period $	10.10
Assets, end of period $	15,989
Investment income ratio*	3.26%
Total return, lowest to highest**	0.99%

(ba) Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.
Sub-Account
American Global Small Capitalization Trust Series 1
Year Ended Dec. 31/10 (ba)
Units, beginning of period	—
Units issued	5,639
Units redeemed	(56)

Units, end of period	5,583

Unit value, end of period $	10.16
Assets, end of period $	56,755
Investment income ratio*	1.53%
Total return, lowest to highest**	1.64%

(ba) Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	2,743,233	3,191,497	2,342,984	1,738,879	1,143,247
Units issued	473,855	719,046	1,671,199	892,176	700,598
Units redeemed	(350,196)	(1,167,310)	(822,686)	(288,071)	(104,966)

Units, end of period	2,866,892	2,743,233	3,191,497	2,342,984	1,738,879

Unit value, end of period $	13.48 to 20.30	11.40	12.36 to 8.21	14.71	13.15 to 19.79
Assets, end of period $	45,296,462	37,488,254	33,818,004	46,630,648	33,139,292
Investment income ratio*	0.35%	0.25%	2.13%	1.21%	0.29%
Total return, lowest to highest**	18.23% to 18.24%	25.08% to 42.05%	(44.20%) to (31.29%)	3.36% to 11.94%	5.98% to 9.80%

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	3,559,566	1,256,460	1,040,281	679,810	521,355
Units issued	337,650	2,680,851	470,399	441,217	216,940
Units redeemed	(505,081)	(377,745)	(254,220)	(80,746)	(58,485)

Units, end of period	3,392,135	3,559,566	1,256,460	1,040,281	679,810

Unit value, end of period $	11.87 to 17.72	10.69	8.17	13.20 to 19.70	12.61 to 18.83
Assets, end of period $	52,511,665	50,592,525	12,746,026	18,035,767	12,406,440
Investment income ratio*	1.13%	1.53%	2.27%	2.89%	1.04%
Total return, lowest to highest**	11.05% to 11.06%	23.68% to 33.69%	(38.08%) to (24.49%)	(0.67%) to 4.64%	11.61% to 14.80%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
American High-Income Bond Trust Series 1
Year Ended Dec. 31/10 (ba)
Units, beginning of period	—
Units issued	741
Units redeemed	(1)

Units, end of period	740

Unit value, end of period $	10.02
Assets, end of period $	7,414
Investment income ratio*	27.25%
Total return, lowest to highest**	0.15%

(ba)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,690,972	1,589,088	1,335,767	953,997	691,580
Units issued	478,796	425,526	666,694	613,619	465,773
Units redeemed	(274,502)	(323,642)	(413,373)	(231,849)	(203,356)

Units, end of period	1,895,266	1,690,972	1,589,088	1,335,767	953,997

Unit value, end of period $	15.45 to 27.21	14.46	17.85 to 10.14	17.60 to 30.98	14.72 to 25.91
Assets, end of period $	36,912,554	31,946,083	21,999,643	35,473,301	22,969,248
Investment income ratio*	1.75%	1.19%	4.09%	2.31%	0.86%
Total return, lowest to highest**	6.88%	27.67% to 46.99%	(42.37%) to (26.02%)	9.35% to 19.58%	10.32% to 18.54%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American New World Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	37,929	—
Units issued	164,720	186,355
Units redeemed	(64,903)	(148,426)

Units, end of period	137,746	37,929

Unit value, end of period $	15.69	13.36
Assets, end of period $	2,160,691	506,673
Investment income ratio*	1.58%	0.55%
Total return, lowest to highest**	17.43%	30.38% to 33.58%

(d) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Balanced Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	12,872	—
Units issued	38,835	16,728
Units redeemed	(4,077)	(3,856)

Units, end of period	47,630	12,872

Unit value, end of period $	13.41	11.91
Assets, end of period $	638,959	153,313
Investment income ratio*	1.32%	1.80%
Total return, lowest to highest**	12.63%	18.83% to 19.11%

(d) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Balanced Trust Series 1
Year Ended Dec. 31/10 (a)
Units, beginning of period	—
Units issued	18,696
Units redeemed	(2,117)

Units, end of period	16,579

Unit value, end of period $	13.40
Assets, end of period $	222,218
Investment income ratio*	1.23%
Total return, lowest to highest**	12.58%

(a)	Fund available in prior year but no activity.

	Sub-Account
	Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	140,020	88,681	40,793	7,642	29
Units issued	58,516	90,411	64,266	39,576	9,536
Units redeemed	(19,290)	(39,072)	(16,378)	(6,425)	(1,923)

Units, end of period	179,246	140,020	88,681	40,793	7,642

Unit value, end of period $	65.97	56.75	39.69	69.05	61.21
Assets, end of period $	11,825,120	7,945,860	3,519,833	2,816,663	467,688
Investment income ratio*	0.09%	0.19%	0.40%	0.81%	0.03%
Total return, lowest to highest**	16.25%	26.87% to 46.21%	(42.52%) to (28.71%)	5.35% to 12.81%	7.94% to 10.44%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,263,707	1,413,536	1,501,232	1,513,575	1,703,650
Units issued	52,627	177,272	157,192	193,922	77,248
Units redeemed	(210,933)	(327,101)	(244,888)	(206,265)	(267,323)

Units, end of period	1,105,401	1,263,707	1,413,536	1,501,232	1,513,575

Unit value, end of period $	27.15	23.37	16.36	28.46	25.24
Assets, end of period $	30,005,516	29,533,414	23,118,554	42,725,551	38,206,324
Investment income ratio*	0.08%	0.15%	0.32%	0.72%	0.20%
Total return, lowest to highest**	16.15%	42.90%	(42.53%)	12.75%	9.59%

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	78,693	36,365	36,448	438	—
Units issued	69,476	65,449	39,229	37,706	892
Units redeemed	(21,484)	(23,121)	(39,312)	(1,696)	(454)

Units, end of period	126,685	78,693	36,365	36,448	438

Unit value, end of period $	29.30	28.01	22.36	37.17	34.41
Assets, end of period $	3,712,040	2,204,255	813,066	1,354,678	15,086
Investment income ratio*	4.05%	3.70%	4.49%	3.86%	3.65%
Total return, lowest to highest**	4.61%	19.34% to 25.28%	(39.84%) to (24.43%)	0.84% to 8.01%	14.79% to 26.78%

(a)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	152,539	68,226	46,273	1,426	—
Units issued	106,229	127,872	71,242	48,372	2,108
Units redeemed	(35,942)	(43,559)	(49,289)	(3,525)	(682)

Units, end of period	222,826	152,539	68,226	46,273	1,426

Unit value, end of period $	14.41	13.18	10.58	16.15	15.32
Assets, end of period $	3,209,747	2,010,780	721,884	747,303	21,842
Investment income ratio*	0.70%	0.76%	0.05%	1.25%	1.63%
Total return, lowest to highest**	9.27%	19.01% to 27.24%	(34.70%) to (23.56%)	0.63% to 5.44%	11.94% to 13.89%

(a) Fund available in prior year but no activity.

	Sub-Account
	Capital Appreciation Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	450,788	176,778	85,512	44,224	53
Units issued	290,426	323,428	116,994	76,983	52,244
Units redeemed	(112,559)	(49,418)	(25,728)	(35,695)	(8,073)

Units, end of period	628,655	450,788	176,778	85,512	44,224

Unit value, end of period $	13.88	12.41	8.72	13.89	12.43
Assets, end of period $	8,728,028	5,593,907	1,540,973	1,187,598	549,868
Investment income ratio*	0.21%	0.40%	0.73%	0.46%	0.00%
Total return, lowest to highest**	11.88%	28.49% to 44.66%	(37.24%) to (23.78%)	7.66% to 11.70%	0.97% to 7.46%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,438,012	1,460,124	1,616,971	1,713,529	427,964
Units issued	861,047	449,806	81,782	83,337	1,757,436
Units redeemed	(452,158)	(471,918)	(238,629)	(179,895)	(471,871)

Units, end of period	1,846,901	1,438,012	1,460,124	1,616,971	1,713,529

Unit value, end of period $	14.17	12.67	8.90	14.18	12.71
Assets, end of period $	26,164,810	18,217,168	12,999,758	22,931,837	21,773,547
Investment income ratio*	0.14%	0.27%	0.45%	0.29%	0.00%
Total return, lowest to highest**	11.83%	42.28%	(37.22%)	11.61%	2.26%

	Sub-Account
	Capital Appreciation Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	110,102	52,433	—
Units issued	131,163	80,518	61,493
Units redeemed	(28,224)	(22,849)	(9,060)

Units, end of period	213,041	110,102	52,433

Unit value, end of period $	10.79	9.47	7.27
Assets, end of period $	2,297,647	1,042,522	381,132
Investment income ratio*	2.09%	2.88%	1.93%
Total return, lowest to highest**	13.91%	19.68% to 30.98%	(27.77%) to (21.81%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	13,246	2,846	—
Units issued	33,774	10,974	2,863
Units redeemed	(3,752)	(574)	(17)

Units, end of period	43,268	13,246	2,846

Unit value, end of period $	10.78	9.46	7.27
Assets, end of period $	466,373	125,321	20,677
Investment income ratio*	1.91%	4.14%	3.07%
Total return, lowest to highest**	13.92%	30.21%	(27.34%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Core Allocation Plus Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	219,445	24,255	—
Units issued	244,174	214,506	26,450
Units redeemed	(22,726)	(19,316)	(2,195)

Units, end of period	440,893	219,445	24,255

Unit value, end of period $	9.58	8.66	6.91
Assets, end of period $	4,222,288	1,900,818	167,531
Investment income ratio*	1.59%	2.82%	1.25%
Total return, lowest to highest**	10.57%	17.53% to 27.67%	(31.54%) to (20.17%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Allocation Plus Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	13,918	2,603	—
Units issued	1,746	13,580	2,697
Units redeemed	(1,066)	(2,265)	(94)

Units, end of period	14,598	13,918	2,603

Unit value, end of period $	9.56	8.65	6.91
Assets, end of period $	139,586	120,436	17,989
Investment income ratio*	1.22%	2.99%	0.99%
Total return, lowest to highest**	10.50%	25.21%	(30.89%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Core Bond Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	117,612	46,848	6,608	1,619	—
Units issued	46,008	121,385	45,229	6,309	1,819
Units redeemed	(72,622)	(50,621)	(4,989)	(1,320)	(200)

Units, end of period	90,998	117,612	46,848	6,608	1,619

Unit value, end of period $	13.58	12.67	11.53	11.15	10.48
Assets, end of period $	1,235,635	1,490,182	539,932	73,690	16,975
Investment income ratio*	2.39%	2.98%	10.35%	8.63%	2.71%
Total return, lowest to highest**	7.17%	5.61% to 9.93%	1.09% to 3.36%	4.77% to 6.36%	3.76% to 4.71%

(a)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	63,282	68,377	7,401	6,596	1,342
Units issued	46,878	174,832	65,912	7,031	6,046
Units redeemed	(67,242)	(179,927)	(4,936)	(6,226)	(792)

Units, end of period	42,918	63,282	68,377	7,401	6,596

Unit value, end of period $	16.94	15.82	14.39	13.93	13.11
Assets, end of period $	726,899	1,000,953	983,878	103,082	86,467
Investment income ratio*	2.26%	2.36%	13.33%	6.90%	3.31%
Total return, lowest to highest**	7.08%	9.94%	3.29%	6.27%	3.79%

	Sub-Account
	Core Diversified Growth & Income Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (at)
Units, beginning of period	17,206	—
Units issued	125,899	19,887
Units redeemed	(39,454)	(2,681)

Units, end of period	103,651	17,206

Unit value, end of period $	13.55	12.21
Assets, end of period $	1,404,280	210,163
Investment income ratio*	2.73%	7.12%
Total return, lowest to highest**	10.92%	21.22% to 22.14%

(at)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009. Renamed on November 16, 2009. Previously known as American Diversified Growth & Income Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Strategy Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08 (n)
Units, beginning of period	267,144	41,806	—
Units issued	881,952	309,645	57,115
Units redeemed	(110,105)	(84,307)	(15,309)

Units, end of period	1,038,991	267,144	41,806

Unit value, end of period $	10.32	9.17	7.52
Assets, end of period $	10,719,577	2,448,586	314,295
Investment income ratio*	3.82%	3.85%	4.26%
Total return, lowest to highest**	12.57%	18.49% to 25.03%	(25.51%) to (17.79%)

(au) Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.
(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Core Strategy Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08 (n)
Units, beginning of period	8,259	712	—
Units issued	1,705	22,430	728
Units redeemed	(4,892)	(14,883)	(16)

Units, end of period	5,072	8,259	712

Unit value, end of period $	10.30	9.16	7.52
Assets, end of period $	52,207	75,637	5,346
Investment income ratio*	1.64%	1.93%	4.16%
Total return, lowest to highest**	12.42%	21.87%	(24.84%)

(au) Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.
(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Disciplined Diversification Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	688,862	244,015	—
Units issued	530,046	480,724	276,790
Units redeemed	(107,692)	(35,877)	(32,775)

Units, end of period	1,111,216	688,862	244,015

Unit value, end of period $	10.42	9.19	7.22
Assets, end of period $	11,579,775	6,327,448	1,761,052
Investment income ratio*	2.08%	3.03%	5.06%
Total return, lowest to highest**	13.45%	20.12% to 29.89%	(28.63%) to (18.51%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Disciplined Diversification Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	9,007	739	—
Units issued	25,890	9,951	751
Units redeemed	(14,660)	(1,683)	(12)

Units, end of period	20,237	9,007	739

Unit value, end of period $	10.41	9.18	7.21
Assets, end of period $	210,581	82,646	5,332
Investment income ratio*	2.68%	3.37%	3.12%
Total return, lowest to highest**	13.40%	27.22%	(27.87%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (h)
Units, beginning of period	206,889	88,052	34,509	—
Units issued	607,899	151,966	66,918	40,759
Units redeemed	(169,304)	(33,129)	(13,375)	(6,250)

Units, end of period	645,484	206,889	88,052	34,509

Unit value, end of period $	14.29	11.61	5.77	11.99
Assets, end of period $	9,226,107	2,402,101	507,699	413,901
Investment income ratio*	1.79%	0.17%	3.11%	1.63%
Total return, lowest to highest**	23.11%	1.56% to 101.36%	(51.92%)	7.16% to 19.94%

(h) Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account
	Emerging Markets Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (h)
Units, beginning of period	505,634	386,629	70,658	—
Units issued	280,552	166,291	394,873	323,440
Units redeemed	(252,269)	(47,286)	(78,902)	(252,782)

Units, end of period	533,917	505,634	386,629	70,658

Unit value, end of period $	17.84	14.50	7.21	15.00
Assets, end of period $	9,523,826	7,331,272	2,787,213	1,059,804
Investment income ratio*	1.44%	0.09%	3.88%	1.19%
Total return, lowest to highest**	23.03%	101.12%	(51.94%)	19.99%

(h) Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Equity-Income Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	470,729	307,924	190,329	44,286	1,467
Units issued	196,081	249,024	150,275	185,002	46,313
Units redeemed	(67,501)	(86,219)	(32,680)	(38,959)	(3,494)

Units, end of period	599,309	470,729	307,924	190,329	44,286

Unit value, end of period $	28.12	24.40	19.40	30.29	29.30
Assets, end of period $	16,850,942	11,486,502	5,975,008	5,764,993	1,297,432
Investment income ratio*	2.25%	2.39%	3.09%	3.24%	0.68%
Total return, lowest to highest**	15.23%	24.57% to 30.76%	(35.94%) to (23.36%)	(0.41%) to 3.39%	14.00% to 19.05%

	Sub-Account
	Equity-Income Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,429,347	1,711,504	1,905,393	2,003,642	2,132,819
Units issued	97,214	239,511	128,512	147,768	178,419
Units redeemed	(207,184)	(521,668)	(322,401)	(246,017)	(307,596)

Units, end of period	1,319,377	1,429,347	1,711,504	1,905,393	2,003,642

Unit value, end of period $	28.21	24.50	19.49	30.44	29.45
Assets, end of period $	37,216,943	35,024,330	33,359,115	57,992,370	59,007,712
Investment income ratio*	1.90%	2.08%	2.39%	2.88%	1.51%
Total return, lowest to highest**	15.12%	25.72%	(35.96%)	3.35%	19.02%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Financial Services Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	117,719	116,139	37,620	12,570	21
Units issued	60,283	51,387	110,768	32,535	13,168
Units redeemed	(33,992)	(49,807)	(32,249)	(7,485)	(619)

Units, end of period	144,010	117,719	116,139	37,620	12,570

Unit value, end of period $	18.72	16.68	11.79	21.29	22.83
Assets, end of period $	2,695,924	1,963,769	1,368,921	800,870	286,925
Investment income ratio*	0.40%	0.84%	1.36%	1.55%	0.01%
Total return, lowest to highest**	12.22%	25.68% to 49.06%	(44.63%) to (28.65%)	(6.73%) to (3.84%)	19.86% to 23.16%

	Sub-Account
	Financial Services Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	156,871	208,617	179,750	260,203	186,864
Units issued	99,560	32,516	88,029	145,683	205,741
Units redeemed	(79,194)	(84,262)	(59,162)	(226,136)	(132,402)

Units, end of period	177,237	156,871	208,617	179,750	260,203

Unit value, end of period $	15.59	13.89	9.82	17.74	19.04
Assets, end of period $	2,762,292	2,177,974	2,048,333	3,188,630	4,953,510
Investment income ratio*	0.36%	0.72%	1.04%	1.17%	0.28%
Total return, lowest to highest**	12.26%	41.41%	(44.65%)	(6.81%)	23.11%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	332,582	120,748	—
Units issued	352,869	278,194	140,744
Units redeemed	(82,066)	(66,360)	(19,996)

Units, end of period	603,385	332,582	120,748

Unit value, end of period $	9.89	8.93	6.79
Assets, end of period $	5,967,519	2,970,970	820,057
Investment income ratio*	5.24%	6.02%	10.70%
Total return, lowest to highest**	10.71%	25.33% to 32.61%	(32.68%) to (21.32%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	37,337	20,051	—
Units issued	7,491	24,025	20,207
Units redeemed	(7,742)	(6,739)	(156)

Units, end of period	37,086	37,337	20,051

Unit value, end of period $	9.88	8.92	6.79
Assets, end of period $	366,286	333,222	136,112
Investment income ratio*	4.00%	4.56%	9.47%
Total return, lowest to highest**	10.66%	31.48%	(32.12%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	40,570	17,753	11,432	249	—
Units issued	38,989	30,188	17,617	12,492	271
Units redeemed	(11,916)	(7,371)	(11,296)	(1,309)	(22)

Units, end of period	67,643	40,570	17,753	11,432	249

Unit value, end of period $	49.89	39.29	26.44	45.60	40.75
Assets, end of period $	3,374,937	1,593,765	469,300	521,298	10,122
Investment income ratio*	0.20%	0.07%	0.00%	0.00%	0.00%
Total return, lowest to highest**	27.00%	29.61% to 50.68%	(42.03%) to (33.95%)	2.22% to 11.92%	6.09% to 16.35%

(a) Fund available in prior year but no activity.

	Sub-Account
	Fundamental Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	657,031	521,433	217,370	115,334	141
Units issued	116,064	263,000	335,263	153,127	124,158
Units redeemed	(89,389)	(127,402)	(31,200)	(51,091)	(8,965)

Units, end of period	683,706	657,031	521,433	217,370	115,334

Unit value, end of period $	11.96	10.57	8.02	13.20	12.68
Assets, end of period $	8,179,935	6,944,210	4,180,215	2,869,319	1,462,722
Investment income ratio*	1.24%	1.07%	1.33%	1.90%	0.07%
Total return, lowest to highest**	13.20%	24.46% to 38.50%	(39.27%) to (27.52%)	1.75% to 4.08%	12.76% to 14.55%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	2,292,817	2,614,431	839,619	843,213	849,648
Units issued	51,837	147,278	1,944,160	82,479	133,558
Units redeemed	(363,700)	(468,892)	(169,348)	(86,073)	(139,993)

Units, end of period	1,980,954	2,292,817	2,614,431	839,619	843,213

Unit value, end of period $	16.73	14.79	11.23	18.50	17.78
Assets, end of period $	33,146,677	33,921,686	29,351,918	15,533,588	14,994,270
Investment income ratio*	1.10%	0.93%	2.04%	1.61%	0.78%
Total return, lowest to highest**	13.10%	31.78%	(39.32%)	4.04%	14.51%

	Sub-Account
	Global Bond Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	375,186	246,235	101,209	17,041	89
Units issued	221,715	208,461	214,587	124,717	18,077
Units redeemed	(70,819)	(79,510)	(69,561)	(40,549)	(1,125)

Units, end of period	526,082	375,186	246,235	101,209	17,041

Unit value, end of period $	27.24	24.68	21.38	22.37	20.41
Assets, end of period $	14,332,298	9,258,209	5,264,809	2,264,010	347,795
Investment income ratio*	4.05%	12.11%	0.45%	8.78%	0.00%
Total return, lowest to highest**	10.40%	13.91% to 15.41%	(10.44%) to (1.77%)	7.85% to 9.61%	1.63% to 5.64%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	322,510	353,326	378,221	297,509	322,524
Units issued	50,441	47,286	169,048	133,164	120,068
Units redeemed	(87,534)	(78,102)	(193,943)	(52,452)	(145,083)

Units, end of period	285,417	322,510	353,326	378,221	297,509

Unit value, end of period $	27.18	24.64	21.36	22.36	20.39
Assets, end of period $	7,758,500	7,947,891	7,545,805	8,456,390	6,067,380
Investment income ratio*	3.42%	12.46%	0.66%	8.07%	0.00%
Total return, lowest to highest**	10.30%	15.39%	(4.48%)	9.63%	5.27%

	Sub-Account
	Global Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	232,154	169,750	126,882	17,172	521
Units issued	58,151	140,435	121,812	156,179	20,726
Units redeemed	(27,450)	(78,031)	(78,944)	(46,469)	(4,075)

Units, end of period	262,855	232,154	169,750	126,882	17,172

Unit value, end of period $	11.79	10.94	8.32	13.75	13.57
Assets, end of period $	3,099,757	2,539,033	1,412,211	1,744,368	233,002
Investment income ratio*	1.80%	1.86%	2.39%	2.20%	0.33%
Total return, lowest to highest**	7.82%	25.95% to 34.80%	(39.49%) to (23.39%)	(1.71%) to 1.32%	12.88% to 20.42%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	428,601	509,405	580,663	616,455	608,573
Units issued	18,009	26,736	21,813	42,055	100,069
Units redeemed	(74,860)	(107,540)	(93,071)	(77,847)	(92,187)

Units, end of period	371,750	428,601	509,405	580,663	616,455

Unit value, end of period $	21.84	20.27	15.43	25.52	25.19
Assets, end of period $	8,119,788	8,687,246	7,859,543	14,819,721	15,525,583
Investment income ratio*	1.51%	1.64%	1.89%	2.27%	1.27%
Total return, lowest to highest**	7.76%	31.36%	(39.55%)	1.34%	20.32%

	Sub-Account
	Health Sciences Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	207,051	188,453	96,833	43,543	19
Units issued	113,103	124,348	135,216	66,550	54,129
Units redeemed	(66,555)	(105,750)	(43,596)	(13,260)	(10,605)

Units, end of period	253,599	207,051	188,453	96,833	43,543

Unit value, end of period $	18.48	15.96	12.11	17.26	14.66
Assets, end of period $	4,687,298	3,304,423	2,281,170	1,671,128	638,287
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	15.81%	29.89% to 34.30%	(29.86%) to (21.80%)	11.46% to 17.73%	4.52% to 13.10%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Health Sciences Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	297,616	334,940	366,728	309,378	414,571
Units issued	41,742	287,026	429,784	212,104	132,428
Units redeemed	(146,514)	(324,350)	(461,572)	(154,754)	(237,621)

Units, end of period	192,844	297,616	334,940	366,728	309,378

Unit value, end of period $	23.76	20.54	15.58	22.23	18.89
Assets, end of period $	4,582,678	6,112,890	5,219,205	8,152,233	5,844,448
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	15.70%	31.81%	(29.90%)	17.67%	8.37%

	Sub-Account
	High Yield Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	377,891	174,952	73,752	17,277	232
Units issued	598,494	424,203	134,571	82,542	19,407
Units redeemed	(381,435)	(221,264)	(33,371)	(26,067)	(2,362)

Units, end of period	594,950	377,891	174,952	73,752	17,277

Unit value, end of period $	16.15	14.20	9.19	13.03	12.82
Assets, end of period $	9,607,893	5,365,173	1,607,698	961,063	221,508
Investment income ratio*	55.57%	15.77%	11.18%	14.21%	0.42%
Total return, lowest to highest**	13.75%	31.02% to 54.51%	(29.78%) to (24.36%)	1.64% to 3.36%	7.71% to 10.48%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	High Yield Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	527,616	637,343	608,635	820,106	900,558
Units issued	260,290	79,853	135,737	465,144	570,917
Units redeemed	(198,419)	(189,580)	(107,029)	(676,615)	(651,369)

Units, end of period	589,487	527,616	637,343	608,635	820,106

Unit value, end of period $	24.54	21.57	13.96	19.81	19.49
Assets, end of period $	14,466,302	11,379,527	8,896,592	12,054,256	15,981,183
Investment income ratio*	46.27%	11.48%	10.10%	11.78%	6.72%
Total return, lowest to highest**	13.78%	54.51%	(29.52%)	1.64%	10.37%

	Sub-Account
	International Core Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (f)
Units, beginning of period	355,255	290,137	165,333	44,439	147
Units issued	115,012	121,727	156,585	167,352	47,659
Units redeemed	(57,626)	(56,609)	(31,781)	(46,458)	(3,367)

Units, end of period	412,641	355,255	290,137	165,333	44,439

Unit value, end of period $	13.22	12.05	10.16	16.55	14.84
Assets, end of period $	5,454,795	4,282,316	2,948,335	2,735,485	659,612
Investment income ratio*	2.16%	2.48%	6.58%	2.70%	0.45%
Total return, lowest to highest**	9.67%	18.62% to 22.55%	(38.58%) to (22.22%)	3.06% to 11.46%	12.48% to 24.81%

(f)	Fund renamed on May 1, 2006. Previously known as International Stock Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Core Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (f)
Units, beginning of period	1,030,714	1,179,956	1,267,527	1,379,369	1,574,644
Units issued	34,465	44,296	57,825	172,874	199,302
Units redeemed	(115,818)	(193,538)	(145,396)	(284,716)	(394,577)

Units, end of period	949,361	1,030,714	1,179,956	1,267,527	1,379,369

Unit value, end of period $	17.99	16.42	13.84	22.54	20.23
Assets, end of period $	17,079,150	16,921,930	16,328,396	28,576,915	27,910,801
Investment income ratio*	1.89%	2.41%	5.21%	2.20%	0.60%
Total return, lowest to highest**	9.58%	18.64%	(38.62%)	11.42%	24.77%

(f)	Fund renamed on May 1, 2006. Previously known as International Stock Trust.

Sub-Account
International Equity Index Trust A Series 0
Year Ended Dec. 31/10 (bb)
Units, beginning of period	—
Units issued	544,939
Units redeemed	(124,076)

Units, end of period	420,863

Unit value, end of period $	11.08
Assets, end of period $	4,661,679
Investment income ratio*	2.41%
Total return, lowest to highest**	10.76%

(bb)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Equity Index Trust A Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	383,506	432,901	401,232	354,913	282,461
Units issued	598,641	73,467	173,638	102,021	175,803
Units redeemed	(231,035)	(122,862)	(141,969)	(55,702)	(103,351)

Units, end of period	751,112	383,506	432,901	401,232	354,913

Unit value, end of period $	21.19	19.11	13.87	25.00	21.66
Assets, end of period $	15,918,574	7,331,369	6,003,063	10,033,176	7,689,141
Investment income ratio*	2.53%	12.86%	2.15%	3.92%	0.72%
Total return, lowest to highest**	10.87%	37.85%	(44.54%)	15.42%	25.48%

	Sub-Account
	International Equity Index Trust B Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	277,336	185,564	115,068	17,730	56
Units issued	127,757	150,828	115,371	194,216	19,452
Units redeemed	(49,382)	(59,056)	(44,875)	(96,878)	(1,778)

Units, end of period	355,711	277,336	185,564	115,068	17,730

Unit value, end of period $	41.02	36.81	26.52	47.69	41.18
Assets, end of period $	14,592,460	10,209,621	4,921,514	5,487,278	730,024
Investment income ratio*	2.87%	4.64%	3.18%	5.61%	0.17%
Total return, lowest to highest**	11.43%	27.56% to 43.56%	(44.38%) to (27.72%)	6.22% to 15.82%	15.34% to 27.11%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Opportunities Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	299,029	205,601	123,540	20,208	43
Units issued	155,378	181,390	137,348	113,238	22,683
Units redeemed	(84,738)	(87,962)	(55,287)	(9,906)	(2,518)

Units, end of period	369,669	299,029	205,601	123,540	20,208

Unit value, end of period $	14.33	12.59	9.16	18.51	15.41
Assets, end of period $	5,295,682	3,766,046	1,883,257	2,286,484	311,443
Investment income ratio*	1.67%	1.28%	1.61%	2.04%	0.04%
Total return, lowest to highest**	13.75%	21.08% to 41.09%	(50.51%) to (34.21%)	14.07% to 20.10%	13.70% to 23.96%

	Sub-Account
	International Opportunities Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	259,264	185,087	289,267	194,092	11,505
Units issued	177,794	192,237	371,715	375,594	299,463
Units redeemed	(217,848)	(118,060)	(475,895)	(280,419)	(116,876)

Units, end of period	219,210	259,264	185,087	289,267	194,092

Unit value, end of period $	17.84	15.71	11.42	23.10	19.23
Assets, end of period $	3,910,999	4,072,466	2,113,584	6,681,311	3,732,687
Investment income ratio*	1.34%	1.16%	1.15%	1.99%	0.67%
Total return, lowest to highest**	13.58%	37.55%	(50.56%)	20.10%	23.84%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Small Company Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ag)
Units, beginning of period	450,469	—
Units issued	169,761	464,129
Units redeemed	(176,446)	(13,660)

Units, end of period	443,784	450,469

Unit value, end of period $	12.07	9.84
Assets, end of period $	5,355,455	4,433,086
Investment income ratio*	2.89%	0.79%
Total return, lowest to highest**	22.62%	(1.59%)

(ag) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	International Small Company Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ag)
Units, beginning of period	942,338	—
Units issued	41,452	962,899
Units redeemed	(323,881)	(20,561)

Units, end of period	659,909	942,338

Unit value, end of period $	12.06	9.83
Assets, end of period $	7,959,249	9,263,025
Investment income ratio*	2.55%	0.79%
Total return, lowest to highest**	22.70%	(1.70%)

(ag) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	519,945	442,372	259,863	73,556	88
Units issued	413,923	197,188	281,212	244,711	82,565
Units redeemed	(79,495)	(119,615)	(98,703)	(58,404)	(9,097)

Units, end of period	854,373	519,945	442,372	259,863	73,556

Unit value, end of period $	13.43	12.43	9.15	15.95	14.55
Assets, end of period $	11,473,265	6,464,991	4,046,318	4,143,934	1,070,153
Investment income ratio*	2.45%	2.52%	4.45%	4.71%	0.22%
Total return, lowest to highest**	8.00%	26.96% to 39.98%	(42.64%) to (26.82%)	5.24% to 9.61%	17.67% to 29.61%

	Sub-Account
	International Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,045,893	1,356,901	1,564,989	1,763,611	1,600,518
Units issued	67,207	48,846	40,606	222,231	580,310
Units redeemed	(196,918)	(359,854)	(248,694)	(420,853)	(417,217)

Units, end of period	916,182	1,045,893	1,356,901	1,564,989	1,763,611

Unit value, end of period $	20.86	19.32	14.23	24.81	22.65
Assets, end of period $	19,105,464	20,198,265	19,301,098	38,827,351	39,949,803
Investment income ratio*	1.95%	2.07%	3.45%	4.22%	1.73%
Total return, lowest to highest**	7.98%	35.77%	(42.66%)	9.52%	29.60%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	315,676	184,975	80,225	10,501	—
Units issued	186,751	218,176	160,301	82,285	11,284
Units redeemed	(118,141)	(87,475)	(55,551)	(12,561)	(783)

Units, end of period	384,286	315,676	184,975	80,225	10,501

Unit value, end of period $	13.26	12.33	10.97	11.15	10.50
Assets, end of period $	5,097,118	3,893,677	2,029,254	894,483	110,223
Investment income ratio*	5.66%	5.48%	8.35%	10.61%	1.26%
Total return, lowest to highest**	7.54%	9.70% to 12.43%	(3.10%) to 0.35%	4.83% to 6.23%	3.64% to 4.76%

(a) Fund available in prior year but no activity.

	Sub-Account
	Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	667,800	730,818	835,318	883,152	934,699
Units issued	81,173	36,042	29,684	67,579	80,538
Units redeemed	(175,532)	(99,060)	(134,184)	(115,413)	(132,085)

Units, end of period	573,441	667,800	730,818	835,318	883,152

Unit value, end of period $	28.16	26.20	23.30	23.70	22.31
Assets, end of period $	16,144,443	17,497,145	17,028,718	19,795,158	19,705,785
Investment income ratio*	5.00%	4.92%	6.47%	8.98%	5.99%
Total return, lowest to highest**	7.45%	12.45%	(1.67%)	6.21%	3.57%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (av)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	60,107	35,483	24,122	506	—
Units issued	49,616	45,583	36,821	25,433	653
Units redeemed	(19,179)	(20,959)	(25,460)	(1,817)	(147)

Units, end of period	90,544	60,107	35,483	24,122	506

Unit value, end of period $	28.27	22.97	16.72	32.76	26.76
Assets, end of period $	2,559,723	1,380,753	593,204	790,298	13,557
Investment income ratio*	0.36%	0.65%	0.02%	0.79%	1.67%
Total return, lowest to highest**	23.06%	24.69% to 41.05%	(48.97%) to (29.61%)	13.70% to 22.43%	3.17% to 8.52%

(av) Fund renamed on November 16, 2009. Previously known as Turner Core Growth Trust.
(a) Fund available in prior year but no activity.
	Sub-Account
	Large Cap Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	148,296	119,357	74,283	14,830	—
Units issued	94,687	139,797	61,227	64,255	15,487
Units redeemed	(21,350)	(110,858)	(16,153)	(4,802)	(657)

Units, end of period	221,633	148,296	119,357	74,283	14,830

Unit value, end of period $	11.69	10.27	7.84	12.96	12.77
Assets, end of period $	2,590,389	1,522,435	935,239	962,931	189,343
Investment income ratio*	1.32%	1.99%	1.95%	1.18%	0.02%
Total return, lowest to highest**	13.84%	26.52% to 35.15%	(39.55%) to (28.84%)	(1.46%) to 1.53%	13.34% to 14.38%

(a) Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,099,700	1,257,230	1,351,236	34,072	869
Units issued	49,033	78,269	29,850	1,587,795	148,535
Units redeemed	(141,553)	(235,799)	(123,856)	(270,631)	(115,332)

Units, end of period	1,007,180	1,099,700	1,257,230	1,351,236	34,072

Unit value, end of period $	14.58	12.81	9.79	16.19	15.97
Assets, end of period $	14,679,411	14,091,141	12,311,939	21,878,540	544,040
Investment income ratio*	1.07%	1.95%	1.42%	0.79%	0.02%
Total return, lowest to highest**	13.75%	30.85%	(39.52%)	1.40%	14.36%

	Sub-Account
	Large Cap Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	980,349	581,679	312,808	40,849	285
Units issued	320,990	553,100	341,611	353,983	51,967
Units redeemed	(162,878)	(154,430)	(72,740)	(82,024)	(11,403)

Units, end of period	1,138,461	980,349	581,679	312,808	40,849

Unit value, end of period $	10.95	9.96	9.00	14.03	13.43
Assets, end of period $	12,467,873	9,762,675	5,233,006	4,389,271	548,776
Investment income ratio*	1.37%	1.93%	1.99%	1.30%	0.12%
Total return, lowest to highest**	9.97%	10.68% to 17.03%	(35.89%) to (22.82%)	0.67% to 4.45%	11.34% to 16.03%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	383,688	416,921	424,640	316,288	275,325
Units issued	71,765	150,636	99,090	164,214	198,243
Units redeemed	(105,222)	(183,869)	(106,809)	(55,862)	(157,280)

Units, end of period	350,231	383,688	416,921	424,640	316,288

Unit value, end of period $	21.17	19.26	17.41	27.16	26.02
Assets, end of period $	7,414,126	7,389,601	7,257,508	11,533,344	8,230,078
Investment income ratio*	1.21%	1.65%	1.61%	1.02%	0.46%
Total return, lowest to highest**	9.91%	10.63%	(35.91%)	4.38%	15.94%

	Sub-Account
	Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (v)
Units, beginning of period	4,770,594	3,513,566	1,878,078	698,032	11,325
Units issued	1,404,755	1,940,204	2,218,963	1,303,383	808,006
Units redeemed	(687,091)	(683,176)	(583,475)	(123,337)	(121,299)

Units, end of period	5,488,258	4,770,594	3,513,566	1,878,078	698,032

Unit value, end of period $	13.29	11.41	8.41	14.50	13.34
Assets, end of period $	72,955,593	54,435,579	29,546,692	27,229,364	9,314,281
Investment income ratio*	2.16%	1.30%	2.63%	8.96%	1.56%
Total return, lowest to highest**	16.50%	26.59% to 40.08%	(42.00%) to (28.35%)	2.48% to 8.66%	10.16% to 15.48%

(v)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (v)
Units, beginning of period	938,838	1,095,292	1,045,746	1,034,272	864,648
Units issued	36,362	137,449	165,571	131,507	321,777
Units redeemed	(157,812)	(293,903)	(116,025)	(120,033)	(152,153)

Units, end of period	817,388	938,838	1,095,292	1,045,746	1,034,272

Unit value, end of period $	22.24	19.10	14.08	24.27	22.36
Assets, end of period $	18,178,383	17,930,628	15,423,262	25,384,726	23,128,583
Investment income ratio*	1.90%	0.97%	1.89%	9.34%	7.30%
Total return, lowest to highest**	16.45%	35.62%	(41.99%)	8.55%	15.46%

(v) Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

	Sub-Account
	Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (w)
Units, beginning of period	10,444,013	7,388,432	3,616,870	1,155,928	30,197
Units issued	4,042,323	4,136,998	4,240,191	2,847,801	1,310,263
Units redeemed	(1,316,673)	(1,081,417)	(468,629)	(386,859)	(184,532)

Units, end of period	13,169,663	10,444,013	7,388,432	3,616,870	1,155,928

Unit value, end of period $	13.25	11.85	9.06	13.19	12.37
Assets, end of period $	174,502,129	123,807,369	66,910,374	47,697,845	14,300,087
Investment income ratio*	3.20%	5.22%	4.71%	7.59%	1.76%
Total return, lowest to highest**	11.78%	21.41% to 31.35%	(31.33%) to (21.25%)	3.29% to 6.60%	9.80% to 12.80%

(w) Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (w)
Units, beginning of period	2,706,170	2,926,535	2,881,154	2,622,654	2,359,219
Units issued	287,179	311,933	262,253	543,402	476,514
Units redeemed	(423,705)	(532,298)	(216,872)	(284,902)	(213,079)

Units, end of period	2,569,644	2,706,170	2,926,535	2,881,154	2,622,654

Unit value, end of period $	26.70	23.89	18.27	26.60	24.98
Assets, end of period $	68,605,402	64,656,349	53,476,454	76,629,316	65,514,497
Investment income ratio*	2.77%	4.39%	3.34%	7.47%	5.23%
Total return, lowest to highest**	11.74%	30.75%	(31.30%)	6.47%	12.73%

(w) Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust.

	Sub-Account
	Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (x)
Units, beginning of period	1,106,731	590,238	200,767	122,621	10
Units issued	667,719	691,005	441,003	127,951	128,552
Units redeemed	(363,791)	(174,512)	(51,532)	(49,805)	(5,941)

Units, end of period	1,410,659	1,106,731	590,238	200,767	122,621

Unit value, end of period $	13.27	12.15	9.99	11.81	11.21
Assets, end of period $	18,723,583	13,445,432	5,895,568	2,371,123	1,374,679
Investment income ratio*	3.07%	7.08%	6.69%	9.09%	0.65%
Total return, lowest to highest**	9.25%	15.08% to 21.63%	(16.40%) to (10.74%)	4.04% to 5.35%	7.10% to 8.44%

(x) Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (x)
Units, beginning of period	242,898	353,487	305,309	288,038	295,628
Units issued	102,956	90,967	111,077	70,842	22,359
Units redeemed	(90,107)	(201,556)	(62,899)	(53,571)	(29,949)

Units, end of period	255,747	242,898	353,487	305,309	288,038

Unit value, end of period $	28.42	26.05	21.40	25.35	24.06
Assets, end of period $	7,269,913	6,327,445	7,565,598	7,739,240	6,928,768
Investment income ratio*	2.80%	4.64%	4.71%	8.00%	4.66%
Total return, lowest to highest**	9.12%	21.71%	(15.57%)	5.38%	8.44%

(x) Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.

	Sub-Account
	Lifestyle Growth Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (y)
Units, beginning of period	18,176,732	14,810,060	8,400,013	2,785,384	52,831
Units issued	4,731,019	4,774,354	6,929,059	6,247,658	3,144,750
Units redeemed	(1,710,791)	(1,407,682)	(519,012)	(633,029)	(412,197)

Units, end of period	21,196,960	18,176,732	14,810,060	8,400,013	2,785,384

Unit value, end of period $	13.16	11.64	8.73	13.76	12.79
Assets, end of period $	278,953,124	211,587,068	129,311,195	115,560,317	35,629,937
Investment income ratio*	2.72%	3.81%	3.44%	7.85%	2.18%
Total return, lowest to highest**	13.04%	23.39% to 35.36%	(36.54%) to (24.41%)	3.01% to 7.55%	9.70% to 13.58%

(y)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (y)
Units, beginning of period	4,101,646	4,339,925	4,344,121	4,080,709	3,536,083
Units issued	368,891	301,296	383,567	564,108	862,632
Units redeemed	(631,249)	(539,575)	(387,763)	(300,696)	(318,006)

Units, end of period	3,839,288	4,101,646	4,339,925	4,344,121	4,080,709

Unit value, end of period $	24.60	21.77	16.33	25.76	23.96
Assets, end of period $	94,446,831	89,280,928	70,870,986	111,895,709	97,756,372
Investment income ratio*	2.37%	3.36%	2.59%	7.77%	5.91%
Total return, lowest to highest**	13.02%	33.30%	(36.60%)	7.52%	13.50%

(y) Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.

	Sub-Account
	Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (z)
Units, beginning of period	2,057,082	1,272,272	452,621	138,568	5,779
Units issued	1,042,419	996,802	1,002,161	380,409	188,312
Units redeemed	(393,424)	(211,992)	(182,510)	(66,356)	(55,523)

Units, end of period	2,706,077	2,057,082	1,272,272	452,621	138,568

Unit value, end of period $	13.17	11.90	9.35	12.33	11.71
Assets, end of period $	35,632,464	24,470,508	11,899,730	5,582,305	1,622,337
Investment income ratio*	2.99%	5.89%	6.57%	8.30%	1.43%
Total return, lowest to highest**	10.69%	19.31% to 27.32%	(24.16%) to (16.44%)	3.32% to 5.34%	8.31% to 10.49%

(z)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (z)
Units, beginning of period	596,342	503,996	557,212	560,538	452,129
Units issued	63,551	199,046	63,831	100,670	181,674
Units redeemed	(101,745)	(106,700)	(117,047)	(103,996)	(73,265)

Units, end of period	558,148	596,342	503,996	557,212	560,538

Unit value, end of period $	27.41	24.80	19.48	25.72	24.42
Assets, end of period $	15,300,796	14,787,406	9,820,583	14,329,767	13,690,869
Investment income ratio*	2.69%	5.03%	3.94%	7.58%	4.05%
Total return, lowest to highest**	10.55%	27.25%	(24.23%)	5.29%	10.42%

(z) Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.

	Sub-Account
	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	469,613	336,018	208,382	50,336	597
Units issued	272,620	187,893	173,965	184,482	55,816
Units redeemed	(123,137)	(54,298)	(46,329)	(26,436)	(6,077)

Units, end of period	619,096	469,613	336,018	208,382	50,336

Unit value, end of period $	16.48	13.07	9.56	15.02	13.97
Assets, end of period $	10,201,755	6,138,614	3,212,295	3,130,123	703,035
Investment income ratio*	1.23%	1.25%	1.17%	1.85%	0.11%
Total return, lowest to highest**	26.06%	29.11% to 42.62%	(36.99%) to (29.45%)	0.35% to 7.55%	4.26% to 9.74%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	524,106	596,880	554,751	594,832	497,551
Units issued	205,040	54,640	237,287	68,909	203,449
Units redeemed	(194,433)	(127,414)	(195,158)	(108,990)	(106,168)

Units, end of period	534,713	524,106	596,880	554,751	594,832

Unit value, end of period $	25.19	20.00	14.62	22.99	21.39
Assets, end of period $	13,471,198	10,480,930	8,727,626	12,756,543	12,722,488
Investment income ratio*	1.10%	1.04%	0.96%	1.32%	0.60%
Total return, lowest to highest**	25.98%	36.76%	(36.41%)	7.51%	9.72%

	Sub-Account
	Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	176,129	155,683	75,526	27,958	15
Units issued	59,109	97,837	98,969	58,906	30,456
Units redeemed	(30,621)	(77,391)	(18,812)	(11,338)	(2,513)

Units, end of period	204,617	176,129	155,683	75,526	27,958

Unit value, end of period $	44.84	36.43	27.71	49.27	39.87
Assets, end of period $	9,174,985	6,417,141	4,314,429	3,721,080	1,114,529
Investment income ratio*	0.00%	0.00%	0.00%	0.01%	0.00%
Total return, lowest to highest**	23.07%	29.99% to 34.85%	(43.75%) to (29.90%)	10.93% to 23.59%	7.52% to 13.66%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,080,719	1,414,125	1,205,358	1,169,706	1,344,785
Units issued	66,300	42,716	541,458	316,331	142,422
Units redeemed	(182,526)	(376,122)	(332,691)	(280,679)	(317,501)

Units, end of period	964,493	1,080,719	1,414,125	1,205,358	1,169,706

Unit value, end of period $	20.65	16.78	12.77	22.72	18.38
Assets, end of period $	19,917,386	18,132,142	18,063,397	27,378,695	21,500,613
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	23.08%	31.35%	(43.76%)	23.57%	13.55%

	Sub-Account
	Mid Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	330,037	103,100	37,058	4,130	3
Units issued	101,003	294,324	77,359	39,323	5,013
Units redeemed	(45,711)	(67,387)	(11,317)	(6,395)	(886)

Units, end of period	385,329	330,037	103,100	37,058	4,130

Unit value, end of period $	24.10	20.74	14.18	21.71	21.60
Assets, end of period $	9,285,003	6,846,115	1,462,138	804,502	89,207
Investment income ratio*	2.33%	0.76%	1.44%	3.40%	0.15%
Total return, lowest to highest**	16.16%	32.28% to 49.15%	(34.67%) to (26.96%)	(3.42%) to 0.51%	14.99% to 20.34%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (a)
Units, beginning of period	842,390	—
Units issued	94,346	997,494
Units redeemed	(203,450)	(155,104)

Units, end of period	733,286	842,390

Unit value, end of period $	15.73	13.54
Assets, end of period $	11,536,235	11,409,177
Investment income ratio*	2.04%	0.44%
Total return, lowest to highest**	16.15%	35.44%

(a)	Fund available in prior year but no activity.

	Sub-Account
	Money Market Trust B Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	5,810,901	4,387,763	2,246,082	917,876	105,299
Units issued	7,331,480	8,613,327	8,254,087	5,797,520	3,022,032
Units redeemed	(8,240,722)	(7,190,189)	(6,112,406)	(4,469,314)	(2,209,455)

Units, end of period	4,901,659	5,810,901	4,387,763	2,246,082	917,876

Unit value, end of period $	17.35	17.34	17.26	16.90	16.12
Assets, end of period $	85,041,010	100,766,835	75,728,956	37,963,831	14,799,912
Investment income ratio*	0.05%	0.45%	1.95%	4.36%	4.51%
Total return, lowest to highest**	0.03%	0.20% to 0.47%	0.40% to 2.12%	1.92% to 4.82%	3.05% to 4.70%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Money Market Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	3,295,893	3,775,913	3,377,195	3,532,527	3,667,916
Units issued	1,283,183	1,217,363	2,755,350	2,384,421	2,080,974
Units redeemed	(2,028,968)	(1,697,383)	(2,356,632)	(2,539,753)	(2,216,363)

Units, end of period	2,550,108	3,295,893	3,775,913	3,377,195	3,532,527

Unit value, end of period $	24.64	24.64	24.59	24.17	23.11
Assets, end of period $	62,816,401	81,193,542	92,838,321	81,593,898	81,624,374
Investment income ratio*	0.00%	0.21%	1.76%	4.46%	4.35%
Total return, lowest to highest**	0.00%	0.20%	1.76%	4.56%	4.45%

	Sub-Account
	Natural Resources Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	693,218	450,456	194,978	49,789	53
Units issued	404,145	423,684	368,460	178,705	63,441
Units redeemed	(183,116)	(180,922)	(112,982)	(33,516)	(13,705)

Units, end of period	914,247	693,218	450,456	194,978	49,789

Unit value, end of period $	21.16	18.36	11.53	23.82	16.92
Assets, end of period $	19,343,408	12,726,294	5,193,695	4,644,832	842,321
Investment income ratio*	0.80%	1.20%	0.88%	1.30%	0.21%
Total return, lowest to highest**	15.25%	28.14% to 59.35%	(57.17%) to (41.22%)	18.70% to 40.81%	6.27% to 22.32%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Natural Resources Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	252,034	278,358	356,574	283,163	273,647
Units issued	62,695	115,272	111,950	180,936	148,608
Units redeemed	(84,907)	(141,596)	(190,166)	(107,525)	(139,092)

Units, end of period	229,822	252,034	278,358	356,574	283,163

Unit value, end of period $	50.15	43.52	27.34	56.50	40.16
Assets, end of period $	11,524,890	10,969,899	7,610,932	20,147,455	11,373,376
Investment income ratio*	0.64%	1.02%	0.56%	1.17%	0.51%
Total return, lowest to highest**	15.21%	59.19%	(51.61%)	40.67%	22.29%

	Sub-Account
	Optimized All Cap Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aa)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	532,399	443,600	25,873	1,680	1
Units issued	142,888	152,153	455,450	28,784	1,766
Units redeemed	(65,779)	(63,354)	(37,723)	(4,591)	(87)

Units, end of period	609,508	532,399	443,600	25,873	1,680

Unit value, end of period $	11.98	10.02	7.81	13.73	13.22
Assets, end of period $	7,303,047	5,336,237	3,463,956	355,207	22,221
Investment income ratio*	1.31%	1.52%	1.51%	3.64%	2.19%
Total return, lowest to highest**	19.55%	26.61% to 31.86%	(43.12%) to (28.05%)	(0.84%) to 3.82%	9.88% to 15.24%

(aa)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Optimized All Cap Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aa)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	34,577	32,870	32,836	27,796	21,687
Units issued	13,754	12,093	9,367	11,476	18,378
Units redeemed	(8,226)	(10,386)	(9,333)	(6,436)	(12,269)

Units, end of period	40,105	34,577	32,870	32,836	27,796

Unit value, end of period $	20.22	16.91	13.19	23.21	22.36
Assets, end of period $	811,038	584,890	433,461	761,997	621,515
Investment income ratio*	1.26%	1.42%	0.88%	1.33%	1.03%
Total return, lowest to highest**	19.55%	28.27%	(43.18%)	3.79%	15.17%

(aa) Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

	Sub-Account
	Optimized Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	20,267	11,689	7,128	2,847	—
Units issued	7,657	10,482	8,330	7,399	2,882
Units redeemed	(2,497)	(1,904)	(3,769)	(3,118)	(35)

Units, end of period	25,427	20,267	11,689	7,128	2,847

Unit value, end of period $	10.74	9.46	7.60	12.91	13.61
Assets, end of period $	272,999	191,702	88,785	91,988	38,732
Investment income ratio*	2.23%	2.37%	3.21%	2.39%	0.00%
Total return, lowest to highest**	13.51%	22.60% to 28.80%	(41.15%) to (27.37%)	(5.53%) to (5.17%)	16.59% to 21.36%

(ab)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.
(a)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Optimized Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	47,329	19,282	25,026	30,356	36,352
Units issued	2,297	31,578	2,174	7,487	22,747
Units redeemed	(29,021)	(3,531)	(7,918)	(12,817)	(28,743)

Units, end of period	20,605	47,329	19,282	25,026	30,356

Unit value, end of period $	15.29	13.47	10.82	18.40	19.41
Assets, end of period $	315,178	637,435	208,655	460,514	589,162
Investment income ratio*	1.63%	2.29%	2.19%	1.89%	0.97%
Total return, lowest to highest**	13.57%	24.47%	(41.20%)	(5.19%)	21.16%

(ab) Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.

	Sub-Account
	Overseas Equity Trust Series 0
	Year Ended Dec. 31/10 (c)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	167,580	129,813	40,111	13,281	2
Units issued	19,010	69,172	119,582	42,926	18,684
Units redeemed	(186,590)	(31,405)	(29,880)	(16,096)	(5,405)

Units, end of period	—	167,580	129,813	40,111	13,281

Unit value, end of period $	16.09	16.25	12.42	21.43	19.04
Assets, end of period $	—	2,722,847	1,612,177	859,551	252,920
Investment income ratio*	0.66%	2.36%	3.18%	3.12%	0.01%
Total return, lowest to highest**	(0.99%)	25.12% to 36.54%	(42.05%) to (24.67%)	5.73% to 12.53%	11.40% to 19.76%

(c)	Terminated as an investment option and funds transferred to International Value Trust on May 3, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Pacific Rim Trust Series 0
	Year Ended Dec. 31/10 (r)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	278,904	193,666	125,006	44,502	47
Units issued	50,083	173,536	122,434	141,802	52,089
Units redeemed	(328,987)	(88,298)	(53,774)	(61,298)	(7,634)

Units, end of period	—	278,904	193,666	125,006	44,502

Unit value, end of period $	12.50	12.23	9.25	15.40	14.10
Assets, end of period $	—	3,410,146	1,791,495	1,924,722	627,530
Investment income ratio*	0.46%	1.20%	2.12%	2.14%	0.27%
Total return, lowest to highest**	2.19%	23.44% to 40.09%	(39.92%) to (19.85%)	(0.46%) to 9.19%	2.51% to 11.22%

(r) Terminated as an investment option and funds transferred to International Equity Index Trust A on May 3, 2010.

	Sub-Account
	Pacific Rim Trust Series 1
	Year Ended Dec. 31/10 (r)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	758,298	846,472	786,214	893,146	995,501
Units issued	35,673	439,828	248,784	243,919	351,692
Units redeemed	(793,971)	(528,002)	(188,526)	(350,851)	(454,047)

Units, end of period	—	758,298	846,472	786,214	893,146

Unit value, end of period $	12.97	12.71	9.60	16.01	14.67
Assets, end of period $	—	9,633,323	8,126,772	12,583,017	13,097,299
Investment income ratio*	0.44%	1.04%	1.67%	1.85%	0.94%
Total return, lowest to highest**	2.11%	32.33%	(40.01%)	9.14%	11.05%

(r)	Terminated as an investment option and funds transferred to International Equity Index Trust A on May 3, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	109,220	74,792	46,414	15,832	506
Units issued	74,770	52,358	47,041	45,828	17,143
Units redeemed	(25,180)	(17,930)	(18,663)	(15,246)	(1,817)

Units, end of period	158,810	109,220	74,792	46,414	15,832

Unit value, end of period $	82.05	63.50	48.75	80.44	95.27
Assets, end of period $	13,029,715	6,935,886	3,646,139	3,733,509	1,508,246
Investment income ratio*	2.19%	3.94%	3.74%	2.83%	0.62%
Total return, lowest to highest**	29.20%	30.26% to 54.31%	(44.69%) to (36.94%)	(15.56%) to (1.55%)	30.03% to 38.17%

	Sub-Account
	Real Estate Securities Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	306,059	352,386	397,641	488,639	547,618
Units issued	17,567	15,848	11,831	17,780	83,833
Units redeemed	(55,364)	(62,175)	(57,086)	(108,778)	(142,812)

Units, end of period	268,262	306,059	352,386	397,641	488,639

Unit value, end of period $	98.33	76.11	58.47	96.52	114.37
Assets, end of period $	26,378,553	23,294,468	20,603,590	38,378,974	55,885,697
Investment income ratio*	1.85%	3.44%	3.27%	2.61%	1.80%
Total return, lowest to highest**	29.20%	30.17%	(39.42%)	(15.61%)	38.10%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Return Bond Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	344,224	253,630	54,762	13,027	127
Units issued	327,163	243,275	292,990	78,889	13,691
Units redeemed	(189,722)	(152,681)	(94,122)	(37,154)	(791)

Units, end of period	481,665	344,224	253,630	54,762	13,027

Unit value, end of period $	12.85	11.81	9.88	11.14	10.01
Assets, end of period $	6,191,370	4,066,454	2,506,551	610,144	130,354
Investment income ratio*	13.19%	8.94%	0.39%	11.24%	0.18%
Total return, lowest to highest**	8.82%	10.55% to 19.54%	(14.76%) to (11.30%)	8.41% to 11.36%	(0.09%) to 1.65%

	Sub-Account
	Real Return Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	234,387	247,930	271,912	200,725	175,430
Units issued	60,930	57,314	135,316	122,221	72,149
Units redeemed	(56,328)	(70,857)	(159,298)	(51,034)	(46,854)

Units, end of period	238,989	234,387	247,930	271,912	200,725

Unit value, end of period $	18.70	17.18	14.38	16.21	14.56
Assets, end of period $	4,468,220	4,026,751	3,565,244	4,407,333	2,922,527
Investment income ratio*	11.75%	8.93%	0.60%	7.48%	2.37%
Total return, lowest to highest**	8.83%	19.47%	(11.28%)	11.33%	0.39%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Science & Technology Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	225,851	140,196	104,902	51,885	—
Units issued	162,298	243,495	87,308	71,624	60,218
Units redeemed	(92,865)	(157,840)	(52,014)	(18,607)	(8,333)

Units, end of period	295,284	225,851	140,196	104,902	51,885

Unit value, end of period $	16.24	13.02	7.91	14.24	11.90
Assets, end of period $	4,795,416	2,941,591	1,109,529	1,493,768	617,666
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	24.69%	35.42% to 64.57%	(44.42%) to (29.01%)	6.67% to 19.62%	3.75% to 8.36%

	Sub-Account
	Science & Technology Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	977,502	937,299	1,251,546	1,205,352	1,391,437
Units issued	263,233	384,297	204,574	408,580	95,725
Units redeemed	(364,431)	(344,094)	(518,821)	(362,386)	(281,810)

Units, end of period	876,304	977,502	937,299	1,251,546	1,205,352

Unit value, end of period $	20.53	16.48	10.02	18.03	15.08
Assets, end of period $	17,990,824	16,104,706	9,388,296	22,565,014	18,175,973
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	24.61%	64.48%	(44.44%)	19.57%	5.53%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Short-Term Bond Trust Series 0
	Year Ended Dec. 31/10 (aw)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	98,001	38,434	15,556	1,839	—
Units issued	23,502	91,485	39,896	29,998	2,669
Units redeemed	(121,503)	(31,918)	(17,018)	(16,281)	(830)

Units, end of period	—	98,001	38,434	15,556	1,839

Unit value, end of period $	19.20 to 19.20	18.41 to 18.41	15.45	19.05	18.45
Assets, end of period $	—	1,804,562	593,655	296,348	33,927
Investment income ratio*	2.18%	6.08%	11.08%	12.02%	1.92%
Total return, lowest to highest**	4.27%	12.39% to 19.21%	(18.92%) to (15.98%)	1.04% to 3.25%	3.60% to 4.55%

(aw)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.
(a)	Fund available in prior year but no activity.

Sub-Account
Short Term Government Income Trust Series 0
Year Ended Dec. 31/10 (bb)
Units, beginning of period	—
Units issued	956,340
Units redeemed	(269,195)

Units, end of period	687,145

Unit value, end of period $	10.19
Assets, end of period $	7,002,646
Investment income ratio*	1.64%
Total return, lowest to highest**	1.91%

(bb)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Short Term Government Income Trust Series 1
Year Ended Dec. 31/10 (bb)
Units, beginning of period	—
Units issued	1,118,158
Units redeemed	(124,279)

Units, end of period	993,879

Unit value, end of period $	10.19
Assets, end of period $	10,123,515
Investment income ratio*	1.47%
Total return, lowest to highest**	1.86%

(bb)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

	Sub-Account
	Small Cap Growth Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	339,777	240,289	42,291	2,159	2
Units issued	113,561	189,053	220,279	45,710	4,651
Units redeemed	(48,277)	(89,565)	(22,281)	(5,578)	(2,494)

Units, end of period	405,061	339,777	240,289	42,291	2,159

Unit value, end of period $	19.45	15.92	11.84	19.59	17.19
Assets, end of period $	7,878,235	5,410,553	2,845,595	828,429	37,098
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	22.14%	33.17% to 40.36%	(39.54%) to (28.06%)	6.76% to 13.98%	4.81% to 13.47%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)
Units, beginning of period	95,838	83,112	—
Units issued	125,759	36,274	84,149
Units redeemed	(118,734)	(23,548)	(1,037)

Units, end of period	102,863	95,838	83,112

Unit value, end of period $	16.43	13.46	10.00
Assets, end of period $	1,690,116	1,289,932	831,231
Investment income ratio*	0.00%	0.00%	0.00%
Total return, lowest to highest**	22.08%	34.57%	0.01%

(ae)	Reflects the period from commencement of operations on November 10, 2008 through December 31, 2008.

	Sub-Account
	Small Cap Index Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	345,489	222,001	157,811	47,031	691
Units issued	168,675	166,756	120,420	128,807	53,950
Units redeemed	(64,329)	(43,268)	(56,230)	(18,027)	(7,610)

Units, end of period	449,835	345,489	222,001	157,811	47,031

Unit value, end of period $	16.10	12.74	10.05	15.16	15.48
Assets, end of period $	7,243,059	4,400,225	2,231,463	2,392,630	728,104
Investment income ratio*	0.61%	1.15%	1.51%	2.07%	0.06%
Total return, lowest to highest**	26.43%	26.70% to 35.11%	(33.70%) to (27.53%)	(2.06%) to (1.09%)	8.80% to 17.64%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Index Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	423,525	450,091	480,963	503,406	482,672
Units issued	82,577	46,142	56,257	55,899	71,939
Units redeemed	(109,410)	(72,708)	(87,129)	(78,342)	(51,205)

Units, end of period	396,692	423,525	450,091	480,963	503,406

Unit value, end of period $	20.24	16.01	12.65	19.08	19.50
Assets, end of period $	8,026,598	6,781,759	5,690,789	9,173,582	9,814,002
Investment income ratio*	0.50%	0.84%	1.33%	1.67%	0.48%
Total return, lowest to highest**	26.36%	26.64%	(33.71%)	(2.16%)	17.62%

	Sub-Account
	Small Cap Opportunities Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	140,869	85,254	37,769	23,676	17
Units issued	177,192	88,429	61,708	39,779	26,666
Units redeemed	(64,260)	(32,814)	(14,223)	(25,686)	(3,007)

Units, end of period	253,801	140,869	85,254	37,769	23,676

Unit value, end of period $	11.94	9.21	6.87	11.87	12.85
Assets, end of period $	3,031,332	1,297,069	585,730	448,408	304,246
Investment income ratio*	0.00%	0.00%	3.08%	2.34%	0.39%
Total return, lowest to highest**	29.71%	27.43% to 41.34%	(42.13%) to (30.64%)	(7.60%) to (6.53%)	4.03% to 10.47%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	288,749	316,192	340,366	389,017	408,563
Units issued	175,256	116,753	34,173	112,989	49,530
Units redeemed	(143,565)	(144,196)	(58,347)	(161,640)	(69,076)

Units, end of period	320,440	288,749	316,192	340,366	389,017

Unit value, end of period $	24.31	18.74	14.00	24.20	26.20
Assets, end of period $	7,788,189	5,412,188	4,427,273	8,235,210	10,192,903
Investment income ratio*	0.00%	0.00%	2.40%	1.85%	0.70%
Total return, lowest to highest**	29.67%	33.87%	(42.13%)	(7.66%)	10.45%

	Sub-Account
	Small Cap Value Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	174,707	112,498	60,139	10,694	1,157
Units issued	93,313	102,922	71,380	61,228	11,085
Units redeemed	(34,624)	(40,713)	(19,021)	(11,783)	(1,548)

Units, end of period	233,396	174,707	112,498	60,139	10,694

Unit value, end of period $	41.32	32.75	25.43	34.40	35.44
Assets, end of period $	9,643,799	5,722,457	2,861,205	2,068,955	378,961
Investment income ratio*	0.46%	0.81%	1.55%	1.24%	0.06%
Total return, lowest to highest**	26.15%	28.08% to 36.59%	(27.51%) to (21.37%)	(4.00%) to (2.92%)	13.65% to 19.32%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Value Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07 (a)
Units, beginning of period	223,113	372,081	58,614	—
Units issued	341,592	265,246	557,416	59,725
Units redeemed	(386,529)	(414,214)	(243,949)	(1,111)

Units, end of period	178,176	223,113	372,081	58,614

Unit value, end of period $	14.72	11.68	9.08	12.28
Assets, end of period $	2,623,375	2,605,053	3,377,013	719,629
Investment income ratio*	0.27%	0.68%	1.17%	0.60%
Total return, lowest to highest**	26.10%	28.65%	(26.07%)	(1.78%)

(a)	Fund available in prior year but no activity.

	Sub-Account
	Small Company Value Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	478,695	428,632	266,337	103,645	187
Units issued	117,625	177,293	241,808	189,323	114,103
Units redeemed	(95,646)	(127,230)	(79,513)	(26,631)	(10,645)

Units, end of period	500,674	478,695	428,632	266,337	103,645

Unit value, end of period $	15.00	12.36	9.67	13.25	13.41
Assets, end of period $	7,512,171	5,916,635	4,144,846	3,529,955	1,389,495
Investment income ratio*	1.46%	0.44%	0.86%	0.16%	0.02%
Total return, lowest to highest**	21.39%	27.82% to 35.35%	(29.59%) to (27.05%)	(2.27%) to (1.14%)	5.55% to 15.50%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Company Value Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	868,016	983,939	1,112,314	1,212,971	1,245,748
Units issued	63,583	163,114	261,080	192,846	154,295
Units redeemed	(253,518)	(279,037)	(389,455)	(293,503)	(187,072)

Units, end of period	678,081	868,016	983,939	1,112,314	1,212,971

Unit value, end of period $	22.58	18.61	14.57	19.98	20.22
Assets, end of period $	15,309,780	16,149,546	14,337,181	22,218,148	24,522,007
Investment income ratio*	1.30%	0.37%	0.71%	0.14%	0.06%
Total return, lowest to highest**	21.36%	27.69%	(27.05%)	(1.19%)	15.42%

	Sub-Account
	Smaller Company Growth Trust Series 0
	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09 (ag)
Units, beginning of period	187,347	—
Units issued	39,430	189,370
Units redeemed	(31,857)	(2,023)

Units, end of period	194,920	187,347

Unit value, end of period $	13.16	10.52
Assets, end of period $	2,566,100	1,971,295
Investment income ratio*	0.00%	0.00%
Total return, lowest to highest**	25.12%	5.22%

(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Smaller Company Growth Trust Series 1
	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09 (ag)
Units, beginning of period	2,733,015	—
Units issued	64,521	2,799,660
Units redeemed	(402,541)	(66,645)

Units, end of period	2,394,995	2,733,015

Unit value, end of period $	13.16	10.52
Assets, end of period $	31,512,030	28,757,207
Investment income ratio*	0.00%	0.00%
Total return, lowest to highest**	25.04%	5.22%

(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	Strategic Bond Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10 (ax)	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06 (a)
Units, beginning of period	189,852	143,710	94,407	8,781	—
Units issued	125,025	93,744	81,244	107,814	9,607
Units redeemed	(314,877)	(47,602)	(31,941)	(22,188)	(826)

Units, end of period	—	189,852	143,710	94,407	8,781

Unit value, end of period $	12.78	11.39	9.23	10.99	10.99
Assets, end of period $	—	2,162,222	1,325,891	1,037,727	96,498
Investment income ratio*	11.57%	9.16%	8.15%	10.36%	1.21%
Total return, lowest to highest**	12.21%	17.07% to 23.45%	(16.29%) to (9.37%)	0.02% to 2.07%	6.69% to 7.25%

(ax)	Terminated as an investment option and funds transferred to Strategic Income Opportunities Trust on November 8, 2010.
(a)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Strategic Bond Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10 (ax)	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	379,548	428,401	514,604	506,732	475,070
Units issued	31,209	26,231	22,955	78,328	87,186
Units redeemed	(410,757)	(75,084)	(109,158)	(70,456)	(55,524)

Units, end of period	—	379,548	428,401	514,604	506,732

Unit value, end of period $	27.00	24.06	19.49	23.23	23.26
Assets, end of period $	—	9,130,127	8,350,339	11,952,294	11,787,711
Investment income ratio*	9.91%	8.05%	6.78%	9.25%	6.50%
Total return, lowest to highest**	12.24%	23.41%	(16.08%)	(0.15%)	7.06%

(ax) Terminated as an investment option and funds transferred to Strategic Income Opportunities Trust on November 8, 2010.
	Sub-Account
	Strategic Income Opportunities Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10 (bc)	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	280,305	186,605	109,219	7,198	515
Units issued	415,583	146,818	103,622	156,738	11,672
Units redeemed	(75,216)	(53,118)	(26,236)	(54,717)	(4,989)

Units, end of period	620,672	280,305	186,605	109,219	7,198

Unit value, end of period $	15.22	13.13	10.36	11.33	10.70
Assets, end of period $	9,445,639	3,680,414	1,932,692	1,237,215	77,024
Investment income ratio*	14.80%	7.58%	11.96%	3.04%	6.15%
Total return, lowest to highest**	15.91%	18.51% to 26.78%	(10.62%) to (8.05%)	3.96% to 5.85%	2.73% to 4.08%

(bc) Fund renamed on May 3, 2010. Previously known as Strategic Income Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Strategic Income Opportunities Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10 (bc)	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	108,396	95,595	81,469	54,207	18,409
Units issued	538,916	36,242	26,789	38,500	39,532
Units redeemed	(57,971)	(23,441)	(12,663)	(11,238)	(3,734)

Units, end of period	589,341	108,396	95,595	81,469	54,207

Unit value, end of period $	20.56	17.74	14.01	15.33	14.48
Assets, end of period $	12,118,772	1,923,528	1,339,349	1,248,960	784,930
Investment income ratio*	25.85%	6.80%	10.96%	2.74%	4.57%
Total return, lowest to highest**	15.89%	26.64%	(8.61%)	5.88%	3.97%

(bc) Fund renamed on May 3, 2010. Previously known as Strategic Income Trust.
	Sub-Account
	Total Bond Market Trust B Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07 (g)	Dec. 31/06
Units, beginning of period	433,370	206,469	135,088	10,174	—
Units issued	255,534	307,241	181,899	152,876	10,718
Units redeemed	(129,653)	(80,340)	(110,518)	(27,962)	(544)

Units, end of period	559,251	433,370	206,469	135,088	10,174

Unit value, end of period $	20.39	19.14	18.01	17.03	15.89
Assets, end of period $	11,401,249	8,296,145	3,718,773	2,299,903	161,697
Investment income ratio*	4.81%	7.91%	5.73%	12.97%	0.12%
Total return, lowest to highest**	6.49%	4.86% to 6.29%	3.41% to 5.79%	5.28% to 7.13%	4.07% to 4.95%

(g) Fund renamed on October 1, 2007. Previously known as Bond Index Trust B.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Return Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	1,306,620	808,671	336,127	112,748	207
Units issued	1,045,361	741,672	585,903	293,781	127,574
Units redeemed	(392,278)	(243,723)	(113,359)	(70,402)	(15,033)

Units, end of period	1,959,703	1,306,620	808,671	336,127	112,748

Unit value, end of period $	15.57	14.46	12.71	12.37	11.39
Assets, end of period $	30,501,318	18,889,252	10,281,839	4,159,047	1,284,476
Investment income ratio*	2.59%	4.61%	5.66%	9.08%	0.34%
Total return, lowest to highest**	7.66%	8.24% to 13.71%	(0.76%) to 2.76%	7.18% to 8.61%	3.67% to 4.15%

	Sub-Account
	Total Return Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	1,241,643	1,136,708	1,124,031	1,170,580	1,115,248
Units issued	195,711	482,319	304,957	157,071	159,856
Units redeemed	(346,601)	(377,384)	(292,280)	(203,620)	(104,524)

Units, end of period	1,090,753	1,241,643	1,136,708	1,124,031	1,170,580

Unit value, end of period $	25.95	24.11	21.22	20.65	19.04
Assets, end of period $	28,307,475	29,934,757	24,125,362	23,214,442	22,283,837
Investment income ratio*	2.33%	4.21%	4.77%	7.57%	3.34%
Total return, lowest to highest**	7.64%	13.60%	2.77%	8.49%	3.60%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	74,005	48,055	29,310	11,816	151
Units issued	51,185	44,020	35,873	33,080	18,251
Units redeemed	(14,510)	(18,070)	(17,128)	(15,586)	(6,586)

Units, end of period	110,680	74,005	48,055	29,310	11,816

Unit value, end of period $	46.23	39.42	30.58	48.65	46.25
Assets, end of period $	5,116,476	2,917,588	1,469,405	1,425,887	546,447
Investment income ratio*	1.61%	1.89%	1.99%	2.76%	0.06%
Total return, lowest to highest**	17.26%	25.14% to 33.63%	(37.15%) to (25.73%)	1.41% to 5.19%	12.21% to 15.33%

	Sub-Account
	Total Stock Market Index Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	545,943	526,762	537,176	511,025	498,306
Units issued	47,028	127,512	58,855	66,195	75,161
Units redeemed	(145,424)	(108,331)	(69,269)	(40,044)	(62,442)

Units, end of period	447,547	545,943	526,762	537,176	511,025

Unit value, end of period $	13.90	11.86	9.21	14.66	13.94
Assets, end of period $	6,222,405	6,476,527	4,849,169	7,874,116	7,122,081
Investment income ratio*	1.30%	1.71%	1.63%	2.22%	0.93%
Total return, lowest to highest**	17.19%	28.86%	(37.20%)	5.18%	15.29%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Ultra Short Term Bond Trust Series 0
Year Ended
Dec. 31/10 (ba)
Units, beginning of period	—
Units issued	357
Units redeemed	—

Units, end of period	357

Unit value, end of period $	9.99
Assets, end of period $	3,572
Investment income ratio*	2.70%
Total return, lowest to highest**	(0.06%)

(ba)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

Sub-Account
Ultra Short Term Bond Trust Series 1
Year Ended
Dec. 31/10 (ba)
Units, beginning of period	—
Units issued	3,012
Units redeemed	—

Units, end of period	3,012

Unit value, end of period $	9.99
Assets, end of period $	30,098
Investment income ratio*	2.97%
Total return, lowest to highest**	(0.08%)

(ba)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. Government Securities Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10 (ay)	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06 (a)
Units, beginning of period	330,156	245,631	35,230	3,488	—
Units issued	31,143	150,460	247,542	57,871	5,259
Units redeemed	(361,299)	(65,935)	(37,141)	(26,129)	(1,771)

Units, end of period	—	330,156	245,631	35,230	3,488

Unit value, end of period $	13.83	13.51	12.45	12.64	12.24
Assets, end of period $	—	4,460,668	3,059,141	445,142	42,688
Investment income ratio*	1.07%	3.91%	9.59%	9.75%	0.76%
Total return, lowest to highest**	2.39%	5.84% to 8.49%	(1.44%) to 2.87%	2.42% to 3.25%	4.24% to 4.74%

(ay) Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010. (a) Fund available in prior year but no activity.
	Sub-Account
	U.S. Government Securities Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10 (ay)	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	623,357	675,664	771,359	733,672	773,526
Units issued	4,178	85,838	134,861	226,897	57,942
Units redeemed	(627,535)	(138,145)	(230,556)	(189,210)	(97,796)

Units, end of period	—	623,357	675,664	771,359	733,672

Unit value, end of period $	19.12	18.68	17.23	17.48	16.94
Assets, end of period $	—	11,642,623	11,643,008	13,481,617	12,431,478
Investment income ratio*	0.96%	3.07%	3.67%	8.15%	4.94%
Total return, lowest to highest**	2.36%	8.39%	(1.41%)	3.15%	4.39%

(ay) Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. High Yield Bond Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10 (az)	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06 (a)
Units, beginning of period	202,052	99,776	33,326	3,854	—
Units issued	171,874	173,258	93,756	33,298	4,937
Units redeemed	(373,926)	(70,982)	(27,306)	(3,826)	(1,083)

Units, end of period	—	202,052	99,776	33,326	3,854

Unit value, end of period $	15.02	13.65	9.31	11.76	11.42
Assets, end of period $	—	2,757,131	928,594	391,865	44,001
Investment income ratio*	42.24%	11.15%	7.44%	11.70%	0.41%
Total return, lowest to highest**	10.08%	23.40% to 46.65%	(21.56%) to (19.03%)	3.00% to 3.60%	6.52% to 9.60%

(az) Terminated as an investment option and funds transferred to High Yield Trust on November 8, 2010. (a) Fund available in prior year but no activity.
	Sub-Account
	U.S. High Yield Bond Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10 (az)	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	149,331	87,842	41,283	63,180	371
Units issued	67,565	395,544	52,769	45,222	316,818
Units redeemed	(216,896)	(334,055)	(6,210)	(67,119)	(254,009)

Units, end of period	—	149,331	87,842	41,283	63,180

Unit value, end of period $	18.71	17.01	11.60	14.66	14.25
Assets, end of period $	—	2,540,388	1,019,425	605,496	900,741
Investment income ratio*	39.84%	7.65%	6.32%	8.89%	0.06%
Total return, lowest to highest**	9.98%	46.62%	(20.86%)	2.86%	9.57%

(az) Terminated as an investment option and funds transferred to High Yield Trust on November 8, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Utilities Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	272,417	199,521	96,715	19,690	47
Units issued	202,937	129,421	136,730	110,966	21,615
Units redeemed	(82,733)	(56,525)	(33,924)	(33,941)	(1,972)

Units, end of period	392,621	272,417	199,521	96,715	19,690

Unit value, end of period $	18.10	15.88	11.89	19.33	15.17
Assets, end of period $	7,107,505	4,325,990	2,371,852	1,869,476	298,683
Investment income ratio*	2.76%	5.39%	3.88%	2.35%	0.10%
Total return, lowest to highest**	14.00%	28.79% to 33.58%	(38.50%) to (21.20%)	12.22% to 27.43%	25.74% to 31.06%

	Sub-Account
	Utilities Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	282,065	254,809	369,846	507,965	214,242
Units issued	96,970	151,731	349,679	372,247	461,446
Units redeemed	(194,010)	(124,475)	(464,716)	(510,366)	(167,723)

Units, end of period	185,025	282,065	254,809	369,846	507,965

Unit value, end of period $	22.68	19.91	14.88	24.26	19.04
Assets, end of period $	4,197,133	5,616,370	3,792,853	8,972,614	9,672,916
Investment income ratio*	2.17%	4.48%	3.19%	2.06%	1.34%
Total return, lowest to highest**	13.92%	33.77%	(38.65%)	27.40%	31.00%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Value Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	194,861	168,556	123,649	18,887	46
Units issued	108,328	78,215	99,852	137,891	22,949
Units redeemed	(39,864)	(51,910)	(54,945)	(33,129)	(4,108)

Units, end of period	263,325	194,861	168,556	123,649	18,887

Unit value, end of period $	15.37	12.57	8.90	15.05	13.90
Assets, end of period $	4,047,988	2,449,059	1,500,468	1,860,649	262,517
Investment income ratio*	1.20%	1.49%	1.26%	1.55%	0.08%
Total return, lowest to highest**	22.30%	33.21% to 45.49%	(40.84%) to (28.53%)	(0.18%) to 8.26%	13.77% to 21.03%

	Sub-Account
	Value Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	530,663	612,103	677,246	792,456	800,166
Units issued	22,525	28,918	25,260	56,113	175,256
Units redeemed	(104,278)	(110,358)	(90,403)	(171,323)	(182,966)

Units, end of period	448,910	530,663	612,103	677,246	792,456

Unit value, end of period $	33.02	27.01	19.14	32.36	29.90
Assets, end of period $	14,821,012	14,335,243	11,712,280	21,916,100	23,697,339
Investment income ratio*	0.99%	1.32%	1.08%	1.34%	0.37%
Total return, lowest to highest**	22.22%	41.18%	(40.87%)	8.22%	21.04%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

(*)

These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trusts, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)

These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

PART C

OTHER INFORMATION

Item 26. Exhibits

The following exhibits are filed as part of this Registration Statement:

(a) Resolution of Board of Directors establishing Separate Account A is incorporated by reference to post-effective amendment number 1, file number 333-157212, filed with the Commission in April 2010.

(b) Not applicable.

(c)(1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number
333-157212, filed with the Commission on April 7, 2009.

(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(d) (1) Form of Specimen Flexible Premium Variable Life Insurance Policy, incorporated by reference to pre-effective amendment number 1, file number 333-141692, filed with the Commission on June 27, 2007 and form of Policy Endorsement dated 2009, incorporated by reference to post-effective amendment number 2, file number 333-152406, filed with the Commission in April 2010.

(2) Form of Specimen Supplementary Benefit Extended No-Lapse Guarantee Rider, incorporated by reference to pre-effective amendment number 1, file number 333-141692, filed with the Commission on June 27, 2007.

(3) Form of Specimen Supplementary Benefit Overloan Protection Rider, incorporated by reference to pre-effective amendment number 1, file number 333-141692, filed with the Commission on June 27, 2007.

(4) Form of Specimen Supplementary Benefit Policy Split Option Rider, incorporated by reference to pre-effective amendment number 1, file number 333-141692, filed with the Commission on June 27, 2007.

(5) Form of Specimen Supplementary Benefit Four Year Term Rider, incorporated by reference to pre-effective amendment number 1, file number 333-141692, filed with the Commission on June 27, 2007.

(6) Form of Specimen Supplementary Benefit Return of Premium Death Benefit Rider, incorporated by reference to pre-effective amendment number 1, file number 333-141692, filed with the Commission on June 27, 2007.

(7) Form of Specimen Supplementary Benefit Cash Value Enhancement Rider, incorporated by reference to pre-effective amendment number 1, file number 333-141692, filed with the Commission on June 27, 2007.

(e) Specimen Application for the Protection Survivorship VUL Insurance Policy, incorporated by reference to pre-effective amendment number 1, file number 333-141692, filed with the Commission on June 27, 2007.

(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(c) Amended and Restated Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) dated July 26, 2010, incorporated by reference to post-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated June 15, 2010, incorporated by reference to post-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(g) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(h)(1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.

4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(i) (1) Service Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company dated April 28, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(j) Not applicable.

(k) Opinion and consent of counsel for John Hancock Life Insurance Company (U.S.A.), incorporated by reference to pre-effective amendment number 1, file number 333-141692, filed with the Commission on June 27, 2007.

(l) Not Applicable.

(m) Not Applicable.

(n) Consents of Independent Registered Public Accounting Firm are filed herewith.

(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b) is filed herewith.

(o) Not Applicable.

(p) Not Applicable.

(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the policies, incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.

Powers of Attorney

(i) Powers of Attorney for James R. Boyle and Rex E. Schlaybaugh, Jr., are incorporated by reference to Registrant’s pre-effective amendment filed with the Commission on June 27, 2007.

(ii) Power of Attorney for Scott S. Hartz is incorporated by reference to Registrant’s post-effective amendment filed with the Commission on April 27, 2009.

(iii) Powers of Attorney for James D. Gallagher and John G. Vrysen are incorporated by reference to Registrant’s post-effective amendment filed with the Commission in April 2010.

(iv) Power of Attorney for Steven Finch is incorporated by reference to post-effective amendment number 4, file number 333-153252, filed with the Commission on July 27, 2010.

(v) Power of Attorney for Paul M. Connolly is incorporated by reference to post-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Name and Principal Business Address	Position with Depositor
Directors
Thomas Borshoff
536 Stone Road
Pittsford, NY 14534	Director

James R. Boyle
601 Congress Street
Boston, MA 02210	Director, Chairman and President

Paul M. Connolly
75 Indian Spring Road
Milton, MA 02186	Director

Steven Finch
197 Clarendon Street
Boston, MA 02116	Director and Executive Vice President

Ruth Ann Fleming
205 Highland Avenue
Short Hills, NJ 07078	Director

James D. Gallagher
601 Congress Street
Boston, MA 02210	Director and Executive Vice President

Scott S. Hartz
197 Clarendon Street
Boston, MA 02116	Director and Executive Vice President

Rex E. Schlaybaugh, Jr.
400 Renaissance Center
Detroit, Michigan 48243	Director

John G. Vrysen
601 Congress Street
Boston, MA 02210	Director and Senior Vice President

Executive Vice Presidents
Marc Costantini*
Steven Finch**
James D. Gallagher*
Scott S. Hartz**	and Chief Investment Officer – US Investments
Peter Levitt****	and Treasurer
Katherine MacMillan****
Stephen R. McArthur***
Hugh McHaffie*

Senior Vice Presidents
Kevin J. Cloherty*
Bob Diefenbacher**
Peter Gordon**
Allan Hackney*	and Chief Information Officer
Gregory Mack†
Ronald J. McHugh*
Lynne Patterson*	and Chief Financial Officer
Craig R. Raymond*	Chief Actuary & Chief Risk Officer
Diana L. Scott*
Alan R. Seghezzi**
Bruce R. Speca*

Name and Principal Business Address	Position with Depositor
Tony Teta**
Brooks Tingle**
John G. Vrysen**

Vice Presidents
Emanuel Alves*	Counsel and Corporate Secretary
John C.S. Anderson**
Roy V. Anderson*
Arnold Bergman*
Stephen J. Blewitt**
Robert Boyda*
John E. Brabazon**	Chief Financial Officer, Investments
George H. Braun**
Thomas Bruns††
Tyler Carr*
Robert T. Cassato*
Brian Collins*
Art Creel*
George Cushnie****
John J. Danello*
Willma Davis**
Anthony J. Della Piana**
Brent Dennis**
Robert Donahue*****
Edward Eng****
Carol Nicholson Fulp*
Paul Gallagher**
Wayne A. Gates*****
Ann Gencarella**
Richard Harris***	and Appointed Actuary
John Hatch*
Kevin Hill**
E. Kendall Hines**
Eugene Xavier Hodge, Jr.**
James C. Hoodlet**
Roy Kapoor****
Mitchell Karman**	and Chief Compliance Officer & Counsel
and Chief Compliance Officer – Retail Funds/Separate
Frank Knox*	Accounts
David Kroach***
Jonathan Kutrubes*
Cynthia Lacasse**
Denise Lang***
Robert Leach*
David Longfritz*
Robert F. Lussky, Jr.*
Nathaniel I. Margolis**
John Maynard*
Steven McCormick****
Janis K. McDonough**
Scott A. McFetridge**
William McPadden**
Maureen Milet**	and Chief Compliance Officer – Investments
Peter J. Mongeau**
Steven Moore****
Curtis Morrison**
Tom Mullen*
Scott Navin**
Betty Ng***

Name and Principal Business Address	Position with Depositor
Nina Nicolosi*
Frank O’Neill*
Jacques Ouimet**
Gary M. Pelletier**
Steven Pinover*
Krishna Ramdial****	Vice President, Treasury
S. Mark Ray**
Jill Rebman***
Mark Rizza*
Ian R. Roke*
Andrew Ross****
Thomas Samoluk*
Jonnie Smith†††
Yiji S. Starr*
Tony Todisco*****
Gaurav Upadhya***
Simonetta Vendittelli*****
Peter de Vries††††
Karen Walsh*
Linda A. Watters*
Joseph P. Welch**
Jeffery Whitehead*	and Controller
Henry Wong**
Randy Zipse**

*	Principal Business Office is 601 Congress Street, Boston, MA 02210
**	Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
*****	Principal Business Office is 380 Stuart Street, Boston, MA 02116
†	Principal Business is 6400 Sheridan Drive, Williamsville, NY 14221
††	Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515
†††	Principal Business is 164 Corporate Drive, Portsmouth, NH 03801
††††	Principal Business is 200 Berkeley Street, Boston, MA 02116

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

A list of persons directly or indirectly controlled by or under common contract with the Depositor appears below:

Subsidiary Name

AIMV, LLC (Delaware)

Baystate Investments, LLC (Delaware)

Declaration Management & Research LLC (Delaware)

Essex Corporation (New York)

Essex Holding Company, Inc. (New York)

Frigate, LLC (Delaware)

Fusion Clearing, Inc (New York)

Hancock Capital Investment Management, LLC (Delaware)

Hancock Capital Investment IV LLC (Delaware)

Hancock Capital Management, LLC (Delaware)

Hancock Forest Management (NZ) Limited (New Zealand)

Hancock Forest Management, Inc. (Delaware)

Hancock Investimentos em Florestas e Agricultura Ltda. (Brazil)

Hancock Mezzanine Investments, LLC (Delaware)

Hancock Mezzanine Investments II, LLC (Delaware)

Hancock Mezzanine Investments III, LLC (Delaware)

Hancock Natural Resource Group Australasia Pty Limited (Australia)

Hancock Natural Resource Group, Inc. (Delaware)

Hancock Venture Partners, Inc. (Delaware)

HVP Special Purpose Sub I, Inc. (Delaware)

HVP Special Purpose Sub II, Inc. (Delaware)

HVP-Russia, Inc. (Delaware)

International Forest Investments Ltd. (Cayman Islands)

JH Networking Insurance Agency, Inc. (Massachusetts)

JHFS One Corp. (Massachusetts)

JHLICO CIP Investments, LLC (Delaware)

John Hancock Advisers LLC (Delaware)

John Hancock Assignment Company (Delaware)

John Hancock Distributors LLC (Delaware)

John Hancock Energy Resources Management Inc. (Delaware)

John Hancock Financial Network, Inc. (Massachusetts)

John Hancock Funds LLC (Delaware)

John Hancock Investment Management Services, LLC (Delaware)

John Hancock Life & Health Insurance Company (Delaware)

John Hancock Life Insurance Company of New York (New York)

John Hancock Leasing Corporation (Delaware)

John Hancock Property and Casualty Holding Company (Delaware)

John Hancock Real Estate Finance, Inc. (Delaware)

John Hancock Realty Advisors, Inc. (Delaware)

John Hancock Realty Management Inc. (Delaware)

John Hancock Signature Services, Inc. (Delaware)

John Hancock Subsidiaries LLC (Delaware)

John Hancock Timber Resource Corporation (Delaware)

JHUSA CIP Investments, LLC (Delaware)

Long Term Care Partners, LLC (Delaware)

LR Company, LLC (Delaware) LVI, LLC (Delaware)

Manulife Asset Management (US) LLC (Delaware)

Manulife Service Corporation (Colorado)

New Amsterdam Insurance Agency, Inc. (New York)

P.T. Timber Inc. (New Jersey)

Signator Insurance Agency, Inc. (Massachusetts)

Signator Investors, Inc. (Delaware)

Signature Management Co., Ltd. (Bermuda)

The Berkeley Financial Group LLC (Delaware)

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.

Name	Title
Edward Eng***	Board Manager
Steven Finch**	Board Manager
Lynne Patterson*	Board Manager
Christopher Walker***	Board Manager
Karen Walsh*	Board Manager
Emanuel Alves*	Secretary
Brian Collins*	Vice President, U.S. Taxation
Edward Eng***	Vice President, Group Annuity
Steven Finch**	Chairman
Heather Justason***	Chief Operating Officer
Peter Levitt****	Senior Vice President, Treasurer
Jeffrey Long*	Financial Operations Principal
Declan O’Beirne**	Chief Financial Officer
Kathleen Pettit**	Chief Compliance Officer
Krishna Ramdial****	Vice President, Treasury
Pamela Schmidt**	General Counsel
Karen Walsh*	President and Chief Executive Officer

*	Principal Business Office is 601 Congress Street, Boston, MA 02210

**	Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.
Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on its behalf in the City of Boston and Commonwealth of Massachusetts, as of the 26th day of April, 2011.

John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By: /s/ James R. Boyle
James R. Boyle
Principal Executive Officer

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (Depositor)

By: /s/ James R. Boyle
James R. Boyle
Principal Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 26th day of April, 2011.

Signatures	Title
/s/ Jeffery J. Whitehead	Vice President and Controller
Jeffery J. Whitehead

/s/ Lynne Patterson	Senior Vice President and Chief Financial Officer
Lynne Patterson

*	Director
James R. Boyle

*	Director
Paul M. Connolly

*	Director
Steven Finch

*	Director
James D. Gallagher

*	Director
Scott S. Hartz

*	Director
Rex E. Schlaybaugh, Jr.

*	Director
John G. Vrysen

/s/ James C. Hoodlet
James C. Hoodlet
*Pursuant to Power of Attorney

SUPPLEMENT DATED MAY 2, 2011

TO

PROSPECTUSES DATED MAY 2, 2011 OR LATER

This Supplement is to be distributed with certain prospectuses dated May 2, 2011 or later for variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

The prospectuses involved bear the title “Protection Variable Universal Life,” “Accumulation Variable Universal Life,” “Corporate VUL,” “Medallion Variable Universal Life Plus,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Edge II,” “Medallion Executive Variable Life,” “Medallion Executive Variable Life II,”

“Medallion Executive Variable Life III,” “Performance Executive Variable Life,” “Variable Estate Protection,” “Variable Estate Protection Plus,” “Variable Estate Protection Edge,” “Performance Survivorship Variable Universal Life” and “Survivorship Variable Universal Life.” We refer to these prospectuses as the “Product Prospectuses.”

This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a current prospectus for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES

The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:

M International Equity

M Large Cap Growth

M Capital Appreciation

M Business Opportunity Value

VL M SUPP (5/2011)

Supplement dated May 2, 2011

to

Prospectuses dated May 2, 2011

This supplement is to accompany the prospectuses dated May 2, 2011 for flexible premium survivorship variable universal life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York entitled “Survivorship VUL.”

Availability of fixed account under dollar cost averaging program

Effective until December 31, 2011, we will permit transfers out of the fixed account under the dollar cost averaging program. After December 31, 2011, any policy value remaining in the fixed account will be subject to the standard fixed account transfer limitations (see “Transfers of existing policy value”). Also, any policy value allocated to the fixed account that is not participating in the dollar cost averaging program will be subject to the standard fixed account transfer limitations. The standard fixed account transfer limitations are more restrictive than those that apply to transfers out of investment accounts.

You should consider your future liquidity needs when allocating policy value to the fixed account or designating the fixed account for transfers under the dollar cost averaging program.

SVUL Prod Supp 5/2011

333-141692

333-141693